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SECURITY LARGE CAP VALUE FUND

SECURITY EQUITY FUND(R)
  -  EQUITY SERIES
  -  ALPHA OPPORTUNITY SERIES
  -  GLOBAL SERIES
  -  SOCIAL AWARENESS SERIES
  -  MID CAP VALUE SERIES
  -  SMALL CAP GROWTH SERIES
  -  ENHANCED INDEX SERIES
  -  SELECT 25 SERIES
  -  LARGE CAP GROWTH SERIES

SECURITY MID CAP GROWTH FUND

One Security Benefit Place, Topeka, Kansas 66636-0001
(785) 438-3000
(800) 888-2461

This Statement of Additional Information is not a prospectus.  It should be read in  conjunction  with  the  prospectus  dated  February  1,  2005,  as it may be supplemented from time to time. A prospectus may be obtained by writing Security
Distributors, Inc., One Security Benefit Place, Topeka, Kansas 66636-0001, or by
calling  (785)  438-3000  or (800)  888-2461.  The Funds'  financial  statements included in the Funds' September 30, 2004 Annual Report are incorporated  herein by reference.  A copy of the Funds' Annual Report is available,  without charge, by calling the phone numbers listed above.

STATEMENT OF ADDITIONAL INFORMATION
FEBRUARY 1, 2005, AS SUPPLEMENTED AUGUST 30, 2005
RELATING TO THE PROSPECTUS DATED FEBRUARY 1, 2005,
AS IT MAY BE SUPPLEMENTED FROM TIME TO TIME
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INVESTMENT MANAGER
Security Management Company, LLC
One Security Benefit Place
Topeka, Kansas 66636-0001

UNDERWRITER
Security Distributors, Inc.
One Security Benefit Place
Topeka, Kansas 66636-0001

CUSTODIANS
UMB Bank, N.A.
928 Grand Avenue
Kansas City, Missouri 64106

Banc of America Securities, LLC
9 West 57th Street
New York, New York 10019

State Street Bank and Trust Company
225 Franklin
Boston, Massachusetts 02110

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
One Kansas City Place
1200 Main Street
Kansas City, Missouri 64105-2143

                                TABLE OF CONTENTS
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GENERAL INFORMATION

Security Large Cap Value Fund,  Security Equity Fund and Security Mid Cap Growth
Fund were  organized as Kansas  corporations  on February 2, 1944,  November 27,
1961 and April 20,  1965,  respectively.  The names of Security  Large Cap Value
Fund (formerly Security Growth and Income Fund) and Security Mid Cap Growth Fund
(formerly Security Ultra Fund) were changed effective October 1, 2002. The Funds are registered with the Securities and Exchange Commission ("SEC") as investment companies.  Such  registration  does not involve  supervision  by the SEC of the management or policies of the Funds. The Funds are open-end investment companies that,  upon the demand of the  investor,  must redeem  their  shares and pay the investor  the  current  net asset  value  ("NAV")  thereof.  (See "How to Redeem
Shares.")

Each of  Security  Large Cap Value Fund  ("Large  Cap Value  Fund"),  the Equity
Series ("Equity Fund"),  Alpha Opportunity  Series ("Alpha  Opportunity  Fund"),
Global Series  ("Global  Fund"),  Social  Awareness  Series  ("Social  Awareness
Fund"),  Mid Cap Value Series ("Mid Cap Value  Fund"),  Small Cap Growth  Series
("Small Cap Growth Fund"), Enhanced Index Series ("Enhanced Index Fund"), Select
25 Series  ("Select 25 Fund(R)") and Large Cap Growth Series  ("Large Cap Growth
Fund") of  Security  Equity  Fund,  and  Security  Mid Cap Growth Fund ("Mid Cap
Growth Fund")  (collectively,  the "Funds") has its own investment objective and policies.  Professional  investment  advice is provided to each Fund by Security
Management Company,  LLC (the "Investment  Manager").  While there is no present intention to do so, the investment  objective and policies of each Fund,  unless otherwise noted,  may be changed by the Board of Directors  without the approval of  shareholders.  Each  of  the  Funds  is  also  required  to  operate  within limitations  imposed by its fundamental  investment  policies,  which may not be changed  without  shareholder  approval.  These  limitations are set forth under
"Investment Restrictions." An investment in one of the Funds does not constitute a complete investment program.

INVESTMENT METHODS AND RISK FACTORS

The Fund's  principal  investment  strategies and the risks  associated with the same are  described  in the  "Principal  Risks"  and  "Investment  Policies  and
Management  Practices"  sections of the  Prospectus.  The  following  discussion provides additional  information about those principal investment strategies and related risks, as well as information  about investment  strategies (and related risks) that the Fund may  utilize,  even though  they are not  considered  to be
"principal"  investment  strategies.  Accordingly,  an investment  strategy (and related risk) that is described  below, but which is not described in the Fund's prospectus,  should not be  considered  to be a principal  strategy  (or related risk) applicable to the Fund.

Some  of the  risk  factors  related  to  certain  securities,  instruments  and techniques  that may be used by one or more of the  Funds are  described  in the
"Principal Risks" and "Investment Policies and Management Practices" sections of the applicable prospectus and in this Statement of Additional  Information.  The following is a description of certain additional risk factors related to various securities,  instruments  and  techniques.  The risks so described only apply to those Funds which may invest in such  securities  and  instruments  or which use such  techniques.  Also  included  is a  general  description  of  some  of  the investment instruments,  techniques and methods which may be used by one or more of the Funds. The methods described only apply to those Funds which may use such methods.  Although a Fund may employ the  techniques,  instruments  and  methods described below,  consistent with its investment  objective and policies and any applicable law, no Fund will be required to do so.

SHARES OF OTHER  INVESTMENT  COMPANIES -- Each of the Funds may invest in shares of other investment companies or investment  vehicles.  Investment in the shares of other investment companies or investment vehicles has the effect of requiring shareholders to pay the operating expenses (including,  for example,  investment advisory and other management  fees) of two mutual funds. The Fund's  investment in the securities of other investment  companies or investment  vehicles will be limited so that, as determined after a purchase is made, (1) not more than 3% of the total outstanding  voting stock of any one investment  company or investment vehicle  will be owned by the  Fund,  (2) not more  than 5% of the  value of the total  assets  of the  Fund  will  be  invested  in the  securities  of any  one investment  company,  and (3) not more than 10% of the value of the total assets of the  Fund  will  be  invested  in the  securities  of such  other  investment companies.

REPURCHASE  AGREEMENTS -- Each of the Funds may utilize repurchase agreements on an  overnight  basis and in the case of Global,  Small Cap  Growth and  Enhanced
Index  Funds may enter into  repurchase  agreements  with longer  maturities.  A repurchase  agreement is a contract  under which a Fund would acquire a security for a relatively  short period (usually not more than seven days) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price  (representing the Fund's cost plus interest).  Each of the
Funds may  enter  into  repurchase  agreements  with  respect  to any  portfolio securities  that it may acquire  consistent  with its  investment  policies  and restrictions. The Funds may enter into repurchase agreements to meet anticipated redemptions or pending  investment or  reinvestment  of Fund assets in portfolio
securities.   The  Board  of  Directors  of  each  Fund  has  delegated  certain responsibilities  in connection  with  repurchase  agreements to the  Investment
Manager or Sub-Adviser. Those responsibilities include monitoring and evaluating a Fund's  use of  repurchase  agreements,  evaluating  the  creditworthiness  of repurchase  agreement  counterparties  and  taking  steps  that  are  reasonably designed to ensure that a Fund's repurchase agreements are fully collateralized.
Repurchase  agreements  subject  the Funds to the risks that (i) they may not be able to liquidate the  securities  immediately  upon the insolvency of the other party,  or (ii) that amounts  received in closing out a  repurchase  transaction might be deemed voidable preferences upon the bankruptcy of the other party.

It is the Global Fund's present  intention to enter into  repurchase  agreements only with respect to obligations of the United States Government or its agencies or  instrumentalities  to meet anticipated  redemptions or pending investment or reinvestment of Fund assets in portfolio securities.  The Global Fund will enter into repurchase  agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities.  Repurchase agreements will be fully collateralized including interest earned thereon during the entire term of the agreement.  If the institution defaults on the repurchase agreement, the  Global  Fund  will  retain  possession  of the  underlying  securities.  If bankruptcy proceedings are commenced with respect to the seller,  realization on the  collateral  by Global Fund may be delayed or limited and the Fund may incur additional  costs.  In such  case,  the  Global  Fund will be  subject  to risks associated with changes in market value of the collateral securities. The Global
Fund may enter into repurchase  agreements only with (a) securities dealers that have a total  capitalization  of at least  $40,000,000  and a ratio of aggregate indebtedness  to net  capital  of no more  than 4 to 1, or,  alternatively,  net capital equal to 6% of aggregate debit balances, or (b) banks that have at least
$1,000,000,000  in assets and a net worth of at last $100,000,000 as of its most recent  annual  report.  In  addition,  the  aggregate  repurchase  price of all repurchase  agreements  held by the Global Fund with any broker shall not exceed
15% of the total assets of the fund or  $5,000,000,  whichever  is greater.  The
Global  Fund will not enter into  repurchase  agreements  maturing  in more than seven days if the aggregate of such  repurchase  agreements  and other  illiquid investments  would  exceed  15% of the net  assets  of the Fund.  The  operating expenses of Global Fund can be expected to be higher than those of an investment company investing exclusively in United States securities.

REVERSE  REPURCHASE  AGREEMENTS  --  Certain  Funds may also  invest in  reverse repurchase  agreement  transactions  which  involve the sale of U.S.  Government securities  held by the Fund,  with an agreement  that the Fund will  repurchase such  securities at an agreed upon price and date.  The Fund may employ  reverse repurchase agreements when necessary to meet unanticipated net redemptions so as to avoid  liquidating  other portfolio  investments  during  unfavorable  market conditions.  At the time it enters into a reverse repurchase agreement, the Fund will  segregate  cash and/or  liquid  assets  having a dollar value equal to the repurchase price. Reverse repurchase  agreements are considered to be borrowings under the  Investment  Company Act of 1940,  as amended  ("1940  Act").  Reverse repurchase agreements,  together with other permitted borrowings from banks, may constitute  up to 33 1/3% of the Fund's  total  assets.  Under the 1940 Act, the
Fund is required to maintain  continuous  asset coverage of 300% with respect to borrowings  and to sell (within  three days)  sufficient  portfolio  holdings to restore  such  coverage  if it  should  decline  to less than 300% due to market fluctuations or otherwise,  even if such liquidations of the Fund's holdings may be  disadvantageous  from an  investment  standpoint.  Leveraging  by  means  of borrowing may  exaggerate the effect of any increase or decrease in the value of portfolio  securities  or the Fund's NAV, and money  borrowed will be subject to interest and other costs (which may include  commitment  fees and/or the cost of maintaining  minimum  average  balances)  which may or may not exceed the income received from the securities purchased with borrowed funds.

WHEN ISSUED AND FORWARD COMMITMENT  SECURITIES -- Purchase or sale of securities on a "forward commitment" basis may be used to hedge against anticipated changes in interest rates and prices. The price,  which is generally  expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities  take place at a later date.  When issued  securities and forward commitments  may be sold prior to the settlement  date, but the Funds will enter into when issued and forward  commitments  only with the  intention  of actually receiving or delivering the securities,  as the case may be; however, a Fund may dispose of a commitment  prior to settlement if the Investment  Manager deems it appropriate to do so. No income accrues on securities  which have been purchased pursuant to a forward  commitment or on a when issued basis prior to delivery of the  securities.  If a Fund  disposes  of the  right to  acquire  a when  issued security prior to its acquisition or disposes of its right to deliver or receive against a forward  commitment,  it may incur a gain or loss.  At the time a Fund enters into a transaction on a when issued or forward  commitment basis, it will segregate  cash or liquid  securities  equal to the value of the when  issued or forward  commitment  securities  and will mark the  segregated  assets to market daily.  There is a risk that the  securities  may not be delivered  and that the
Fund may incur a loss.

AMERICAN  DEPOSITARY  RECEIPTS -- Each of the Funds may purchase  ADRs which are dollar-denominated  receipts issued  generally by U.S. banks and which represent the deposit with the bank of a foreign company's  securities.  ADRs are publicly traded on exchanges or over-the-counter  in the United States.  Investors should consider  carefully the  substantial  risks  involved in investing in securities issued by companies of foreign nations, which are in addition to the usual risks inherent in domestic  investments.  ADRs,  European Depositary Receipts ("EDRs")
and Global  Depositary  Receipts  ("GDRs") or other securities  convertible into securities of issuers based in foreign countries are not necessarily denominated in the same  currency as the  securities  into which they may be  converted.  In general,  ADRs, in registered  form,  are  denominated  in U.S.  dollars and are designed for use in the U.S. securities markets, while EDRs (also referred to as
Continental Depositary Receipts ("CDRs")), in bearer form, may be denominated in other currencies and are designed for use in European securities  markets.  ADRs are  receipts  typically  issued  by a U.S.  bank or  trust  company  evidencing ownership of the underlying securities.  EDRs are European receipts evidencing a similar arrangement.  GDRs are global receipts evidencing a similar arrangement.
For purposes of the Fund's investment  policies,  ADRs, EDRs and GDRs are deemed to have the same  classification  as the underlying  securities  they represent.
Thus, an ADR, EDR or GDR representing  ownership of common stock will be treated as common stock.

Depositary receipts are issued through "sponsored" or "unsponsored"  facilities.
A sponsored  facility  is  established  jointly by the issuer of the  underlying security and a depositary,  whereas a depositary  may  establish an  unsponsored facility without participation by the issuer of the deposited security.  Holders of  unsponsored  depositary  receipts  generally  bear  all  the  cost  of  such facilities and the depositary of an unsponsored  facility frequently is under no obligation to distribute shareholder  communications received from the issuer of the deposited  security or to pass through  voting rights to the holders of such receipts in respect of the deposited securities.

RESTRICTED  SECURITIES  --  Each  Fund  may  invest  in  restricted  securities.
Restricted  securities cannot be sold to the public without  registration  under the Securities Act of 1933 ("1933 Act"). Unless registered for sale,  restricted securities can be sold only in privately negotiated  transactions or pursuant to an exemption from registration.  Restricted  securities are generally considered
illiquid  and,   therefore,   subject  to  the  Fund's  limitation  on  illiquid
securities.

Restricted securities (including Rule 144A Securities) may involve a high degree of business  and  financial  risk which may result in  substantial  losses.  The securities may be less liquid than publicly  traded  securities.  Although these securities  may be resold  in  privately  negotiated  transactions,  the  prices realized from these sales could be less than those  originally paid by the Fund.
In   particular,   Rule  144A   Securities  may  be  resold  only  to  qualified
institutional  buyers in accordance  with Rule 144A under the  Securities Act of
1933.  Rule 144A  permits  the  resale to  "qualified  institutional  buyers" of
"restricted  securities"  that,  when  issued,  were  not of the  same  class as securities  listed on a U.S.  securities  exchange  or  quoted  in the  National
Association of Securities  Dealers,  Inc. (NASD) Automated Quotation System (the
"Rule 144A Securities").  A "qualified  institutional  buyer" is defined by Rule
144A generally as an institution, acting for its own account or for the accounts of other qualified  institutional buyers, that in the aggregate owns and invests on a  discretionary  basis at least $100  million in  securities  of issuers not affiliated  with the  institution.  A dealer  registered  under  the  Securities
Exchange  Act of 1934 (the  "Exchange  Act"),  acting for its own account or the accounts of other qualified institutional buyers, that in the aggregate owns and invests on a  discretionary  basis at least $10 million in securities of issuers not  affiliated  with the dealer may also  qualify as a qualified  institutional buyer,  as well as an  Exchange  Act  registered  dealer  acting  in a  riskless principal transaction on behalf of a qualified institutional buyer.

The Funds' Board of Directors is responsible  for  developing  and  establishing guidelines and procedures for determining the liquidity of Rule 144A Securities.
As  permitted  by  Rule  144A,   the  Board  of  Directors  has  delegated  this
responsibility to the Investment Manager or relevant Sub-Adviser.  In making the determination  regarding the liquidity of Rule 144A  Securities,  the Investment
Manager or relevant  Sub-Adviser  will consider trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition,  the Investment Manager or relevant Sub-Adviser may consider:  (1) the frequency  of trades  and  quotes;  (2) the  number  of  dealers  and  potential purchasers;  (3) dealer undertakings to make a market; and (4) the nature of the security and of the market place trades (e.g., the time needed to dispose of the security,  the method of  soliciting  offers  and the  mechanics  of  transfer).
Investing in Rule 144A Securities and other restricted securities could have the effect  of  increasing  the  amount  of a Fund's  assets  invested  in  illiquid
securities   to  the  extent  that   qualified   institutional   buyers   become
uninterested, for a time, in purchasing these securities.

REAL ESTATE  SECURITIES -- Certain of the Funds may invest in equity  securities of REITs and other real estate industry  companies or companies with substantial real  estate  investments  and  therefore,  such Funds may be subject to certain risks  associated with direct  ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate;  possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions;
overbuilding;  increases in competition,  property taxes and operating expenses;
changes in zoning laws;  costs  resulting from the clean-up of, and liability to third parties for damages resulting from,  environmental  problems;  casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters;  limitations  on and  variations  in rents;  and  changes in interest rates.  Investing in REITs has the effect of requiring  shareholders  to pay the operating expenses of both the Fund and the REIT.

REITs are pooled investment  vehicles which invest primarily in income producing real estate or real  estate  related  loans or  interests.  REITs are  generally classified as equity REITs,  mortgage REITs or hybrid REITs. Equity REITs invest the  majority  of their  assets  directly  in real  property  and derive  income primarily  from the collection of rents.  Equity REITs can also realize  capital gains by selling  properties  that have  appreciated  in value.  Mortgage  REITs invest the majority of their assets in real estate  mortgages  and derive income from the  collection  of  interest  payments.  REITs  are not  taxed  on  income distributed to  shareholders  provided they comply with several  requirements of the Internal Revenue Code, as amended (the "Code").  Finally,  certain REITs may be  self-liquidating in that a specific term of existence is provided for in the trust  document.  Such  trusts run the risk of  liquidating  at an  economically inopportune time.

ZERO COUPON SECURITIES -- Certain of the Funds may invest in certain zero coupon securities that are "stripped" U.S.  Treasury notes and bonds.  These Funds also may invest in zero coupon and other deep discount  securities  issued by foreign governments and domestic and foreign corporations, including certain Brady Bonds and other foreign debt and  payment-in-kind  securities.  Zero coupon securities pay no interest to holders prior to maturity, and payment-in-kind securities pay interest  in the  form of  additional  securities.  However,  a  portion  of the original  issue  discount  on  zero  coupon  securities  and the  "interest"  on payment-in-kind  securities  will be included in the  investing  Fund's  income.
Accordingly, for the Fund to qualify for tax treatment as a regulated investment company and to avoid  certain  taxes,  the Fund may be required to distribute an amount that is greater than the total amount of cash it actually receives. These distributions  must be made from the Fund's cash assets or, if  necessary,  from the  proceeds  of sales of  portfolio  securities.  The Fund will not be able to purchase  additional  income-producing  securities  with  cash used to make such distributions and its current income ultimately may be reduced as a result. Zero coupon and  payment-in-kind  securities  usually  trade at a deep  discount from their face or par value and will be subject  to greater  fluctuations  of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest in cash.

FOREIGN INVESTMENT RISKS -- Investment in foreign securities  involves risks and considerations not present in domestic investments.  Foreign companies generally are  not  subject  to  uniform  accounting,  auditing  and  financial  reporting standards,  practices and  requirements  comparable to those  applicable to U.S.
companies.  The securities of non-U.S. issuers generally are not registered with the SEC,  nor are the issuers  thereof  usually  subject to the SEC's  reporting requirements.  Accordingly,  there may be less  publicly  available  information about  foreign  securities  and issuers than is  available  with respect to U.S.
securities and issuers.  Foreign  securities  markets,  while growing in volume, have for the most part  substantially  less volume than United States securities markets and  securities of foreign  companies  are generally  less liquid and at times their prices may be more volatile than prices of comparable  United States companies.  Foreign stock exchanges,  brokers and listed companies generally are subject to less government supervision and regulation than in the United States.
The  customary  settlement  time for foreign  securities  may be longer than the customary  settlement  time for United  States  securities.  A Fund's income and gains from  foreign  issuers  may be subject to  non-U.S.  withholding  or other taxes, thereby reducing its income and gains. In addition,  with respect to some foreign  countries,  there is the  increased  possibility  of  expropriation  or confiscatory  taxation,  limitations  on the removal of funds or other assets of the Fund,  political or social  instability,  or diplomatic  developments  which could  affect  the  investments  of  the  Fund  in  those  countries.  Moreover, individual  foreign  economies may differ favorably or unfavorably from the U.S.
economy in such respects as growth of gross national product, rate of inflation, rate of savings and capital reinvestment,  resource self-sufficiency and balance of payments positions.

BRADY  BONDS --  Certain  Funds  may  invest in  "Brady  Bonds,"  which are debt restructurings  that provide for the exchange of cash and loans for newly issued bonds.  Brady Bonds are  securities  created  through  the  exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt  restructuring  under a debt restructuring plan  introduced by former U.S.  Secretary of the  Treasury,  Nicholas F. Brady.
Investors  should recognize that Brady Bonds have been issued only recently and,
accordingly,   do  not  have  a  long  payment  history.   Brady  Bonds  may  be
collateralized or uncollateralized,  are issued in various currencies (primarily the U.S.  dollar)  and are  actively  traded in the  secondary  market for Latin
American debt.  The Salomon  Brothers Brady Bond Index provides a benchmark that can be used to compare  returns of emerging  market  Brady Bonds with returns in other bond markets, e.g., the U.S. bond market.

Some  Funds  invest  only in  collateralized  Brady  Bonds  denominated  in U.S.
dollars. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S.  Treasury  zero coupon  bonds having the same  maturity as the bonds.  Interest payments on such bonds generally are  collateralized by cash or securities  in an amount that,  in the case of fixed rate bonds,  is equal to at least one year of rolling  interest  payments  or, in the case of floating  rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at the time and is adjusted at regular intervals thereafter.

EMERGING  COUNTRIES  --  Certain  Funds may  invest in  securities  in  emerging markets.  Investing in securities in emerging countries may entail greater risks than  investing in  securities in developed  countries.  These risks include (i)
less social,  political and economic  stability;  (ii) the small current size of the markets for such  securities and the currently low or nonexistent  volume of trading,  which result in a lack of liquidity and in greater  price  volatility;
(iii)  certain  national  policies  which may  restrict  the  Fund's  investment opportunities,  including  restrictions  on  investment in issuers or industries deemed  sensitive  to national  interests;  (iv) foreign  taxation;  and (v) the absence of  developed  structures  governing  private or foreign  investment  or allowing for judicial redress for injury to private property.

POLITICAL AND ECONOMIC  RISKS -- Investing in  securities of non-U.S.  companies may  entail  additional  risks  due  to the  potential  political  and  economic
instability   of   certain   countries   and   the   risks   of   expropriation,
nationalization,  confiscation  or the  imposition  of  restrictions  on foreign investment  and on  repatriation  of  capital  invested.  In the  event  of such expropriation,  nationalization  or other  confiscation  by any country,  a Fund could lose its entire investment in any such country.

An  investment  in the Fund is  subject  to the  political  and  economic  risks associated with investments in emerging markets.  Even though  opportunities for investment  may exist in  emerging  markets,  any  change in the  leadership  or policies of the  governments of those countries or in the leadership or policies of any other  government  which  exercises a  significant  influence  over those countries,  may halt the expansion of or reverse the  liberalization  of foreign
investment   policies  now  occurring  and  thereby   eliminate  any  investment
opportunities which may currently exist.

Investors should note that upon the accession to power of authoritarian regimes, the governments of a number of emerging market countries previously expropriated large  quantities of real and personal  property  similar to the property  which will be  represented  by the  securities  purchased  by the Fund.  The claims of property owners against those governments were never finally settled.  There can be no assurance  that any property  represented  by securities  purchased by the
Fund will not also be expropriated,  nationalized,  or otherwise confiscated. If such  confiscation  were to occur, the Fund could lose a substantial  portion of its investments in such  countries.  The Fund's  investments  would similarly be adversely affected by exchange control regulation in any of those countries.

RELIGIOUS  AND ETHNIC  INSTABILITY  -- Certain  countries in which the Funds may
invest  may  have  vocal   minorities   that  advocate   radical   religious  or
revolutionary  philosophies or support ethnic  independence.  Any disturbance on
the  part  of  such  individuals   could  carry  the  potential  for  widespread
destruction  or  confiscation  of property  owned by  individuals  and  entities foreign to such  country  and could cause the loss of the Fund's  investment  in those countries.

FOREIGN  INVESTMENT   RESTRICTIONS  --  Certain  countries  prohibit  or  impose substantial  restrictions on investments in their capital markets,  particularly their equity markets,  by foreign entities such as the Funds. As  illustrations, certain countries require governmental  approval prior to investments by foreign persons,  or limit the amount of investment  by foreign  persons in a particular company, or limit the investments by foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals. Moreover, the national policies of  certain  countries  may  restrict  investment  opportunities  in  issuers or industries deemed sensitive to national interests.  In addition,  some countries require governmental approval for the repatriation of investment income, capital or the  proceeds of  securities  sales by foreign  investors.  The Fund could be
adversely   affected  by  delays  in,  or  a  refusal  to  grant,  any  required governmental  approval for repatriation,  as well as by the application to it of other restrictions on investments.

NON-UNIFORM  CORPORATE  DISCLOSURE  STANDARDS  AND  GOVERNMENTAL  REGULATION  --
Foreign  companies are subject to accounting,  auditing and financial  standards and requirements that differ, in some cases significantly, from those applicable to U.S. companies. In particular,  the assets, liabilities and profits appearing on the  financial  statements  of such a company may not  reflect its  financial position or results of  operations  in the way they would be reflected  had such financial  statements been prepared in accordance with U.S.  generally  accepted accounting principles. Such securities will not be registered with the SEC or in some cases  regulators of any foreign  country,  nor will the issuers thereof be subject to the SEC's reporting requirements.  Thus, there will be less available information  concerning  foreign  issuers of such  securities held by Funds that invest in foreign  securities  than is available  concerning  U.S.  issuers.  In instances where the financial  statements of an issuer are not deemed to reflect accurately the financial  situation of the issuer, the Investment Manager or the applicable  Sub-Adviser  will take  appropriate  steps to evaluate  the proposed investment,  which may include  interviews with its management and consultations with accountants,  bankers and other  specialists.  There is substantially  less publicly  available  information  about foreign companies than there are reports and ratings published about U.S. companies and the U.S. Government. In addition, where  public  information  is  available,  it may be less  reliable  than  such information regarding U.S. issuers.

ADVERSE MARKET CHARACTERISTICS -- Securities of many foreign issuers may be less liquid and their  prices  more  volatile  than  securities  of  comparable  U.S.
issuers.  In addition,  foreign  securities  exchanges and brokers generally are subject to less  governmental  supervision  and regulation than in the U.S., and
foreign  securities   exchange   transactions   usually  are  subject  to  fixed
commissions,  which  generally are higher than  negotiated  commissions  on U.S.
transactions.  In addition,  foreign  securities  exchange  transactions  may be subject to  difficulties  associated  with the settlement of such  transactions.
Delays in settlement  could result in temporary  periods when assets of the Fund are  uninvested  and no return is earned  thereon.  The inability of the Fund to make intended  security  purchases due to settlement  problems could cause it to miss attractive opportunities.  Inability to dispose of a portfolio security due to  settlement  problems  either  could  result  in  losses  to the  Fund due to subsequent  declines  in value of the  portfolio  security  or,  if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.  The Investment Manager or relevant  Sub-Adviser will consider such difficulties when determining the allocation of the Fund's assets.

NON-U.S.  WITHHOLDING TAXES -- A Fund's investment income and gains from foreign issuers may be subject to non-U.S. withholding and other taxes, thereby reducing the Fund's investment income and gains.

CURRENCY RISK -- Because certain Funds, under normal  circumstances,  may invest substantial  portions of its total assets in the  securities of foreign  issuers which are  denominated  in foreign  currencies,  the strength or weakness of the
U.S. dollar against such foreign  currencies will account for part of the Fund's investment  performance.  A  decline  in the  value of any  particular  currency against  the U.S.  dollar will cause a decline in the U.S.  dollar  value of the
Fund's holdings of securities denominated in such currency and, therefore,  will cause an overall  decline in the Fund's net asset  value and any net  investment income and capital gains to be distributed in U.S.  dollars to  shareholders  of the Fund.

The rate of exchange  between the U.S. dollar and other currencies is determined by several  factors  including the supply and demand for particular  currencies, central bank efforts to support particular currencies,  the movement of interest rates,  the pace of business  activity in certain other  countries and the U.S., and other economic and financial conditions affecting the world economy.

Although the Funds value assets daily in terms of U.S. dollars, the Funds do not intend to convert  holdings of foreign  currencies into U.S.  dollars on a daily basis. A Fund will do so from time to time, and investors should be aware of the costs of currency conversion.  Although foreign exchange dealers do not charge a fee for conversion,  they do realize a profit based on the difference ("spread")
between  the prices at which they are buying  and  selling  various  currencies.
Thus,  a dealer  may offer to sell a foreign  currency  to the Fund at one rate, while  offering a lesser  rate of  exchange  should the Fund desire to sell that currency to the dealer.

PUT AND CALL OPTIONS -- WRITING  (SELLING)  COVERED CALL OPTIONS.  A call option gives the holder  (buyer)  the "right to  purchase"  a security or currency at a specified  price  (the  exercise  price) at any time  until a certain  date (the expiration  date).  So long as the  obligation  of the  writer of a call  option continues,  he may be assigned an exercise notice by the  broker-dealer  through whom such option was sold,  requiring him to deliver the underlying  security or currency against payment of the exercise price. This obligation  terminates upon the  expiration  of the call  option,  or such  earlier time at which the writer effects a closing  purchase  transaction by repurchasing an option  identical to that previously sold.

Certain Funds may write (sell)  "covered"  call options and purchase  options to close out  options  previously  written  by the Fund.  In writing  covered  call options,  the Fund expects to generate  additional  premium  income which should serve to  enhance  the  Fund's  total  return and reduce the effect of any price decline of the security or currency involved in the option. Covered call options will generally be written on securities or currencies  which,  in the opinion of the  Investment  Manager or relevant  Sub-Adviser,  are not expected to have any major price increases or moves in the near future but which, over the long term, are deemed to be attractive investments for the Fund.

The Fund will write only covered call options. This means that the Fund will own the security or currency subject to the option or an option to purchase the same underlying security or currency,  having an exercise price equal to or less than the  exercise  price  of the  "covered"  option,  or  will  segregate  with  its custodian,  for the term of the option, cash or liquid securities having a value equal to the fluctuating market value of the optioned  securities or currencies.
Fund  securities  or  currencies  on which call  options may be written  will be purchased solely on the basis of investment  considerations  consistent with the
Fund's  investment  objectives.  The  writing  of  covered  call  options  is  a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered  options,  which the Fund will not
do), but capable of enhancing  the Fund's total  return.  When writing a covered call option,  the Fund, in return for the premium,  gives up the opportunity for profit from a price  increase in the  underlying  security or currency above the exercise price, but conversely, retains the risk of loss should the price of the security or currency  decline.  Unlike one who owns securities or currencies not subject to an option,  the Fund has no control  over when it may be  required to sell the  underlying  securities  or  currencies,  since it may be  assigned  an exercise  notice at any time prior to the  expiration  of its  obligations  as a writer.  If a call  option  which the Fund has  written  expires,  the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying  security or currency during the option period. If the call option is exercised,  the Fund will realize a gain or loss from the sale of the underlying security or currency.

Call options  written by the Fund will  normally have  expiration  dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written.  From time to time,  the Fund may purchase an underlying  security or currency for delivery in accordance with an exercise  notice of a call option assigned to it, rather than delivering such security or currency from its portfolio.  In such cases, additional costs may be incurred.

The premium received is the market value of an option. The premium the Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying  security or currency,  the  relationship  of the exercise  price to such market price,  the  historical  price  volatility of the underlying  security or currency,  and the length of the option period. Once the decision  to write a call  option  has been  made,  the  Investment  Manager  or relevant Sub-Adviser,  in determining whether a particular call option should be written on a particular  security or currency,  will consider the reasonableness of the  anticipated  premium and the likelihood that a liquid  secondary  market will exist for those  options.  The  premium  received  by the Fund for  writing covered call options will be recorded as a liability of the Fund. This liability will be adjusted daily to the option's  current market value,  which will be the latest sale price at the time at which the NAV per share of the Fund is computed
(close of the NYSE),  or, in the absence of such sale,  the latest  asked price.
The option will be terminated upon expiration of the option,  the purchase of an identical  option  in a  closing  transaction,  or  delivery  of the  underlying security or currency upon the exercise of the option.

The Fund will realize a profit or loss from a closing  purchase  transaction  if the cost of the  transaction is less or more than the premium  received from the writing of the option.  Because  increases  in the market price of a call option will generally reflect increases in the market price of the underlying  security or currency,  any loss  resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation  of the underlying  security or currency owned by the Fund.

WRITING (SELLING)  COVERED PUT OPTIONS.  A put option gives the purchaser of the option the right to sell, and the writer (seller) has the obligation to buy, the underlying  security or currency at the exercise  price during the option period
(American style) or at the expiration of the option (European style). So long as the obligation of the writer continues, he may be assigned an exercise notice by the  broker-dealer  through  whom such  option was sold,  requiring  him to make payment of the exercise  price against  delivery of the  underlying  security or currency.  The  operation  of put  options in other  respects,  including  their related risks and rewards,  is substantially  identical to that of call options.
Certain  Funds may write  American  or  European  style  covered put options and purchase options to close out options previously written by the Fund.

Certain  Funds may write put  options on a covered  basis,  which means that the
Fund would either (i) segregate cash or liquid  securities in an amount not less than the exercise price at all times while the put option is  outstanding;  (ii)
sell short the  security  or currency  underlying  the put option at the same or higher price than the  exercise  price of the put option;  or (iii)  purchase an option to sell the underlying  security or currency subject to the option having an exercise  price equal to or greater than the exercise  price of the "covered"
option  at all times  while  the put  option  is  outstanding.  (The  rules of a clearing  corporation  currently require that such assets be deposited in escrow to secure payment of the exercise price.) The Fund would generally write covered
put  options  in  circumstances   where  the  Investment   Manager  or  relevant
Sub-Adviser  wishes to purchase  the  underlying  security  or currency  for the
Fund's  portfolio at a price lower than the current market price of the security or  currency.  In such  event the Fund would  write a put option at an  exercise price which,  reduced by the premium received on the option,  reflects the lower price it is willing to pay.  Since the Fund would also receive  interest on debt securities or currencies  maintained to cover the exercise  price of the option, this technique  could be used to enhance current return during periods of market uncertainty.  The risk in such a  transaction  would be that the market price of the underlying  security or currency would decline below the exercise price less the  premiums  received.  Such a decline  could be  substantial  and result in a significant loss to the Fund. In addition, the Fund, because it does not own the specific  securities or  currencies  which it may be required to purchase in the exercise of the put, cannot benefit from  appreciation,  if any, with respect to such specific securities or currencies.

PREMIUM RECEIVED FROM WRITING CALL OR PUT OPTIONS. A Fund will receive a premium from writing a put or call option,  which  increases  such Fund's  return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect,  among other things,  the  relationship  of the market price of the underlying  security to the exercise price of the option,  the term of the option and the volatility of the market price of the underlying security.
By writing a call  option,  a Fund  limits its  opportunity  to profit  from any increase in the market value of the underlying security above the exercise price of the option.  By writing a put option,  a Fund assumes the risk that it may be required to purchase the  underlying  security for an exercise price higher than its then current  market  value,  resulting  in a potential  capital loss if the purchase price exceeds the market value plus the amount of the premium received, unless the security subsequently appreciates in value.

CLOSING TRANSACTIONS. Closing transactions may be effected in order to realize a profit on an  outstanding  call  option,  to prevent an  underlying  security or currency from being called, or, to permit the sale of the underlying security or currency.  A Fund may  terminate  an  option  that it has  written  prior to its expiration by entering into a closing purchase transaction in which it purchases an option  having the same terms as the option  written.  A Fund will  realize a profit or loss from such  transaction if the cost of such transaction is less or more than the premium received from the writing of the option. Because increases in the market  price of a call option will  generally  reflect  increases in the market price of the underlying security, any loss resulting from the purchase of a call  option  is  likely  to be  offset  in  whole  or in part  by  unrealized appreciation of the underlying security owned by such Fund.

Furthermore,  effecting  a closing  transaction  will  permit  the Fund to write another  call  option on the  underlying  security  or  currency  with  either a different exercise price or expiration date or both. If the Fund desires to sell a particular  security or currency  from its portfolio on which it has written a call  option,  it will  seek to  effect  a  closing  transaction  prior  to,  or concurrently with, the sale of the security or currency. There is, of course, no assurance  that the Fund will be able to effect such closing  transactions  at a favorable  price.  If the Fund cannot enter into such a  transaction,  it may be required to hold a security or currency that it might  otherwise have sold. When the Fund  writes a covered  call  option,  it runs the risk of not being able to participate in the appreciation of the underlying securities or currencies above the  exercise  price,  as  well  as the  risk of  being  required  to hold on to securities or currencies that are  depreciating  in value.  This could result in higher transaction costs. The Fund will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are  normally  higher  than those  applicable  to  purchases  and sales of portfolio securities.

PURCHASING  CALL OPTIONS.  Certain Funds may purchase  American or European call options.  The Fund may enter into closing sale transactions with respect to such options,  exercise  them or permit them to expire.  The Fund may  purchase  call options for the purpose of increasing its current return.

Call options may also be  purchased  by a Fund for the purpose of acquiring  the underlying securities or currencies for its portfolio. Utilized in this fashion, the  purchase of call  options  enables the Fund to acquire  the  securities  or currencies  at the exercise  price of the call option plus the premium  paid. At times the net cost of acquiring  securities  or currencies in this manner may be less than the cost of acquiring  the  securities or  currencies  directly.  This technique may also be useful to a Fund in purchasing a large block of securities or  currencies  that  would  be more  difficult  to  acquire  by  direct  market purchases.  So long as it holds such a call option  rather  than the  underlying security or currency itself, the Fund is partially protected from any unexpected decline in the market price of the  underlying  security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

As an  operating  policy,  the Funds will  purchase a put or call option only if after such purchase, the value of all call and put options held by the Fund will not  exceed 5% of the  Fund's  total  assets.  The Fund may also  purchase  call options  on  underlying  securities  or  currencies  it owns in order to protect unrealized gains on call options previously written by it. Call options may also be purchased at times to avoid realizing losses. For example, where the Fund has written a call option on an  underlying  security  or currency  having a current market value below the price at which such security or currency was purchased by the Fund,  an increase in the market  price could  result in the exercise of the call option written by the Fund and the  realization of a loss on the underlying security or currency with the same  exercise  price and  expiration  date as the option previously written.

PURCHASING  PUT OPTIONS.  Certain  Funds may purchase put options.  The Fund may enter into closing sale transactions with respect to such options, exercise them or permit  them to expire.  A Fund may  purchase  a put option on an  underlying security  or  currency  (a  "protective  put")  owned by the Fund as a defensive technique in order to protect against an anticipated decline in the value of the security or currency.  Such hedge protection is provided only during the life of the put option when the Fund,  as the holder of the put option,  is able to sell the underlying  security or currency at the put exercise price regardless of any decline in the underlying  security's market price or currency's exchange value.
The premium paid for the put option and any  transaction  costs would reduce any capital gain otherwise  available for distribution when the security or currency is eventually sold.

A Fund may  purchase  put  options  at a time  when  the  Fund  does not own the underlying  security or  currency.  By  purchasing  put options on a security or currency it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining  value,  and if the market price of the underlying  security or currency  remains equal to or greater than the exercise price during the life of the put option,  the Fund will lose its entire  investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying  security or currency  must decline  sufficiently  below the exercise price to cover the premium and transaction costs,  unless the put option is sold in a closing sale transaction.

DEALER  OPTIONS.  Certain  Funds may  engage in  transactions  involving  dealer options. Certain risks are specific to dealer options. While the Fund would look to a clearing corporation to exercise  exchange-traded options, if the Fund were to purchase a dealer option,  it would rely on the dealer from whom it purchased the  option to perform if the option  were  exercised.  Exchange-traded  options generally  have a  continuous  liquid  market  while  dealer  options have none.
Consequently,  the Fund will  generally be able to realize the value of a dealer option it has purchased  only by exercising it or reselling it to the dealer who issued it. Similarly, when the Fund writes a dealer option, it generally will be able to close out the option  prior to its  expiration  only by entering  into a closing purchase  transaction with the dealer to which the Fund originally wrote the  option.  While the Fund will seek to enter into  dealer  options  only with dealers who will agree to and which are expected to be capable of entering  into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate a dealer  option at a favorable  price at any time prior to expiration.  Failure  by the  dealer  to do so would  result  in the loss of the premium  paid  by the  Fund as well  as  loss  of the  expected  benefit  of the transaction.  Until the Fund, as a covered dealer call option writer, is able to effect  a  closing  purchase  transaction,  it will  not be  able  to  liquidate securities  (or other  assets)  used as cover  until the  option  expires  or is exercised.  In the event of  insolvency  of the  contra  party,  the Fund may be unable to  liquidate a dealer  option.  With  respect to options  written by the
Fund, the inability to enter into a closing  transaction  may result in material losses to the Fund. For example, since the Fund must maintain a secured position with  respect to any call option on a security it writes,  the Fund may not sell the assets which it has  segregated to secure the position while it is obligated under the  option.  This  requirement  may  impair  the  Fund's  ability to sell portfolio securities at a time when such sale might be advantageous.

The Staff of the SEC has taken the position that  purchased  dealer  options and the assets used to secure the written  dealer  options are illiquid  securities.
The Fund may treat the  cover  used for  written  OTC  options  as liquid if the dealer agrees that the Fund may  repurchase  the OTC option it has written for a maximum price to be calculated by a predetermined  formula.  In such cases,  the
OTC  option  would  be  considered  illiquid  only  to the  extent  the  maximum repurchase price under the formula exceeds the intrinsic value of the option. To this  extent,  the Fund will  treat  dealer  options  as  subject  to the Fund's limitation  on  illiquid  securities.  If the SEC  changes  its  position on the liquidity  of  dealer  options,  the Fund  will  change  its  treatment  of such instrument accordingly.

CERTAIN  RISK FACTORS IN WRITING  CALL  OPTIONS AND IN  PURCHASING  CALL AND PUT
OPTIONS.  During the option  period,  a Fund, as writer of a call option has, in return for the  premium  received on the option,  given up the  opportunity  for capital  appreciation  above the  exercise  price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. The risk of purchasing a call or put option is that the Fund may lose the premium it paid plus  transaction  costs. If the Fund does not exercise the option and is unable to close out the position  prior to expiration  of the option,  it will lose its entire investment.

An option  position  may be closed  out only on an  exchange  which  provides  a secondary market.  There can be no assurance that a liquid secondary market will exist for a particular  option at a particular time and that the Fund, can close out its  position by effecting a closing  transaction.  If the Fund is unable to effect a closing purchase  transaction,  it cannot sell the underlying  security until the option expires or the option is exercised.  Accordingly,  the Fund may not be able to sell the underlying security at a time when it might otherwise be advantageous  to do so. Possible  reasons for the absence of a liquid  secondary market  include the  following:  (i)  insufficient  trading  interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts,  suspensions  or other  restrictions  imposed with respect to  particular classes or series of options or underlying  securities;  (iv)  inadequacy of the facilities of an exchange or the clearing  corporation to handle trading volume;
and (v) a  decision  by one or more  exchanges  to  discontinue  the  trading of options or impose restrictions on orders. In addition,  the hours of trading for options may not conform to the hours during which the underlying  securities are traded.  To the extent that the options markets close before the markets for the underlying  securities,  significant  price and rate movements can take place in the  underlying  markets that cannot be reflected  in the options  markets.  The purchase of options is a highly specialized  activity which involves  investment techniques  and  risks  different  from  those  associated  with  ordinary  Fund securities transactions.

Each exchange has established  limitations  governing the maximum number of call options,  whether or not  covered,  which may be  written  by a single  investor acting alone or in concert with others  (regardless  of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers).  An exchange may order the liquidation of  positions  found to be in  violation of these limits and it may impose other sanctions or restrictions.

OPTIONS ON STOCK  INDICES.  Options on stock  indices  are similar to options on specific  securities except that, rather than the right to take or make delivery of the specific  security at a specific  price, an option on a stock index gives the holder the right to receive,  upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call, or less than,  in the case of a put,  the  exercise  price of the  option.  This amount of cash is equal to such  difference  between  the  closing  price of the index and the exercise price of the option expressed in dollars  multiplied by a specified  multiple.  The writer of the option is  obligated,  in return for the premium  received,  to make delivery of this amount.  Unlike options on specific securities,  all settlements of options on stock indices are in cash and gain or loss  depends on general  movements  in the stocks  included in the index rather than price movements in particular  stocks. A stock index futures contract is an agreement  in which one party  agrees to  deliver to the other an amount of cash equal to a specific amount  multiplied by the difference  between the value of a specific  stock index at the close of the last  trading day of the  contract and the price at which the agreement is made. No physical  delivery of securities is made.

RISK FACTORS IN OPTIONS ON INDICES. Because the value of an index option depends upon the  movements in the level of the index rather than upon  movements in the price of a particular  security,  whether the Fund will realize a gain or a loss on the purchase or sale of an option on an index  depends upon the  movements in the level of prices in the market  generally or in an industry or market segment rather than upon movements in the price of the individual security. Accordingly, successful  use of  positions  will depend  upon the  ability of the  Investment
Manager or relevant  Sub-Adviser to predict correctly movements in the direction of the market  generally  or in the  direction of a  particular  industry.  This requires  different skills and techniques than predicting  changes in the prices of individual securities.

Index prices may be distorted if trading of securities  included in the index is interrupted.  Trading  in index  options  also  may be  interrupted  in  certain circumstances,  such as if  trading  were  halted  in a  substantial  number  of securities in the index. If this occurred, a Fund would not be able to close out options which it had written or purchased and, if  restrictions on exercise were imposed, might be unable to exercise an option it purchased,  which would result in substantial losses.

Price movements in Fund  securities will not correlate  perfectly with movements in the level of the index and therefore, a Fund bears the risk that the price of the  securities  may not  increase  as much as the level of the  index.  In this event,  the Fund  would bear a loss on the call  which  would not be  completely offset by movements in the prices of the  securities.  It is also  possible that the index may rise when the value of the  Fund's  securities  does not.  If this occurred,  a Fund would  experience a loss on the call which would not be offset by an increase in the value of its securities  and might also  experience a loss in the market value of its securities.

Unless a Fund has other  liquid  assets  which are  sufficient  to  satisfy  the exercise  of a call on the  index,  the  Fund  will  be  required  to  liquidate securities in order to satisfy the exercise.

When a Fund has  written  a call on an  index,  there is also the risk  that the market may decline between the time the Fund has the call exercised  against it, at a price  which is fixed as of the  closing  level of the index on the date of exercise,  and the time the Fund is able to sell securities.  As with options on securities, the Investment Manager or relevant Sub-Adviser will not learn that a call has been exercised until the day following the exercise date, but, unlike a call on  securities  where  the Fund  would be able to  deliver  the  underlying security  in  settlement,  the Fund may have to sell part of its  securities  in order to make settlement in cash, and the price of such securities might decline before they could be sold.

If a Fund exercises a put option on an index which it has purchased before final determination  of the closing index value for the day, it runs the risk that the level of the underlying  index may change before closing.  If this change causes the exercised option to fall "out-of-the-money" the Fund will be required to pay the  difference  between the closing  index value and the exercise  price of the option  (multiplied  by  the  applicable  multiplier)  to the  assigned  writer.
Although  the Fund may be able to  minimize  this risk by  withholding  exercise instructions  until just before the daily cutoff time or by selling  rather than exercising an option when the index level is close to the exercise price, it may not be  possible to  eliminate  this risk  entirely  because the cutoff time for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

TRADING IN FUTURES -- Certain Funds may enter into futures contracts,  including stock and bond index,  interest rate and currency futures ("futures" or "futures contracts").  A futures  contract  provides for the future sale by one party and purchase by another party of a specific  financial  instrument (e.g., units of a stock index) for a specified price,  date, time and place designated at the time the contract is made.  Brokerage  fees are incurred  when a futures  contract is bought or sold and margin deposits must be maintained.  Entering into a contract to buy is commonly  referred to as buying or  purchasing a contract or holding a long  position.  Entering  into a contract  to sell is  commonly  referred to as selling a contract or holding a short position.

An example of a stock index futures contract follows.  The Standard & Poor's 500
Stock Index ("S&P 500 Index") is composed of 500 selected common stocks, most of which are listed on the NYSE. The S&P 500 Index assigns  relative  weightings to the common stocks included in the Index,  and the Index  fluctuates with changes in the market values of those common  stocks.  In the case of the S&P 500 Index, contracts are to buy or sell 250 units.  Thus, if the value of the S&P 500 Index were $950, one contract  would be worth  $237,500 (250 units x $950).  The stock index futures contract  specifies that no delivery of the actual stock making up the index will take place. Instead,  settlement in cash occurs. Over the life of the contract,  the gain or loss  realized by the Fund will equal the  difference between the  purchase (or sale) price of the contract and the price at which the contract is terminated.  For example, if the Fund enters into a futures contract to buy 250 units of the S&P 500 Index at a  specified  future date at a contract price of $950 and the S&P 500  Index is at $954 on that  future  date,  the Fund will gain  $1,000  (250 units x gain of $4).  If the Fund  enters into a futures contract to sell 250 units of the stock  index at a  specified  future date at a contract price of $950 and the S&P 500 Index is at $952 on that future date, the
Fund will lose $500 (250 units x loss of $2).

Unlike when the Fund  purchases  or sells a security,  no price would be paid or received  by the Fund  upon the  purchase  or sale of a futures  contract.  Upon entering into a futures  contract,  and to maintain the Fund's open positions in futures contracts, the Fund would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash or liquid securities  known as "initial  margin."  The margin  required  for a  particular futures contract is set by the exchange on which the contract is traded, and may be  significantly  modified from time to time by the exchange during the term of the contract.  Futures  contracts are customarily  purchased and sold on margins that may range  upward  from less  than 5% of the  value of the  contract  being traded.

Margin  is the  amount  of funds  that  must be  deposited  by the Fund with its custodian in a segregated account in the name of the futures commission merchant
(or, in some cases, may be held on deposit directly with the futures  commission merchant) in order to initiate  futures  trading and to maintain the Fund's open position in futures contracts. A margin deposit is intended to ensure the Fund's performance  of the  futures  contract.  The margin  required  for a  particular futures contract is set by the exchange on which the futures contract is traded, and may be  significantly  modified from time to time by the exchange during the term of the futures contract.

If the price of an open futures  contract  changes (by increase in the case of a sale or by decrease  in the case of a purchase)  so that the loss on the futures contract  reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position  increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.

These subsequent  payments,  called "variation  margin," to and from the futures broker,  are  made  on a daily  basis  as the  price  of the  underlying  assets fluctuate  making the long and short  positions in the futures  contract more or less  valuable,  a process known as "marking to the market." The Fund expects to earn interest income on its margin deposits.

Although  certain  futures  contracts,  by their terms,  require  actual  future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery  date.  Closing out an open futures  contract  sale or purchase is effected by entering  into an  offsetting futures contract purchase or sale,  respectively,  for the same aggregate amount of the  identical  securities  and the same  delivery  date.  If the  offsetting purchase  price is less than the original sale price,  the Fund realizes a gain;
if it is more,  the Fund realizes a loss.  Conversely,  if the  offsetting  sale price is more than the original  purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The  transaction  costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter  into an  offsetting  transaction  with  respect  to a  particular futures  contract at a particular time. If the Fund is not able to enter into an offsetting  transaction,  the Fund will  continue to be required to maintain the margin deposits on the futures contract.

Options on futures are similar to options on underlying  instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures  contract (a long  position if the option is a call and a short  position  if the option is a put),  rather than to purchase or sell the futures contract,  at a specified exercise price at any time during the period of the option.  The writer of an option on a futures contract is required to deposit  margin  pursuant  to  requirements  similar to those  applicable  to futures  contracts.  Upon  exercise of the option,  the  delivery of the futures position  by the  writer of the  option  to the  holder  of the  option  will be accompanied by the delivery of the accumulated  balance in the writer's  futures margin  account  which  represents  the amount by which the market  price of the futures contract,  at exercise,  exceeds (in the case of a call) or is less than
(in the case of a put) the exercise price of the option on the futures contract.
Alternatively, settlement may be made totally in cash. Purchasers of options who fail to exercise  their  options prior to the exercise date suffer a loss of the premium paid.

Commissions on financial futures contracts and related options  transactions may be higher  than those which would  apply to  purchases  and sales of  securities directly.  From  time to  time,  a  single  order to  purchase  or sell  futures contracts  (or  options  thereon)  may be made on  behalf  of the Fund and other mutual  funds or series of mutual  funds  for which the  Investment  Manager  or relevant  Sub-Adviser  serves as  adviser  or  sub-adviser,  respectively.  Such aggregated  orders would be allocated among the Fund and such other mutual funds or series of mutual funds in a fair and non-discriminatory manner.

A public market exists in interest rate futures contracts covering primarily the following  financial  instruments:  U.S.  Treasury bonds;  U.S.  Treasury notes;
Government  National  Mortgage   Association   ("GNMA")  modified   pass-through
mortgage-backed  securities;  three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; and Eurodollar  certificates of deposit. It is expected that futures contracts trading in additional  financial  instruments will be authorized. The standard contract size is generally $100,000 for futures contracts in U.S.  Treasury bonds,  U.S.  Treasury notes, and GNMA  pass-through securities and $1,000,000 for the other designated futures  contracts.  A public market exists in futures contracts covering a number of indexes,  including, but not  limited  to, the  Standard & Poor's  500 Index,  the  Standard & Poor's 100
Index,  the  NASDAQ  100  Index,  the Value  Line  Composite  Index and the NYSE
Composite Index.

Stock index  futures  contracts  may be used to provide a hedge for a portion of the Fund's portfolio,  as a cash management tool, or as an efficient way for the
Investment  Manager or relevant  Sub-Adviser to implement  either an increase or decrease in portfolio market exposure in response to changing market conditions.
Stock index futures  contracts are currently  traded with respect to the S&P 500
Index and other broad stock market  indices,  such as the NYSE  Composite  Stock
Index and the Value Line Composite Stock Index. The Fund may, however,  purchase or sell futures  contracts  with respect to any stock  index.  Nevertheless,  to hedge the Fund's portfolio  successfully,  the Fund must sell futures  contracts with respect to indexes or subindexes  whose  movements  will have a significant correlation with movements in the prices of the Fund's securities.

Interest  rate or  currency  futures  contracts  may be used as a hedge  against changes in prevailing  levels of interest  rates or currency  exchange  rates in order to  establish  more  definitely  the  effective  return on  securities  or currencies held or intended to be acquired by the Fund. In this regard, the Fund could sell interest rate or currency  futures as an offset against the effect of expected  increases in interest  rates or currency  exchange  rates and purchase such  futures as an offset  against the effect of expected  declines in interest rates or currency exchange rates.

The Fund may enter  into  futures  contracts  which are  traded on  national  or foreign  futures  exchanges  and  are  standardized  as  to  maturity  date  and underlying  financial  instrument.  The principal financial futures exchanges in the United  States are the Board of Trade of the City of  Chicago,  the  Chicago
Mercantile Exchange, the New York Futures Exchange, and the Kansas City Board of
Trade.  Futures  exchanges and trading in the United States are regulated  under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC").
Futures  are  traded in London at the  London  International  Financial  Futures
Exchange,  in Paris at the  MATIF  and in Tokyo  at the  Tokyo  Stock  Exchange.
Although  techniques other than the sale and purchase of futures contracts could be used for the above-referenced  purposes, futures contracts offer an effective and relatively  low cost means of  implementing  the Fund's  objectives in these areas.

CERTAIN  RISKS  RELATING TO FUTURES  CONTRACTS  AND RELATED  OPTIONS.  There are
special risks involved in futures transactions.

VOLATILITY  AND LEVERAGE.  The prices of futures  contracts are volatile and are influenced,  among other things, by actual and anticipated changes in the market and interest rates,  which in turn are affected by fiscal and monetary  policies and national and international policies and economic events.

Most  futures  exchanges  limit the amount of  fluctuation  permitted in futures contract  prices during a single  trading day. The daily limit  establishes  the maximum  amount that the price of a futures  contract may vary either up or down from the previous day's settlement  price at the end of a trading session.  Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit.  The daily limit  governs only price  movement  during a particular  trading day and  therefore  does not limit potential  losses,  because the limit may prevent the liquidation of unfavorable positions.  Futures contract prices have  occasionally  moved to the daily limit for  several  consecutive  trading  days  with  little  or no  trading,  thereby preventing  prompt  liquidation of futures positions and subjecting some futures traders to substantial losses.

Because  of the low  margin  deposits  required,  futures  trading  involves  an extremely  high  degree of  leverage.  As a result,  a  relatively  small  price movement in a futures  contract may result in immediate and substantial  loss or gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value  of the  futures  contract  would  result  in a total  loss of the  margin deposit,  before any deduction for the  transaction  costs,  if the account were then  closed  out. A 15%  decrease  would  result in a loss equal to 150% of the original  margin  deposit,  if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures  contract.  However,  the Fund would  presumably  have  sustained comparable  losses if, instead of the futures  contract,  it had invested in the underlying financial instrument and sold it after the decline.  Furthermore,  in the case of a futures  contract  purchase,  in order to be certain that the Fund has sufficient assets to satisfy its obligations  under a futures contract,  the
Fund earmarks to the futures  contract cash or liquid  securities equal in value to the current value of the underlying instrument less the margin deposit.

LIQUIDITY.  The Fund may elect to close some or all of its futures  positions at any time  prior to their  expiration.  The Fund  would do so to reduce  exposure represented by long futures positions or increase exposure  represented by short futures positions. The Fund may close its positions by taking opposite positions which would operate to terminate the Fund's  position in the futures  contracts.
Final  determinations  of variation  margin would then be made,  additional cash would be  required  to be paid by or  released  to the Fund,  and the Fund would realize a loss or a gain.

Futures contracts may be closed out ONLY on the exchange or board of trade where the contracts were initially traded. For example,  stock index futures contracts can  currently  be  purchased  or sold with  respect to the S&P 500 Index on the
Chicago  Mercantile  Exchange,  the NYSE  Composite  Stock Index on the New York
Futures  Exchange  and the Value Line  Composite  Stock Index on the Kansas City
Board of Trade.  Although the Fund intends to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any  particular  contract at any  particular  time. In such event,  it might not be possible to close a futures  contract,  and in the event of adverse price  movements,  the Fund would  continue  to be  required  to make daily cash payments of variation margin.  However, in the event futures contracts have been used to hedge portfolio  securities,  the Fund would continue to hold securities subject to the hedge until the futures  contracts  could be terminated.  In such circumstances,  an  increase  in the  price  of the  securities,  if any,  might partially or  completely  offset  losses on the futures  contract.  However,  as described below, there is no guarantee that the price of the securities will, in fact,  correlate  with the price  movements  in the  futures  contract  and thus provide an offset to losses on a futures contract.

HEDGING RISK. A decision of whether,  when,  and how to hedge involves skill and judgment,  and even a  well-conceived  hedge may be  unsuccessful to some degree because of unexpected market behavior or market trends.  There are several risks in connection with the use by the Fund of futures contracts as a hedging device.
One risk arises because of the imperfect  correlation  between  movements in the prices of the futures and movements in the prices of the underlying  instruments which  are  the  subject  of the  hedge.  The  Investment  Manager  or  relevant
Sub-Adviser will, however,  attempt to reduce this risk by entering into futures contracts whose movements,  in its judgment, will have a significant correlation with movements in the prices of the Fund's underlying  instruments  sought to be hedged.

Successful  use of futures  contracts  by the Fund for hedging  purposes is also subject  to the  Investment  Manager's  or  relevant  Sub-Adviser's  ability  to correctly predict movements in the direction of the market. It is possible that, when the Fund has sold futures to hedge its  portfolio  against a decline in the market, the index, indices, or instruments  underlying futures might advance and the value of the  underlying  instruments  held in the  Fund's  portfolio  might decline.  If this were to occur,  the Fund would lose money on the  futures  and also would experience a decline in value in its underlying instruments. However, while this might occur to a certain degree, the Investment Manager believes that over  time  the  value of the  Fund's  portfolio  will  tend to move in the same direction as the market indices used to hedge the portfolio. It is also possible that if the Fund were to hedge  against  the  possibility  of a  decline  in the market  (adversely  affecting the underlying  instruments held in its portfolio)
and prices instead increased,  the Fund would lose part or all of the benefit of increased value of those underlying  instruments that it had hedged,  because it would have  offsetting  losses in its futures  positions.  In addition,  in such situations,  if the Fund had insufficient cash, it might have to sell underlying
instruments  to  meet  daily  variation  margin  requirements.   Such  sales  of
underlying  instruments  might be, but would not  necessarily  be, at  increased prices  (which  would  reflect the rising  market).  The Fund might have to sell underlying instruments at a time when it would be disadvantageous to do so.

In addition to the possibility that there might be an imperfect correlation,  or no correlation at all, between price movements in the futures  contracts and the portion of the portfolio being hedged,  the price movements of futures contracts might not correlate perfectly with price movements in the underlying instruments due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements.  Rather than meeting additional margin deposit  requirements,  investors might close future contracts through  offsetting  transactions  which could  distort the normal  relationship between the  underlying  instruments  and futures  markets.  Second,  the margin requirements in the futures market are less onerous than margin  requirements in the  securities  markets,  and as a result the futures market might attract more
speculators  than  the  securities   markets  do.  Increased   participation  by
speculators in the futures market might also cause temporary price  distortions.
Due to the  possibility  of price  distortion  in the  futures  market  and also because  of the  imperfect  correlation  between  movements  in  the  underlying instruments  and  movements in the prices of futures  contracts,  even a correct forecast  of  general  market  trends  by the  Investment  Manager  or  relevant
Sub-Adviser  might not result in a successful  hedging  transaction  over a very short time period.

CERTAIN RISKS OF OPTIONS ON FUTURES CONTRACTS. The Fund may seek to close out an option  position by writing or buying an  offsetting  option  covering  the same index,  underlying  instruments,  or contract and having the same exercise price and  expiration  date.  The ability to establish and close out positions on such options will be subject to the maintenance of a liquid secondary market. Reasons for the  absence  of a  liquid  secondary  market  on an  exchange  include  the following:  (i) there may be insufficient  trading  interest in certain options;
(ii)  restrictions  may be imposed by an  exchange  on opening  transactions  or closing  transactions  or  both;  (iii)  trading  halts,  suspensions  or  other restrictions  may be imposed  with  respect to  particular  classes or series of options, or underlying instruments; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a  clearing  corporation  may not at all times be  adequate  to  handle  current trading  volume;  or (vi) one or more  exchanges  could,  for  economic or other reasons,  decide or be compelled at some future date to discontinue  the trading of options  (or a  particular  class or series of  options),  in which event the secondary  market on that exchange (or in the class or series of options)  would cease to exist,  although  outstanding  options  on the  exchange  that had been issued by a clearing  corporation  as a result of trades on that exchange  would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated  trading activity or other unforeseen  events might not,  at  times,  render  certain  of the  facilities  of  any  of the  clearing corporations inadequate, and thereby result in the institution by an exchange of special  procedures  which may interfere with the timely execution of customers'
orders.

REGULATORY  LIMITATIONS.  The Funds  will  engage  in  transactions  in  futures contracts and options thereon only for bona fide hedging,  yield enhancement and risk management purposes.

The Funds intend to conduct their  operations  in compliance  with CFTC Rule 4.5 under the  Commodity  Exchange Act ("CEA") in order to avoid  regulation  by the
CFTC as a commodity  pool.  Pursuant to CFTC Rule 4.5, the Funds are not subject to  regulation  as  commodity  pools  so long as they are  investment  companies registered  under the 1940 Act. The Investment  Manager has claimed an exclusion from the  definition of a commodity  pool operator  ("CPO") and therefore is not subject to CPO registration and regulation under the CEA.

To the extent  necessary  to comply with  applicable  regulations,  in instances involving  the  purchase of futures  contracts  or call  options  thereon or the writing  of put  options  thereon  by the  Fund,  an  amount  of cash or  liquid securities,  equal to the market  value of the  futures  contracts  and  options thereon (less any related margin deposits),  will be identified in an account on the books of the Fund or with the Fund's  custodian  to cover the  position,  or alternative cover will be employed.

In addition,  CFTC  regulations may impose  limitations on the Funds' ability to engage in certain yield enhancement and risk management strategies.  If the CFTC or other regulatory  authorities  adopt different  (including less stringent) or additional restrictions, the Funds would comply with such new restrictions.

FORWARD  CURRENCY  CONTRACTS AND RELATED  OPTIONS.  A forward  foreign  currency exchange contract involves an obligation to purchase or sell a specific currency at a future  date,  which may be any  fixed  number of days from the date of the contract agreed upon by the parties, at a price set at the time of the Contract.
These  contracts  are  principally  traded  in the  interbank  market  conducted directly between currency  traders (usually large,  commercial  banks) and their customers.  A forward  contract  generally  has no deposit  requirement,  and no commissions are charged at any stage for trades.

Depending on the investment  policies and  restrictions  applicable to a Fund, a
Fund will generally enter into forward foreign currency exchange contracts under two circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in"
the U.S. dollar price of the security.  By entering into a forward  contract for the purchase or sale,  for a fixed  amount of dollars,  of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to protect  itself  against a possible loss  resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period  between the date the  security is  purchased or sold and the date on which payment is made or received.

Second,  when the Investment Manager or relevant  Sub-Adviser  believes that the currency  of a  particular  foreign  country  may suffer or enjoy a  substantial movement against another currency,  including the U.S. dollar, it may enter into a forward  contract  to sell or buy the amount of the former  foreign  currency, approximating  the  value  of some  or all of the  Fund's  portfolio  securities denominated in such foreign currency. Alternatively, where appropriate, the Fund may hedge all or part of its  foreign  currency  exposure  through  the use of a basket of currencies or a proxy currency  where such  currencies or currency act as an effective proxy for other  currencies.  In such a case, the Fund may enter into a forward  contract  where the amount of the  foreign  currency  to be sold exceeds the value of the securities  denominated  in such  currency.  The use of this basket hedging technique may be more efficient and economical than entering into separate forward  contracts for each currency held in the Fund. The precise matching  of the  forward  contract  amounts  and the  value  of the  securities involved  will  not  generally  be  possible  since  the  future  value  of such securities  in  foreign  currencies  will  change  as a  consequence  of  market movements in the value of those securities between the date the forward contract is entered into and the date it matures.  The projection of short-term  currency market  movement is  extremely  difficult,  and the  successful  execution  of a short-term hedging strategy is highly uncertain.

The Fund will also not enter  into such  forward  contracts  or  maintain  a net exposure  to such  contracts  where  the  consummation  of the  contracts  would obligate a Fund to deliver an amount of foreign  currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency.
The Funds, however, in order to avoid excess transactions and transaction costs, may maintain a net  exposure to forward  contracts in excess of the value of the
Fund's  portfolio  securities  or other  assets to which the  forward  contracts relate  (including  accrued  interest to the maturity of the forward contract on such securities)  provided the excess amount is "covered" by liquid  securities, denominated  in any currency,  at least equal at all times to the amount of such excess.  For these  purposes the securities or other assets to which the forward contracts  relate may be securities or assets  denominated in a single currency, or where  proxy  forwards  are  used,  securities  denominated  in more than one currency. Under normal circumstances, consideration of the prospect for currency parities will be  incorporated  into the longer term  investment  decisions made with  regard to overall  diversification  strategies.  However,  the  Investment
Manager and  relevant  Sub-Advisers  believe  that it is  important  to have the flexibility  to enter into such forward  contracts  when it determines  that the best interests of the Fund will be served.

At the maturity of a forward  contract,  the Fund may either sell the  portfolio security  and make  delivery  of the  foreign  currency,  or it may  retain  the security  and  terminate  its  contractual  obligation  to deliver  the  foreign currency by purchasing an "offsetting"  contract  obligating it to purchase,  on the same maturity date, the same amount of the foreign currency.

As indicated  above,  it is impossible  to forecast with absolute  precision the market value of portfolio  securities at the expiration of the forward contract.
Accordingly,  it may be  necessary  for a Fund to  purchase  additional  foreign currency  on the spot  market  (and bear the  expense of such  purchase)  if the market  value of the  security is less than the amount of foreign  currency  the
Fund is  obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.  Conversely,  it may be necessary to sell on the spot market some of the foreign  currency  received  upon the sale of the portfolio  security if its market value  exceeds the amount of foreign  currency the Fund is obligated to deliver. However, as noted, in order to avoid excessive transactions  and  transaction  costs,  the  Fund  may  use  liquid  securities, denominated in any currency, to cover the amount by which the value of a forward contract exceeds the value of the securities to which it relates.

If the  Fund  retains  the  portfolio  security  and  engages  in an  offsetting transaction,  the Fund will incur a gain or a loss (as  described  below) to the extent that there has been  movement  in forward  contract  prices.  If the Fund engages  in an  offsetting  transaction,  it may  subsequently  enter into a new forward  contract to sell the foreign  currency.  Should  forward prices decline during the period between the Fund entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase.  Should forward prices increase,  the Fund will suffer a loss to the extent the price of the  currency it has agreed to purchase  exceeds the price of the currency it has agreed to sell.

The Funds dealing in forward foreign currency exchange  contracts will generally be limited to the transactions  described above.  However, the Funds reserve the right to enter into forward foreign  currency  contracts for different  purposes and under  different  circumstances.  Of course,  the Funds are not  required to enter into forward  contracts with regard to their foreign  currency-denominated securities  and will  not do so  unless  deemed  appropriate  by the  Investment
Manager or relevant Sub-Adviser.  It also should be realized that this method of hedging  against  a  decline  in the  value of a  currency  does  not  eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged  currency, at the same time,  they tend to limit any potential gain which might result from an increase in the value of that currency.

Although the Funds value their assets  daily in terms of U.S.  dollars,  they do not intend to convert their holdings of foreign  currencies into U.S. dollars on a daily basis.  They will do so from time to time, and investors should be aware of the costs of currency  conversion.  Although  foreign exchange dealers do not charge a fee for  conversion,  they do realize a profit based on the  difference
(the "spread")  between the prices at which they are buying and selling  various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate,  while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

PURCHASE AND SALE OF CURRENCY FUTURES  CONTRACTS AND RELATED  OPTIONS.  As noted
above,  a currency  futures  contract  sale creates an  obligation by a Fund, as seller,  to deliver  the amount of  currency  called  for in the  contract  at a specified  future  time for a  specified  price.  A  currency  futures  contract purchase  creates an obligation by a Fund, as purchaser,  to take delivery of an amount of currency at a specified future time at a specified price. Although the terms of currency futures contracts specify actual delivery or receipt,  in most instances the contracts  are closed out before the  settlement  date without the making or taking of delivery of the currency.  Closing out of a currency futures
contract  is  effected  by  entering  into  an   offsetting   purchase  or  sale
transaction.  Unlike a currency futures contract,  which requires the parties to buy and sell  currency on a set date, an option on a currency  futures  contract entitles  its holder to decide on or before a future date  whether to enter into such a  contract.  If the holder  decides  not to enter into the  contract,  the premium paid for the option is fixed at the point of sale.

SHORT SALES -- Certain  Funds may make short sales  "against  the box," in which the Fund enters  into a short sale of a security  it owns.  At no time will more than 15% of the value of the  Funds' net assets be in  deposits  on short  sales against the box. In a short sale that is not  "against  the box," a Fund sells a security which it does not own, in anticipation of a decline in the market value of the  security.  To  complete  the sale,  the Fund must  borrow  the  security generally  from the broker through which the short sale is made in order to make delivery to the buyer. The Fund must replace the security borrowed by purchasing it at the market  price at the time of  replacement.  The Fund is said to have a
"short position" in securities sold until it delivers them to the broker.

Short sales by a Fund that are not made  "against the box" create  opportunities to  increase  the Fund's  return but, at the same time,  involve  specific  risk considerations and may be considered a speculative technique.  Since the Fund in effect profits from a decline in the price of the securities  sold short without the need to invest the full purchase  price of the securities on the date of the short sale,  the Fund's NAV per share tends to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales.  The amount of any gain will be decreased,  and the amount  of any loss  increased,  by the  amount  of any  premium,  dividends  or interest  the Fund may be  required  to pay in  connection  with the short sale.
Short sales theoretically involve unlimited loss potential,  as the market price of securities sold short may continually increase,  although a Fund may mitigate such losses by replacing the  securities  sold short before the market price has increased  significantly.  Under adverse  market  conditions the Fund might have difficulty  purchasing  securities to meet its short sale delivery  obligations, and might have to sell  portfolio  securities to raise the capital  necessary to
meet  its  short  sale  obligations  at  a  time  when  fundamental   investment
considerations would not favor such sales.

If a Fund makes a short sale  "against the box," the Fund would not  immediately deliver the  securities  sold and would not receive the proceeds  from the sale.
The  seller is said to have a short  position  in the  securities  sold until it delivers  the  securities  sold,  at which time it receives  the proceeds of the sale. To secure its  obligation to deliver  securities  sold short,  a Fund will deposit in escrow in a separate  account  with the  Custodian an equal amount of the securities sold short or securities  convertible  into or  exchangeable  for such  securities.  The Fund can close out its short  position by purchasing  and delivering  an  equal  amount  of the  securities  sold  short,  rather  than by delivering  securities  already held by the Fund, because the Fund might want to continue  to  receive  interest  and  dividend  payments  on  securities  in its portfolio that are convertible into the securities sold short.

A Fund's  decision to make a short sale  "against the box" may be a technique to hedge against market risks when the Investment  Manager or Sub-Adviser  believes that the price of a security  may  decline,  causing a decline in the value of a security owned by the Fund or a security  convertible  into or exchangeable  for such security. In such case, any future losses in the Fund's long position would be  reduced by a gain in the short  position.  The extent to which such gains or losses  in the  long  position  are  reduced  will  depend  upon the  amount  of securities  sold short  relative to the amount of the  securities the Fund owns, either directly or indirectly,  and, in the case where the Fund owns convertible securities,  changes in the  investment  values or  conversion  premiums of such securities.

In the view of the  Commission,  a short sale involves the creation of a "senior security"  as such term is defined in the 1940 Act,  unless the sale is "against the box" and the securities  sold short are placed in a segregated  account (not with the broker), or unless the Fund's obligation to deliver the securities sold short is  "covered"  by placing in a  segregated  account  (not with the broker)
cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference  between the market value of the securities  sold short at the time of the  short  sale and any  such  collateral  required  to be deposited with a broker in connection  with the sale (not including the proceeds from the short  sale),  which  difference  is adjusted  daily for changes in the value of the securities sold short. The total value of the cash, U.S. Government securities or other liquid debt or equity  securities  deposited with the broker and  otherwise  segregated  may not at any time be less than the market value of the securities  sold short at the time of the short sale.  Each Fund will comply with these requirements.

SWAPS,  CAPS,  FLOORS AND COLLARS -- Certain Funds may enter into interest rate, securities  index,  commodity,  or  security  and  currency  exchange  rate swap agreements  for  any  lawful  purpose  consistent  with  the  Fund's  investment objective,  such as for the  purpose  of  attempting  to  obtain or  preserve  a particular desired return or spread at a lower cost to the Fund than if the Fund had invested  directly in an  instrument  that  yielded  that desired  return or spread.  The Fund also may  enter  into  swaps in order to  protect  against  an increase  in the  price  of,  or  the  currency  exchange  rate  applicable  to, securities that the Fund anticipates purchasing at a later date. Swap agreements are two-party  contracts  entered into primarily by institutional  investors for periods  ranging  from a few  weeks  to  several  years.  In a  standard  "swap"
transaction,  two parties  agree to exchange  the returns (or  differentials  in rates of return) earned or realized on particular  predetermined  investments or instruments.  The gross returns to be exchanged or "swapped" between the parties are  calculated  with  respect to a "notional  amount,"  i.e.,  the return on or increase  in  value of a  particular  dollar  amount  invested  at a  particular interest rate, in a particular foreign currency,  or in a "basket" of securities representing a particular index. Swap agreements may include interest rate caps, under which,  in return for a premium,  one party agrees to make payments to the other to the extent that  interests  rates  exceed a specified  rate,  or "cap";
interest rate floors under which,  in return for a premium,  one party agrees to make  payments  to the other to the  extent  that  interest  rates  fall below a specified  level,  or "floor";  and interest rate  collars,  under which a party sells a cap and  purchases  a floor,  or vice  versa,  in an  attempt to protect itself  against  interest  rate  movements  exceeding  given  minimum or maximum levels.

The  "notional  amount"  of the swap  agreement  is the  agreed  upon  basis for calculating the obligations  that the parties to a swap agreement have agreed to exchange.  Under most swap agreements entered into by the Funds, the obligations of the parties  would be exchanged on a "net  basis."  Consequently,  the Fund's obligation  (or rights) under a swap  agreement  will generally be equal only to the net amount to be paid or received under the agreement  based on the relative value of the positions  held by each party to the agreement  (the "net amount").
The Fund's  obligation  under a swap  agreement  will be accrued  daily  (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty  will be covered by the maintenance of a segregated  account consisting of cash or liquid securities.

Whether a Fund's use of swap  agreements  will be successful  in furthering  its investment objective will depend, in part, on the Investment Manager or relevant
Sub-Adviser's  ability to predict correctly whether certain types of investments are likely to produce  greater returns than other  investments.  Swap agreements may be considered to be illiquid.  Moreover,  the Fund bears the risk of loss of the amount  expected to be received  under a swap  agreement in the event of the default or bankruptcy of a swap  agreement  counterparty.  Certain  restrictions imposed on the Funds by the Internal  Revenue Code may limit a Fund'  ability to use swap agreements. The swaps market is largely unregulated.

The  Funds  will  enter  swap  agreements  only  with  counterparties  that  the
Investment Manager or relevant  Sub-Adviser  reasonably  believes are capable of performing under the swap  agreements.  If there is a default by the other party to such a transaction,  the Fund will have to rely on its  contractual  remedies
(which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

SPREAD  TRANSACTIONS  -- Certain Funds may purchase  covered spread options from
securities   dealers.   Such   covered   spread   options   are  not   presently
exchange-listed  or  exchange-traded.  The purchase of a spread option gives the
Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own,  but  which is used as a  benchmark.  The risk to the  Funds in  purchasing covered spread options is the cost of the premium paid for the spread option and any  transaction  costs.  In  addition,  there  is  no  assurance  that  closing transactions  will be available.  The purchase of spread options will be used to protect the Fund against adverse changes in prevailing  credit quality  spreads,
i.e., the yield spread between high quality and lower quality  securities.  Such protection is only provided during the life of the spread option.

HYBRID  INSTRUMENTS  -- Hybrid  instruments  combine  the  elements  of  futures contracts  or  options  with  those of debt,  preferred  equity or a  depositary instrument ("Hybrid Instruments"). Often these Hybrid Instruments are indexed to the price of a commodity or particular currency or a domestic or foreign debt or equity  securities  index.  Hybrid  Instruments  may take a  variety  of  forms, including,  but not limited  to, debt  instruments  with  interest or  principal payments or redemption  terms determined by reference to the value of a currency or commodity  at a future point in time,  preferred  stock with  dividend  rates determined by reference to the value of a currency,  or  convertible  securities with the  conversion  terms  related  to a  particular  commodity.  The risks of investing  in  Hybrid  Instruments  reflect  a  combination  of the  risks  from investing in securities,  futures and currencies,  including volatility and lack of  liquidity.  Reference  is made to the  discussion  of  futures  and  forward contracts in this Statement of Additional  Information for a discussion of these risks. Further, the prices of the Hybrid Instrument and the related commodity or currency  may  not  move in the  same  direction  or at the  same  time.  Hybrid
Instruments  may bear  interest or pay  preferred  dividends at below market (or even relatively  nominal)  rates. In addition,  because the purchase and sale of
Hybrid  Instruments  could  take  place in an  over-the-counter  market  or in a private transaction between a Fund and the seller of the Hybrid Instrument,  the creditworthiness of the contract party to the transaction would be a risk factor which  the Fund  would  have to  consider.  Hybrid  Instruments  also may not be subject to  regulation  of the CFTC,  which  generally  regulates the trading of commodity futures by U.S.  persons,  the SEC, which regulates the offer and sale of  securities  by and to U.S.  persons,  or any other  governmental  regulatory authority.

LENDING OF  PORTFOLIO  SECURITIES  -- For the  purpose of  realizing  additional income,  the Funds may make secured  loans of Fund  securities  amounting to not
more  than  33  1/3%  of  its  total  assets.   Securities  loans  are  made  to
broker/dealers, institutional investors, or other persons pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent marked to market on a daily basis.
The  collateral  received  will  consist of cash,  U.S.  Government  securities, letters  of  credit  or such  other  collateral  as may be  permitted  under its investment program.  While the securities are being lent, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities,  as well as interest on the  investment  of the  collateral or a fee from  the  borrower.  The  Fund has a right to call  each  loan and  obtain  the securities  on five  business  days' notice or, in  connection  with  securities trading on foreign  markets,  within such longer period of time which  coincides with the normal  settlement period for purchases and sales of such securities in such foreign markets.  The Fund will not have the right to vote securities while they are being lent,  but it will call a loan in  anticipation  of any important vote. The risks in lending  portfolio  securities,  as with other  extensions of secured credit,  consist of possible delay in receiving additional collateral or in the recovery of the  securities or possible loss of rights in the  collateral should the borrower fail financially.  Loans will only be made to persons deemed by the  Investment  Manager or relevant  Sub-Adviser  to be of good standing and will not be made unless,  in the judgment of the Investment  Manager or relevant
Sub-Adviser,  the  consideration  to be earned from such loans would justify the risk.

LEVERAGE -- Certain of the Funds may use leverage.  Leveraging a Fund creates an opportunity for increased net income but, at the same time, creates special risk considerations.  For example,  leveraging may exaggerate changes in the NAV of a
Fund's shares and in the yield on a Fund's portfolio.  Although the principal of such  borrowings  will be fixed,  a Fund's assets may change in value during the time the  borrowing  is  outstanding.  Since  any  decline  in value of a Fund's investments will be borne entirely by the Fund's  shareholders (and not by those persons  providing  the  leverage  to the  Fund),  the effect of  leverage  in a declining market would be a greater decrease in NAV than if the Fund were not so leveraged. Leveraging will create interest expenses for a Fund, which can exceed the  investment  return from the borrowed  funds.  To the extent the  investment return  derived  from  securities  purchased  with  borrowed  funds  exceeds the interest a Fund will have to pay, the Fund's  investment  return will be greater than if leveraging were not used. Conversely,  if the investment return from the assets  retained  with  borrowed  funds is not  sufficient  to cover the cost of leveraging,  the  investment  return of the Fund will be less than if leveraging were not used.

SHORT-TERM  INSTRUMENTS -- When the Funds  experience large cash inflows through the sale of securities and desirable equity  securities that are consistent with the Funds' investment  objective are unavailable in sufficient  quantities or at attractive prices, the Funds may hold short-term  investments for a limited time pending availability of such equity securities.  Short-term  instruments consist of: (i) short-term  obligations  issued or guaranteed by the U.S.  Government or any of its  agencies or  instrumentalities  or by any of the states;  (ii) other short-term debt securities  rated AA or higher by S&P or Aa or higher by Moody's or, if unrated,  of comparable  quality in the opinion of the Investment Manager
or  relevant  Sub-Adviser;   (iii)  commercial  paper;  (iv)  bank  obligations,
including  negotiable  certificates  of  deposit,  time  deposits  and  bankers'
acceptances;  and (v)  repurchase  agreements.  At the time the Funds  invest in commercial paper, bank obligations,  or repurchase agreements, the issuer or the issuer's  parent must have  outstanding  debt rated AA or higher by S&P or Aa or higher by Moody's or outstanding  commercial paper or bank obligations rated A-1 by S&P or  Prime-1  by  Moody's;  or,  if no such  ratings  are  available,  the instrument  must be of  comparable  quality  in the  opinion  of the  Investment
Manager or relevant Sub-Adviser.

U.S.  GOVERNMENT  OBLIGATIONS -- The Funds may invest in  obligations  issued or guaranteed  by the U.S.  Government,  its agencies or  instrumentalities.  These obligations  may or may not be  backed by the "full  faith  and  credit"  of the
United States. In the case of securities not backed by the full faith and credit of the United  States,  the Funds must look  principally  to the federal  agency issuing or guaranteeing  the obligation for ultimate  repayment,  and may not be able to assert a claim  against the United States itself in the event the agency or instrumentality does not meet its commitments.  Securities in which the Funds may invest that are not backed by the full faith and credit of the United States include,  but are not limited to, obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation and the U.S. Postal Services, each of which has the right to borrow from the U.S.  Treasury  to meet its  obligations, and  obligations  of the Federal  Farm Credit  System and the Federal  Home Loan
Banks, both of whose obligations may be satisfied only by the individual credits of each issuing agency. Securities which are backed by the full faith and credit of the United States include  obligations of the  Government  National  Mortgage
Association, the Farmers Home Administration, and the Export-Import Bank.

INVESTMENT RESTRICTIONS

Each  of  the  Funds  operates  within  certain  fundamental   policies.   These
fundamental  policies  may not be changed  without the approval of the lesser of
(i) 67% or more of the Funds' shares present at a meeting of shareholders if the holders of more than 50% of the  outstanding  shares of the Fund are  present or represented  by proxy,  or (ii) more than 50% of the Fund's  outstanding  voting shares.  Other  restrictions  in the form of  operating  policies are subject to change by the  Fund's  Board of  Directors  without  shareholder  approval.  Any investment  restrictions  that involve a maximum  percentage  of  securities  or assets  shall  not be  considered  to be  violated  unless  an  excess  over the percentage  occurs  immediately  after,  and is  caused  by, an  acquisition  of securities  or assets of, or borrowing by, the Fund.  Calculation  of the Fund's total assets for compliance  with any of the following  fundamental or operating policies or any other investment restrictions set forth in the Fund's prospectus or Statement of Additional  Information will not include cash collateral held in connection with a Fund's securities lending activities.

FUNDAMENTAL POLICIES -- The fundamental policies of the Funds are:

1.  PERCENT  LIMIT ON ASSETS  INVESTED IN ANY ONE ISSUER Not to invest more than
    5% of its total  assets in the  securities  of any one  issuer  (other  than obligations  of, or  guaranteed  by, the U.S.  Government,  its agencies and instrumentalities);  provided that this limitation applies only with respect to 75% of the Fund's total assets.  (This fundamental policy number one does not apply to the Large Cap Growth Fund or Select 25 Fund.)

2.  PERCENT  LIMIT  ON SHARE  OWNERSHIP  OF ANY ONE  ISSUER  Not to  purchase  a security  if, as a result,  with  respect  to 75% of the value of the Fund's total  assets,  more than 10% of the  outstanding  voting  securities of any issuer  would  be  held  by the  Fund  (other  than  obligations  issued  or guaranteed by the U.S. Government, its agencies or instrumentalities). (This fundamental policy number two does not apply to the Large Cap Growth Fund or
    Select 25 Fund.)

3.  UNDERWRITING  Not to act as  underwriter  of  securities  issued by  others, except to the extent that a Fund may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities.

4.  INDUSTRY  CONCENTRATION  Not to invest in an amount  equal to 25% or more of the Fund's total assets in a particular  industry  (other than securities of the U.S. Government,  its agencies or instrumentalities);  provided however, that this  fundamental  policy  number  four does not apply to the Large Cap
    Growth Fund which is  permitted  to invest more than 25% of its total assets in a particular industry or group of industries.

5.  REAL ESTATE Not to purchase or sell real estate unless  acquired as a result of ownership of securities or other  instruments (but this shall not prevent a Fund from  investing in  securities  or other  instruments  backed by real estate or securities of companies engaged in the real estate business).

6.  COMMODITIES Not to purchase or sell physical commodities, except that a Fund may enter into futures contracts and options thereon.

7.  LOANS Not to lend any security or make any other loan if, as a result,  more than 33 1/3% of a  Fund's  total  assets  would  be lent to  other  parties, except, (i) through the purchase of a portion of an issue of debt securities in  accordance  with its  investment  objectives  and  policies,  or (ii) by engaging in repurchase agreements with respect to portfolio securities.

8.  BORROWING Not to borrow money,  except as permitted  under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

9.  SENIOR SECURITIES Not to issue senior securities,  except as permitted under the 1940 Act, and as interpreted or modified by regulatory  authority having jurisdiction,  from  time to time.  (A  "senior  security"  generally  is an obligation  of the Fund that has a claim to the  Fund's  assets or  earnings that takes precedence over the claims of the Fund's shareholders.)

For the purposes of fundamental  policies two and four above,  each governmental subdivision,  i.e.,  state,  territory,  possession  of the United States or any political subdivision of any of the foregoing, including agencies,  authorities, instrumentalities,  or similar entities, or of the District of Columbia shall be considered a separate  issuer if its assets and revenues are separate from those of the governmental  body creating it and the security is backed only by its own assets and revenues.  Further, in the case of an industrial development bond, if the  security  is backed only by the assets and  revenues of a  non-governmental user, then such  non-governmental  user will be deemed to be the sole issuer. If an industrial  development bond or government issued security is guaranteed by a governmental  or other  entity,  such  guarantee  would be considered a separate security  issued by the guarantor.  For the purpose of fundamental  policy four, industries are determined by reference to the  classifications of industries set forth  in  the  Funds'  semiannual  and  annual  reports.  For  the  purpose  of fundamental  policy  eight,  if at any time the amount of total Fund assets less all  liabilities  and  indebtedness  (but not including  the Fund's  borrowings)
("asset  coverage") is less than an amount equal to 300% of any such borrowings, the Fund will reduce its borrowings within three days (not including Sundays and holidays)  or  such  longer  period  as the  SEC  may  prescribe  by  rules  and regulations so that such asset coverage is again equal to 300% or more.

OPERATING POLICIES -- The operating policies of the Funds are:

1.  LOANS The Funds may not lend assets other than  securities to other parties.
    (This  limitation  does not  apply to  purchases  of debt  securities  or to repurchase agreements.)

2.  BORROWING  The Funds may not borrow  money or  securities  for any  purposes except that  borrowing up to 10% of the Fund's total assets from  commercial
    banks  is  permitted  for  emergency  or  temporary   purposes.   For  Alpha
    Opportunity Fund, it does not anticipate that it will borrow for the purpose of  investing  in  securities,  but may borrow up to 5% of the Fund's  total assets from commercial banks for emergency or temporary purposes.

3.  OPTIONS The Funds may buy and sell  exchange-traded and over-the-counter put and call options,  including  index options,  securities  options,  currency options and options on futures, provided that a call or put may be purchased only if after such purchase, the value of all call and put options held by a
    Fund will not exceed 5% of the Fund's total assets. The Funds may write only covered put and call options.

4.  OIL AND GAS PROGRAMS The Funds may not invest in oil, gas, or mineral leases or other mineral exploration, or development of programs.

5.  INVESTMENT  COMPANIES  Except in  connection  with a merger,  consolidation, acquisition,  or  reorganization,  the Funds may not invest in securities of other investment companies, except in compliance with the 1940 Act.

6.  CONTROL OF PORTFOLIO COMPANIES The Funds may not invest in companies for the purpose of exercising management or control.

7.  SHORT  SALES The Funds,  except  Large Cap Value Fund and Alpha  Opportunity
    Fund, may not sell securities  short,  unless the Fund owns or has the right to obtain  securities  equivalent in kind and amount to the securities  sold short, and provided that  transactions in futures  contracts and options are not deemed to constitute selling securities short.

8.  MARGINS The Funds do not intend to  purchase  securities  on margin,  except that the Funds may obtain such  short-term  credits as are necessary for the clearance of  transactions,  and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

9.  LIQUIDITY  The Funds may  invest up to 15% of their net  assets in  illiquid securities  which are securities  that may not be sold or disposed of in the ordinary course of business within seven days at approximately  the value at which the Fund was valuing the security.

DISCLOSURE OF PORTFOLIO HOLDINGS

It is the policy of the Funds to protect the  confidentiality  of their holdings and prevent the  selective  disclosure  of  non-public  information  about their portfolio  holdings.  The  Funds'  service  providers,  to which  the  Funds may disclose non-public information about portfolio holdings, are required to comply with this policy. No information  concerning the portfolio  holdings of any Fund may be disclosed to any unaffiliated third party,  except as provided below. The
Board has adopted formal procedures governing compliance with this policy.

A Fund or its duly authorized  service  providers may publicly disclose holdings of the  Fund in  accordance  with  regulatory  requirements,  such  as  periodic portfolio  disclosure  in filings  with the SEC. A summary or list of the Fund's completed  purchases  and sales  may only be made  available  after  the  public disclosure of its portfolio holdings.

The Funds publish a complete list of their month-end  portfolio  holdings on its website at  www.securitybenefit.com  generally  within one to two days after the end of each calendar month.  Such  information  will remain online for 4 months.
The day following  such  publication,  the  information is deemed to be publicly disclosed for the purposes of the policies and procedures  adopted by the Funds.
A Fund may then forward the information to investors,  consultants and others at their request.

There are numerous  mutual fund  evaluation  services such as Standard & Poor's,
Morningstar  or Lipper , and due diligence  departments  of  broker-dealers  and wirehouses  that  regularly  analyze the  portfolio  holdings of mutual funds in
order  to  monitor   and  report  on  various   attributes,   including   style,
capitalization,  maturity, yield, beta, etc. These services and departments then distribute the results of their analysis to the public,  paid subscribers and/or in-house  brokers.  In order to  facilitate  the  review  of the  Funds by these services and  departments,  the Funds may  distribute  (or authorize its service providers to  distribute)  the Funds'  securities  holdings to such services and departments  before their public disclosure is required or authorized,  provided that:  (i) the recipient  does not  distribute  the portfolio  holdings to third parties, other departments, or persons who are likely to use the information for purposes of  purchasing  or selling the Funds (or any other fund that invests in one of the Funds) before the portfolio holdings become public  information;  and
(ii) the  recipient  signs a  written  confidentiality  agreement.  Persons  and entities unwilling to execute an acceptable  confidentiality  agreement may only
receive  portfolio  holdings   information  that  has  otherwise  been  publicly
disclosed.

Neither the Funds nor their service providers receive any compensation from such services  and  departments.  Subject  to such  departures  as the  Funds'  chief compliance  officer ("CCO")  believes  reasonable and consistent with protecting the confidentiality of the portfolio information, each confidentiality agreement should generally provide that, among other things: the portfolio  information is the confidential property of the respective Fund (and its service providers,  if applicable) and may not be shared or used directly or indirectly for any purpose except as expressly provided in the confidentiality  agreement; the recipient of the portfolio information agrees to limit access to the portfolio information to its employees  (and agents) who, on a need to know basis,  are (1) authorized to have access to the  portfolio  information  and (2)  subject to  confidentiality obligations,  including duties not to trade on non-public  information,  no less
restrictive   than   the   confidentiality    obligations   contained   in   the
confidentiality  agreement;  and upon written  request,  the recipient agrees to promptly return or destroy, as directed, the portfolio information.

The CCO may  authorize  disclosure  of the Funds'  securities  holdings  and, in addition  to  the  Board,  may,  on  a  case-by-case  basis,  impose  additional restrictions  on the  dissemination  of portfolio  information and waive certain requirements.  To the extent  required by law,  the CCO reports to the Board any violations  of the Funds'  policies and  procedures  on  disclosure of portfolio holdings.

Any  disclosure  of the  Funds'  securities  holdings  must  serve a  legitimate business  purpose  of the Funds and must be in the best  interest  of the Funds'
shareholders.  In making such a  determination,  the CCO must  conclude that the anticipated  benefits and risks to the Funds and their shareholders  justify the purpose of the disclosure.  A further  determination must be made to ensure that any conflicts of interest between the Funds, their  shareholders,  and any third party are resolved prior to  disclosure.  The Funds reserve the right to request certifications from senior officers of authorized  recipients that the recipient is using the portfolio holdings information only in a manner consistent with the
Funds' policy and any applicable  confidentiality  agreement.  Neither the Funds nor the Investment  Manager receive any  compensation or other  consideration in connection with these arrangements.

As an  oversight  procedure,  the  CCO  reports  all  arrangements  to  disclose portfolio  holdings  information  to the Funds' Board of Directors on a periodic basis.  If the  Board  determines  that  any  such  arrangement  is or  would be inappropriate, the Funds will promptly terminate the disclosure arrangement.

DIRECTORS AND OFFICERS

The Board of  Directors  of the Funds is  composed  of  persons  experienced  in financial  matters who meet throughout the year to oversee the activities of the
Funds. In addition, the Directors review contractual arrangements with companies that  provide  services  to the Funds and  review  the  Funds  performance.  The directors and officers of the Funds and their principal occupations for at least the last five years are as follows.

========================================================================================================
                                                                             NUMBER OF
                                        TERM OF                              PORTFOLIOS
                                         OFFICE     PRINCIPAL                 IN FUND         OTHER
                        POSITION(S)    AND LENGTH   OCCUPATION(S)             COMPLEX      DIRECTORSHIPS
                         HELD WITH      OF TIME     DURING THE                OVERSEEN        HELD BY
NAME, ADDRESS AND AGE    THE FUNDS     SERVED(1)    PAST 5 YEARS             BY DIRECTOR     DIRECTOR
--------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS
--------------------------------------------------------------------------------------------------------
Donald A. Chubb, Jr.     Director     Since 1994    Business broker,             35
One Security                                        Griffith & Blair
  Benefit Place                                     Realtors.
Topeka, KS 66636-0001
(DOB 12/14/46)
--------------------------------------------------------------------------------------------------------
Harry W. Craig, Jr.      Director     Since 2004    Chairman, CEO,               35
One Security                                        Secretary and
  Benefit Place                                     Director, The Martin
Topeka, KS 66636-0001                               Tractor Company, Inc.;
(DOB 05/11/39)
--------------------------------------------------------------------------------------------------------
Penny A. Lumpkin         Director     Since 1993    Partner, Vivian's            35
One Security                                        Gift Shop (Corporate
  Benefit Place                                     Retail); Vice
Topeka, KS 66636-0001                               President, Palmer
(DOB 8/20/39)                                       Companies, Inc.(Small
                                                    Business and Shopping
                                                    Center Development),
                                                    PLB (Real Estate
                                                    Equipment Leasing),
                                                    and Town Crier
                                                    (Retail). Prior to
                                                    1999, Vice President
                                                    and Treasurer, Palmer
                                                    News, Inc.; Vice
                                                    President, M/S News,
                                                    Inc.and Secretary,
                                                    Kansas City
                                                    Periodicals. Prior to
                                                    2002, Vice President,
                                                    Bellaire Shopping
                                                    Center (Managing and
                                                    Leasing); Partner,
                                                    Goodwin Enterprises
                                                    (Retail).
--------------------------------------------------------------------------------------------------------
Maynard. F. Oliverius    Director     Since 1998    President and Chief            35
One Security                                        Executive Officer,
  Benefit Place                                     Stormont-Vail
Topeka, KS 66636-0001                               HealthCare.
(DOB 12/18/43)
--------------------------------------------------------------------------------------------------------
DIRECTORS WHO
ARE "INTERESTED
PERSONS"(2)
--------------------------------------------------------------------------------------------------------
John D. Cleland          Chairman     Since 1991    Retired. Prior to              35
One Security              of the      (Director)/   January 1, 2003,
  Benefit Place          Board and    Since 2000    Senior Vice President,
Topeka, KS 66636-0001    Director     (Chairman)    Security Benefit
(DOB 5/1/36)                                        Group, Inc. and
                                                    Security Benefit Life
                                                    Insurance Company.
--------------------------------------------------------------------------------------------------------
Michael G. Odlum         President    Since 2004    President and Managing         35
One Security                and       (Director)/   Member Representative,
  Benefit Place          Director     Since 2004    Security Management
Topeka, KS 66636-0001                 (President)   Company, LLC; Senior
(DOB 1/12/52)                                       Vice President and
                                                    Chief Investment
                                                    Officer, Security
                                                    Benefit Life Insurance
                                                    Company, Director,
                                                    Security Distributors,
                                                    Inc.; Director, Vice
                                                    President and Chief
                                                    Investment Officer,
                                                    First Security Benefit
                                                    Life Insurance and
                                                    Annuity Company of
                                                    New York
--------------------------------------------------------------------------------------------------------
1  Directors serve until the next annual meeting or their successors are duly elected and qualified.

2  These directors are deemed to be "interested persons" of the Funds under the 1940 Act, by reason of their positions with the Funds' Investment
   Manager and/or the parent of the Investment Manager.
========================================================================================================

==========================================================================================
                                             TERM OF
                                              OFFICE
                              POSITION(S)   AND LENGTH
                               HELD WITH     OF TIME     PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE          THE FUNDS     SERVED(1)   DURING THE PAST 5 YEARS
------------------------------------------------------------------------------------------
OFFICERS
------------------------------------------------------------------------------------------
Steven M. Bowser                 Vice       Since 2003   Vice President and Senior
(DOB 2/11/60)                  President                 Portfolio Manager, Security
One Security Benefit Place                               Management Company, LLC; Vice
Topeka, KS 66636-0001                                    President and Senior Portfolio
                                                         Manager, Security Benefit Life
                                                         Insurance Company.
------------------------------------------------------------------------------------------
Brenda M. Harwood              Treasurer    Since 1988   Assistant Vice President and
(DOB 11/3/63)                                            Treasurer, Security Management
One Security Benefit Place                               Company, LLC; Assistant Vice
Topeka, KS 66636-0001                                    President, Security Benefit Life
                                                         Insurance Company; Vice President
                                                         and Director, Security
                                                         Distributors, Inc.
------------------------------------------------------------------------------------------
Mark Lamb (DOB 2/3/60)           Vice       Since 2003   Vice President, Security
One Security Benefit Place     President                 Management Company, LLC and
Topeka, KS 66636-0001                                    Security Benefit Life Insurance
                                                         Company.
------------------------------------------------------------------------------------------
Amy J. Lee (DOB 6/5/61)        Secretary    Since 1987   Secretary, Security Management
One Security Benefit Place                               Company, LLC and Security
Topeka, KS 66636-0001                                    Distributors, Inc.; Vice
                                                         President, Associate General
                                                         Counsel and Assistant Secretary,
                                                         Security Benefit Life Insurance
                                                         Company.
------------------------------------------------------------------------------------------
Mark Mitchell (DOB 8/24/64)      Vice       Since 2003   Vice President and Portfolio
One Security Benefit Place     President                 Manager, Security Management
Topeka, KS 66636-0001                                    Company, LLC.
------------------------------------------------------------------------------------------
James P. Schier                  Vice       Since 1998   Vice President and Senior
(DOB 12/28/57)                 President                 Portfolio Manager, Security
One Security Benefit Place                               Management Company, LLC; Vice
Topeka, KS 66636-0001                                    President, Security Benefit
                                                         Life Insurance Company.
------------------------------------------------------------------------------------------
Cindy L. Shields                 Vice       Since 1988   Vice President - Head of Equity
(DOB 6/5/67)                   President                 Asset Management, Security
One Security Benefit Place                               Management Company, LLC and
Topeka, KS 66636-0001                                    Security Benefit Life Insurance
                                                         Company.
------------------------------------------------------------------------------------------
Christopher D. Swickard        Assistant    Since 1996   Assistant Secretary, Security
(DOB 10/9/65)                  Secretary                 Management Company, LLC; Second
One Security Benefit Place                               Vice President and Counsel,
Topeka, KS 66636-0001                                    Security Benefit Life Insurance
                                                         Company.
------------------------------------------------------------------------------------------
1  Officers serve until the next annual meeting or their successors are duly elected and qualified.
==========================================================================================

The directors and officers of the Funds hold  identical  offices i n each of the other Funds managed by the Investment Manager,  with the exceptions noted below.
Mr. Bowser,  Mr. Lamb,  Mr.  Mitchell and Ms. Shields are Vice President only of
Security  Equity Fund and SBL Fund;  and Mr.  Schier is Vice  President  only of
Security  Equity Fund,  SBL Fund and Security Mid Cap Growth Fund. Ms. Lee holds identical offices for the Funds' distributor,  Security Distributors,  Inc., Mr.
Odlum serves as Director, and Ms. Harwood serves as Director and- Vice President of the Distributor.

COMMITTEES

AUDIT  COMMITTEE -- The Board of Directors has an Audit  Committee , the purpose of which is to meet with the  independent  auditors,  to review  the work of the auditors,  and  to  oversee  the  handling  by  the  Investment  Manager  of the accounting  functions for the Funds. The Audit Committee  currently  consists of the  following  independent  directors:  Messrs.  Chubb  and  Oliverius  and Ms.
Lumpkin.  The Audit  Committee  held two  meetings  during the fiscal year ended
September 30, 2004.

NOMINATING  COMMITTEE -- The Board of  Directors  has  established  a Nominating
Committee for the purpose of considering and presenting to the Board  candidates it proposes for nomination to fill Independent  Director vacancies on the Board.
Specific  qualifications of candidates for Board membership will be based on the needs of the  Board at the  time of  nomination.  The  Nominating  Committee  is willing to consider  nominations  received  from  shareholders  and shall assess shareholder  nominees  in the same  manner as it  reviews  its own  nominees.  A shareholder  nominee for  director  should be submitted in writing to the Funds'
Secretary.  Any such shareholder  nomination should include,  at a minimum,  the following  information  as  to  each  individual  proposed  for  nominations  as director:  such individual's  written consent to be named in the proxy statement as a nominee (if  nominated)  and to serve as a director (if  elected),  and all information  relating to such individual that is required to be disclosed in the solicitation of proxies for election of directors,  or is otherwise required, in each case under applicable federal  securities laws, rules and regulations.  The
Nominating  Committee consists of the Funds' Independent  Directors.  During the calendar year ended December 31, 2004, the Nominating Committee held 1 meeting.

REMUNERATION OF DIRECTORS AND OTHERS

The Funds' directors, except those directors who are "interested persons" of the
Funds,  receive from the Security  Funds Complex an annual  retainer of $ 30,000 and a fee of $4,500 per meeting,  plus reasonable travel costs, for each meeting of the board  attended.  In addition,  certain  directors who are members of the
Funds' joint audit committee  receive a fee of $3,000 per meeting and reasonable travel costs for each meeting of the Funds' audit committee attended.  The Funds pay their respective share of independent  directors' fees, audit committee fees and travel costs based on relative net assets.

The Investment Manager compensates its officers and directors who may also serve as  officers  or  directors  of the Funds.  The Funds do not pay any fees to, or reimburse expenses of, directors who are considered  "interested persons" of the
Funds. The aggregate  compensation  paid by the Funds to each of the independent directors  during the fiscal year ended  September  30, 2004,  and the aggregate compensation  paid to each of the  directors  during  calendar  year 2004 by all seven of the registered  investment  companies to which the  Investment  Manager
provides  investment  advisory  services   (collectively,   the  "Security  Fund
Complex"),  are set forth below.  Each of the directors is a director of each of the other registered investment companies in the Security Fund Complex.

=======================================================================================
                                                                              TOTAL
                                                                           COMPENSATION
                                                                             FROM THE
                              AGGREGATE COMPENSATION          ESTIMATED      SECURITY
                        -----------------------------------     ANNUAL         FUND
                         SECURITY    SECURITY    SECURITY      BENEFITS      COMPLEX,
NAMES OF INDEPENDENT    LARGE CAP     EQUITY      MID CAP        UPON       INCLUDING
DIRECTORS OF THE FUND   VALUE FUND     FUND     GROWTH FUND   RETIREMENT    THE FUNDS
---------------------------------------------------------------------------------------
Donald A. Chubb, Jr.      $5,958      $5,958      $5,958          $0         $75,250
Harry W. Craig, Jr.        3,219       3,219       3,219           0          38,625
Penny A. Lumpkin           5,958       5,958       5,958           0          75,250
Mark L. Morris, Jr.*       5,958       5,958       5,958                      75,250
Maynard Oliverius          5,792       5,792       5,792           0          73,250
---------------------------------------------------------------------------------------
*Mark L. Morris, Jr. retired from serving as a Director in November 2004.
=======================================================================================

=====================================================================================
                                                                            TOTAL
                                                                         COMPENSATION
                                   AGGREGATE COMPENSATION                  FROM THE
                       -----------------------------------------------     SECURITY
                        SECURITY              SECURITY     ESTIMATED         FUND
NAMES OF DIRECTORS     LARGE CAP   SECURITY   MID CAP       ANNUAL         COMPLEX,
WHO ARE "INTERESTED      VALUE      EQUITY     GROWTH    BENEFITS UPON    INCLUDING
PERSONS" OF THE FUND     FUND        FUND       FUND      RETIREMENT      THE FUNDS
-------------------------------------------------------------------------------------
John D. Cleland          $0          $0          $0           $0              $0
Michael G. Odlum          0           0           0            0               0
=====================================================================================

PRINCIPAL HOLDERS OF SECURITIES

On  December  15,  2004,  the  Funds'   officers  and  directors  (as  a  group)
beneficially owned less than one percent of the total outstanding Class A shares of Large Cap Value Fund, Equity Fund,  Enhanced Index Fund, Global Fund, Mid Cap
Growth Fund,  Large Cap Growth Fund,  Social  Awareness Fund, Mid Cap Value Fund
and Small Cap Growth Fund.  On December 15, 2004,  the officers and directors of
Security Equity Fund (as a group)  beneficially  owned  approximately  1% of the total  outstanding  Class A shares  of the  Select  25 Fund and 5% of the  total outstanding Class A shares of the Alpha Opportunity Fund.

As of December 15, 2004,  Security Benefit Life Insurance  Company ("SBL"),  One
Security  Benefit  Place,  Topeka,  Kansas,  66636-0001,  owned,  of record  and beneficially, 10.53% of the voting securities of Large Cap Growth Fund 14.10% of the total outstanding Class A shares and 27.17% of the total outstanding Class B shares and 31.58% of the total  outstanding  Class C shares).  SBL's  percentage ownership  of Large Cap Growth  Fund may permit SBL to  effectively  control the outcome of any matters submitted to a vote of shareholders of the Fund. SBL is a stock life insurance company and is incorporated  under the laws of Kansas.  SBL is  ultimately  controlled  by Security  Benefit  Mutual  Holding  Company,  One
Security Benefit Place,  Topeka,  Kansas,  66636-0001,  a mutual holding company organized under the laws of Kansas.

As of December 15, 2004,  Security  Benefit  Corporation  ("SBC"),  One Security
Benefit Place, Topeka,  Kansas,  66636-0001,  owned, of record and beneficially,
49.46 % of the voting  securities of Alpha Opportunity Fund (35.13% of the total outstanding  Class A shares and 41.85% of the total  outstanding  Class B shares and 71.39% of the total outstanding Class C shares).  SBC's percentage ownership of Alpha  Opportunity Fund may permit SBC to effectively  control the outcome of any matters submitted to a vote of shareholders of the Fund. SBC is incorporated under the laws of Kansas.  SBC is  ultimately  controlled  by  Security  Benefit
Mutual Holding Company, One Security Benefit Place, Topeka, Kansas,  66636-0001,
a mutual holding company organized under the laws of Kansas.

As  of  December  15,  2004,  the  following   entities  owned,  of  record  and
beneficially  unless  otherwise  indicated,  5% or more of a class  of a  Fund's outstanding securities:

================================================================================
                                                           CLASS      PERCENTAGE
NAME OF SHAREHOLDER                    FUND OWNED          OWNED        OWNED
--------------------------------------------------------------------------------
Security Benefit Corporation        Alpha Opportunity     Class A       35.13%
                                    Alpha Opportunity     Class B       41.85%
                                    Alpha Opportunity     Class C       71.39%
--------------------------------------------------------------------------------
Security Benefit Life               Large Cap Growth      Class A       14.10%
Insurance Company                   Large Cap Growth      Class B       27.17%
                                    Large Cap Growth      Class C       31.58%
--------------------------------------------------------------------------------
UMB Bank NA, Custodian                   Global           Class A       26.18%
(of record only)                     Mid Cap Growth       Class A       14.90%
                                     Mid Cap Value        Class A        7.59%
--------------------------------------------------------------------------------
James and Carol Sherman              Enhanced Index       Class B        8.71%
--------------------------------------------------------------------------------
First Clearing, LLC f/b/o              Select 25          Class C        5.94%
Mid America Neuro Spine
--------------------------------------------------------------------------------
First Clearing, LLC                    Select 25          Class C        5.14%
f/b/o Maryanne Hanson
--------------------------------------------------------------------------------
U-Crest Music Center Retirement     Large Cap Growth      Class C        9.40%
================================================================================

DIRECTORS' OWNERSHIP OF SECURITIES

As of December 31, 2004, the Directors of the Funds beneficially owned shares of the Funds in the  dollar  ranges  set forth  below and also  beneficially  owned shares of other  mutual  funds in the  family of mutual  funds  overseen  by the
Directors in the dollar ranges set forth below:

=========================================================================================
                                                                       AGGREGATE DOLLAR
                                                                       RANGE OF EQUITY
                                                                      SECURITIES IN ALL
                                                   DOLLAR RANGE     REGISTERED INVESTMENT
                                                     OF EQUITY      COMPANIES OVERSEEN BY
                                                    SECURITIES      DIRECTOR IN FAMILY OF
NAME OF DIRECTOR       NAME OF FUND                   IN FUND       INVESTMENT COMPANIES
-----------------------------------------------------------------------------------------
Donald A. Chubb, Jr.   Security Large
                         Cap Value Fund             $1-$10,000          over $100,000
                       Security Equity Fund,
                         Equity Series            $10,001-$50,000
                       Security Equity Fund,
                         Alpha Opportunity Fund        None
                       Security Equity Fund,
                         Global Fund              $10,001-$50,000
                       Security Equity Fund,
                         Social Awareness Fund         None
                       Security Equity Fund,
                         Mid Cap Value Fund            None
                       Security Equity Fund,
                         Small Cap Growth Fund         None
                       Security Equity Fund,
                         Enhanced Index Fund           None
                       Security Equity Fund,
                         Select 25 Fund           $10,001-$50,000
                       Security Equity Fund,
                         Large Cap Growth Fund         None
                       Security Mid
                         Cap Growth Fund          $10,001-$50,000
-----------------------------------------------------------------------------------------
Harry W. Craig, Jr.    Security Large
                         Cap Value Fund                None                 None
                       Security Equity Fund,
                         Equity Series                 None
                       Security Equity Fund,
                         Alpha Opportunity Fund        None
                       Security Equity Fund,
                         Global Fund                   None
                       Security Equity Fund,
                         Social Awareness Fund         None
                       Security Equity Fund,
                         Mid Cap Value Fund            None
                       Security Equity Fund,
                         Small Cap Growth Fund         None
                       Security Equity Fund,
                         Enhanced Index Fund           None
                       Security Equity Fund,
                         Select 25 Fund                None
                       Security Equity Fund,
                         Large Cap Growth Fund         None
                       Security Mid
                         Cap Growth Fund               None
-----------------------------------------------------------------------------------------
Penny A. Lumpkin       Security Large
                         Cap Value Fund             $1-$10,000        $50,001-$100,000
                       Security Equity Fund,
                         Equity Series            $10,001-$50,000
                       Security Equity Fund,
                         Alpha Opportunity Fund        None
                       Security Equity Fund,
                         Global Fund              $10,001-$50,000
                       Security Equity Fund,
                         Social Awareness Fund         None
                       Security Equity Fund,
                         Mid Cap Value Fund       $10,001-$50,000
                       Security Equity Fund,
                         Small Cap Growth Fund         None
                       Security Equity Fund,
                         Enhanced Index Fund           None
                       Security Equity Fund,
                         Select 25 Fund             $1-$10,000
                       Security Equity Fund,
                         Large Cap Growth Fund         None
                       Security Mid
                         Cap Growth Fund            $1-$10,000
-----------------------------------------------------------------------------------------
Maynard Oliverius      Security Large
                         Cap Value Fund                None             over $100,000
                       Security Equity Fund,
                         Equity Series                 None
                       Security Equity Fund,
                         Alpha Opportunity Fund    over $100,000
                       Security Equity Fund,
                         Global Fund                   None
                       Security Equity Fund,
                         Social Awareness Fund         None
                       Security Equity Fund,
                         Mid Cap Value Fund            None
                       Security Equity Fund,
                         Small Cap Growth Fund         None
                       Security Equity Fund,
                         Enhanced Index Fund           None
                       Security Equity Fund,
                         Select 25 Fund                None
                       Security Equity Fund,
                         Large Cap Growth Fund         None
                       Security Mid
                         Cap Growth Fund               None
=========================================================================================

The following  directors who are "interested  persons" of the Funds beneficially owned  shares  of the  Funds in the  dollar  ranges  set  forth  below  and also beneficially  owned  shares of other  mutual funds in the family of mutual funds overseen by the directors in the dollar ranges set forth below:

=========================================================================================
                                                                       AGGREGATE DOLLAR
                                                                       RANGE OF EQUITY
                                                                      SECURITIES IN ALL
                                                   DOLLAR RANGE     REGISTERED INVESTMENT
                                                     OF EQUITY      COMPANIES OVERSEEN BY
                                                    SECURITIES      DIRECTOR IN FAMILY OF
NAME OF DIRECTOR   NAME OF FUND                       IN FUND       INVESTMENT COMPANIES
-----------------------------------------------------------------------------------------
Michael G. Odlum   Security Large
                     Cap Value Fund                    None           $10,001-$50,000
                   Security Equity Fund,
                     Equity Series                $10,001-$50,000
                   Security Equity Fund,
                     Alpha Opportunity Fund         $1-$10,000
                   Security Equity Fund,
                     Global Fund                    $1-$10,000
                   Security Equity Fund,
                     Social Awareness Fund             None
                   Security Equity Fund,
                     Mid Cap Value Fund                None
                   Security Equity Fund,
                     Small Cap Growth Fund             None
                   Security Equity Fund,
                     Enhanced Index Fund            $1-$10,000
                   Security Equity Fund,
                     Select 25 Fund                    None
                   Security Equity Fund,
                     Large Cap Growth Fund             None
                   Security Mid Cap Growth Fund        None
-----------------------------------------------------------------------------------------
John D. Cleland    Security Large
                     Cap Value Fund                 $1-$10,000         over $100,000
                   Security Equity Fund,
                     Equity Series                $10,001-$50,000
                   Security Equity Fund,
                     Alpha Opportunity Fund       $50,001-$100,000
                   Security Equity Fund,
                     Global Fund                    $1-$10,000
                   Security Equity Fund,
                     Social Awareness Fund             None
                   Security Equity Fund,
                     Mid Cap Value Fund            over $100,000
                   Security Equity Fund,
                     Small Cap Growth Fund        $10,001-$50,000
                   Security Equity Fund,
                     Enhanced Index Fund               None
                   Security Equity Fund,
                     Select 25 Fund               $50,001-$100,000
                   Security Equity Fund,
                     Large Cap Growth Fund             None
                   Security Mid Cap Growth Fund   $50,001-$100,000
                   Security Large
                     Cap Value Fund                    None
=========================================================================================

HOW TO PURCHASE SHARES

Investors may purchase shares of the Funds through authorized broker-dealers who are members of the NASD.  The minimum  initial  investment is $100.  The minimum subsequent  investment  is $100 unless made through an  Accumulation  Plan which allows for  subsequent  investments  of $20 as described in the  prospectus.  An application may be obtained from the Investment Manager.

Orders for the  purchase of shares of the Funds will be confirmed at an offering price equal to the NAV per share next determined after receipt and acceptance of the order in proper  form by Security  Distributors,  Inc.  (the  "Distributor")
(generally as of the close of the Exchange on that day) plus the sales charge in the case of Class A shares.  Orders  received by dealers or other firms prior to the close of the NYSE and received by the Distributor  prior to the close of its business day will be confirmed at the offering  price  effective as of the close of the  NYSE on that  day.  Dealers  and  other  financial  services  firms  are obligated to transmit orders promptly.

The Funds  reserve the right to withdraw all or any part of the offering made by this prospectus and to reject purchase orders.

As a convenience to investors and to save operating  expenses,  the Funds do not issue certificates for Fund shares.

ALTERNATIVE PURCHASE OPTIONS - The Funds offer three classes of shares:

CLASS A SHARES -- FRONT-END  LOAD  OPTION.  Class A shares are sold with a sales charge at the time of purchase. Class A shares are not subject to a sales charge when they are redeemed  (except that shares sold in an amount of  $1,000,000  or more without a front-end  sales charge will be subject to a contingent  deferred sales charge of 1% for one year).

CLASS B SHARES -- BACK-END LOAD OPTION.  Class B shares are sold without a sales charge at the time of  purchase,  but are subject to a deferred  sales charge if they are redeemed within five years of the date of purchase. Class B shares will automatically  convert  to  Class A  shares  at the  end of  eight  years  after purchase.

CLASS C SHARES -- LEVEL LOAD  OPTION.  Class C shares  are sold  without a sales charge at the time of purchase,  but are subject to a contingent  deferred sales charge if they are redeemed within one year of the date of purchase.

CLASS A SHARES -- Class A shares are offered at NAV plus an initial sales charge as follows:

================================================================================
                                                     SALES CHARGE
                                       -----------------------------------------
                                       PERCENTAGE     PERCENTAGE
                                           OF           OF NET       PERCENTAGE
AMOUNT OF PURCHASE                      OFFERING        AMOUNT       REALLOWABLE
AT OFFERING PRICE                         PRICE        INVESTED      TO DEALERS
--------------------------------------------------------------------------------
Less than $50,000 .....................   5.75%          6.10%          5.00%
$50,000 but less than $100,000 ........   4.75           4.99           4.00
$100,000 but less than $250,000 .......   3.75           3.90           3.00
$250,000 but less than $50,000 ........   2.75           2.83           2.25
$500,000 but less than $1,000,000 .....   2.00           2.04           1.75
$1,000,000 and over ...................   None           None        (See below)
================================================================================

The  Underwriter  will pay a commission to dealers on purchases of $1,000,000 or more as  follows:  1.00%  on  sales  up to  $5,000,000,  plus  0.50% on sales of
$5,000,000 or more up to $10,000,000,  and 0.10% on any amount of $10,000,000 or more.  The  Underwriter  may also pay a  commission  of up to 1% to dealers  who initiate  or are  responsible  for  purchases  of  $500,000  or more by  certain retirement  plans as  described  under  "Purchases  at Net  Asset  Value" in the prospectus. Such purchases may be subject to a deferred sales charge of up to 1%
in the event of a redemption within one year of the purchase.

As discussed in the prospectus,  the Funds have adopted a Distribution  Plan for their  Class A shares  pursuant  to Rule  12b-1  under  the 1940  Act.  The Plan authorizes  each such Fund to pay an annual fee to the  Distributor  of 0.25% of the  average  daily NAV of the Class A shares of such Funds to  finance  various activities  relating to the  distribution  of such shares to  investors  and the provision of services to such  investors.  These expenses  include,  but are not limited  to,  the  payment  of  compensation  in the  form of a  service  fee as
discussed  below  (including   compensation  to  securities  dealers  and  other
financial  institutions  and  organizations)  to obtain  various  administrative services for the Fund. These services  include,  among other things,  processing new  shareholder  account  applications  and  serving as the  primary  source of information  to customers in answering  questions  concerning the Fund and their transactions with the Fund.

Amounts paid by the Funds are currently used to pay dealers and other firms that make Class A shares  available  to their  customers  a service  fee for  account maintenance  and personal  service to  shareholders.  The service fee is payable quarterly  in the amount of 0.25%,  on an annual  basis,  of  Aggregate  Account
Value.  "Aggregate  Account  Value" is the average daily NAV of Class A accounts opened  after July 31,  1990 that were sold by such  dealers and other firms and remain  outstanding  on the books of the Funds.  (Service  fees are paid only on
Aggregate  Account  Value of $100,000 or more.) The service fee may also be used to pay for  sub-administration  and/or sub-transfer agency services provided for the benefit of the Fund.

CLASS B SHARES -- Class B shares are  offered at NAV,  without an initial  sales charge. With certain exceptions, the Funds may impose a deferred sales charge on shares  redeemed  within five years of the date of purchase.  No deferred  sales charge is imposed on amounts redeemed thereafter. If imposed, the deferred sales charge is deducted from the redemption  proceeds  otherwise  payable to you. The deferred sales charge is retained by the Distributor.

Whether a  contingent  deferred  sales  charge is imposed  and the amount of the charge  will depend on the number of years  since the  investor  made a purchase payment  from  which an amount is being  redeemed,  according  to the  following schedule:

                  ===========================================
                  YEAR SINCE PURCHASE     CONTINGENT DEFERRED
                   PAYMENT WAS MADE          SALES CHARGE
                  -------------------------------------------
                        First                     5%
                        Second                    4%
                        Third                     3%
                        Fourth                    3%
                        Fifth                     2%
                  Sixth and Following             0%
                  ===========================================

Class B shares (except shares  purchased  through the  reinvestment of dividends and other  distributions paid with respect to Class B shares) will automatically convert,  on the eighth  anniversary of the date such shares were purchased,  to
Class A shares which are subject to a lower  distribution  fee.  This  automatic conversion of Class B shares will take place  without  imposition of a front-end sales charge or exchange fee. (Conversion of Class B shares represented by stock certificates will require the return of the stock certificates to the Investment
Manager.)  All shares  purchased  through  reinvestment  of dividends  and other distributions paid with respect to Class B shares  ("reinvestment  shares") will be considered to be held in a separate subaccount.  Each time any Class B shares
(other than those held in the subaccount)  convert to Class A shares, a pro rata portion of the  reinvestment  shares held in the subaccount will also convert to
Class A shares.  Class B shares so  converted  will no longer be  subject to the higher expenses borne by Class B shares.  Because the NAV per share of the Class
A shares  may be higher or lower  than that of the Class B shares at the time of conversion,  although  the dollar  value  will be the same,  a  shareholder  may receive more or less Class A shares than the number of Class B shares converted.
Under  current law, it is the Funds'  opinion  that such a  conversion  will not constitute a taxable event under federal  income tax law. In the event that this ceases to be the case, the Board of Directors will consider what action, if any, is appropriate and in the best interests of the Class B shareholders.

Each  Fund  bears  some of the  costs of  selling  its  Class B  shares  under a
Distribution  Plan  adopted  with  respect  to its  Class  B  shares  ("Class  B
Distribution  Plan")  pursuant  to Rule  12b-1  under  the 1940  Act.  This Plan provides  for  payments at an annual  rate of 1.00% of the average  daily NAV of
Class B shares.  Amounts paid by the Funds are currently used to pay dealers and other  firms  that  make  Class B  shares  available  to their  customers  (1) a commission at the time of purchase  normally equal to 4.00% of the value of each share sold and (2) a service fee for account maintenance and personal service to
shareholders  payable  for  the  first  year,  initially,   and  for  each  year
thereafter, quarterly, in an amount equal to 0.25% annually of the average daily
NAV of Class B  shares  sold by such  dealers  and  other  firms  and  remaining outstanding  on the books of the Funds.  The service fee may also be used to pay for  sub-administration  and/or  sub-transfer  agency services  provided for the benefit of the Fund.

CLASS C SHARES -- Class C shares are  offered at NAV,  without an initial  sales charge. With certain exceptions, the Funds may impose a deferred sales charge on shares  redeemed  within one year of the date of  purchase.  No  deferred  sales charge is imposed on amounts redeemed thereafter. If imposed, the deferred sales charge is deducted from the redemption  proceeds  otherwise  payable to you. The deferred sales charge is retained by the Distributor.

Each  Fund  bears  some of the  costs of  selling  its  Class C  shares  under a
Distribution  Plan  adopted  with  respect  to its  Class  C  shares  ("Class  C
Distribution  Plan")  pursuant  to Rule  12b-1  under  the 1940  Act.  This Plan provides  for  payments at an annual  rate of 1.00% of the average  daily NAV of
Class C shares.  Amounts paid by the Fund are currently  used to pay dealers and other  firms  that  make  Class C  shares  available  to their  customers  (1) a commission at the time of purchase  normally equal to 0.75% of the value of each share sold, and for each year thereafter, quarterly, in an amount equal to 0.75%
annually  of the average  daily NAV of Class C shares  sold by such  dealers and other firms and remaining outstanding on the books of the Fund and (2) a service fee  payable  for the  first  year  initially,  and for  each  year  thereafter, quarterly,  in an amount  equal to 0.25%  annually of the  average  daily NAV of
Class C shares sold by such dealers and other firms and remaining outstanding on the  books  of  the  Fund.  The  service  fee  may  also  be  used  to  pay  for sub-administration  and/or sub-transfer agency services provided for the benefit of the Fund.

DISTRIBUTION  PLANS -- As discussed above,  the Funds have adopted  Distribution
Plans  pursuant  to Rule  12b-1  under the 1940  Act,  as set forth in the table below.

                    =======================================
                      FUND            DISTRIBUTION PLAN
                    ---------------------------------------
                    All Funds     Class A Distribution Plan
                    All Funds     Class B Distribution Plan
                    All Funds     Class C Distribution Plan
                    =======================================

Under the Distribution  Plans, the Distributor is authorized to pay service fees and  commissions  to dealers and other firms that sell shares of the  applicable class, engage in advertising, prepare and distribute sales literature and engage in other  promotional  activities  on  behalf of the Fund.  The  Distributor  is required to report in writing to the Board of  Directors  of each Fund,  and the board will review at least  quarterly  the  amounts and purpose of any  payments made under each Plan. The Distributor is also required to furnish the board with such other  information  as may  reasonably  be requested in order to enable the board to make an informed determination of whether the Plan should be continued.

Each Plan will continue from year to year,  provided  that such  continuance  is approved at least  annually by a vote of a majority of the Board of Directors of the Fund, including a majority of the independent  directors cast in person at a meeting  called for the  purpose of voting on such  continuance.  Any  agreement relating to the  implementation  of the Plan terminates  automatically  if it is assigned.  The Plan may not be  amended  to  increase  materially  the amount of payments thereunder without approval of the shareholders of the applicable class of the Fund.

Because  all amounts  paid  pursuant  to the  Distribution  Plan are paid to the
Distributor,  the Investment Manager and its officers,  directors and employees, including  Messrs.  Swickard,  Schier,  Ms.  Harwood,  Ms.  Lee and Ms.  Shields
(officers of the Fund), all may be deemed to have a direct or indirect financial interest in the  operation of the  Distribution  Plan.  None of the  independent directors  has a direct or indirect  financial  interest in the operation of the
Distribution Plan.

Benefits from the Distribution  Plan may accrue to the Fund and its shareholders from the growth in assets due to sales of shares to the public  pursuant  to the
Distribution Agreement with the Distributor.  Increases in the net assets of the
Funds from sales pursuant to their respective  Distribution Plans and Agreements may benefit  shareholders by reducing per share expenses,  permitting  increased
investment   flexibility  and   diversification   of  such  Fund's  assets,  and
facilitating economies of scale (e.g., block purchases) in the Fund's securities transactions.

Rules of the NASD limit the  aggregate  amount  that a Fund may pay  annually in distribution  costs for the sale of its shares to 6.25% of gross sales of shares since the inception of the  Distribution  Plan,  plus interest at the prime rate plus 1% on such amount  (less any  contingent  deferred  sales  charges  paid by shareholders to the  Distributor or  distribution  fee (other than service fees)
paid by the Fund to the Distributor).  The Distributor  monitors this limit with regard to each of the Fund's share classes.  The Distributor intends, but is not obligated,  to  continue  to pay or  accrue  distribution  charges  incurred  in connection  with a  Distribution  Plan  which  exceed  current  annual  payments permitted  to be received by the  Distributor  from the Funds.  The  Distributor intends to seek full payment of such charges from the Fund (together with annual interest  thereon  at the prime rate plus 1%) at such time in the future as, and to the  extent  that,  payment  thereof by the Funds  would be within  permitted limits.

A  Distribution  Plan may be terminated at any time by vote of its directors who are not interested  persons of the Fund as defined in the 1940 Act or by vote of a majority of the  outstanding  shares of the applicable  class.  In the event a
Distribution  Plan is  terminated  by the  shareholders  or the Fund's  Board of
Directors,  the payments made to the Distributor pursuant to the Plan up to that time  would  be  retained  by the  Distributor.  Any  expenses  incurred  by the
Distributor in excess of those  payments  would be absorbed by the  Distributor.
The Funds make no payments in  connection  with the sales of their  shares other than the distribution fee paid to the Distributor.

RULE 12B-1 PLAN EXPENSES -- For the fiscal year ended  September  30, 2004,  the following  12b-1  payments  were  made  for  each  Fund  under  the  Rule  12b-1
Distribution Plans:

===================================================================================================
                    LARGE CAP VALUE FUND       ALPHA OPPORTUNITY FUND           GLOBAL FUND
                 ---------------------------  ------------------------  ---------------------------
                  CLASS     CLASS     CLASS    CLASS    CLASS    CLASS   CLASS     CLASS     CLASS
                    A         B         C        A        B        C       A         B         C
---------------------------------------------------------------------------------------------------
Advertising        N/A       N/A       N/A      N/A      N/A      N/A     N/A       N/A       N/A
---------------------------------------------------------------------------------------------------
Printing and       N/A       N/A       N/A      N/A      N/A      N/A     N/A       N/A       N/A
Mailing of
Prospectus
to other
than current
shareholders
---------------------------------------------------------------------------------------------------
Compensation to  $124,224  $131,307  $18,260  $11,800  $20,613  $8,080  $203,110  $243,589  $59,285
Underwriters
---------------------------------------------------------------------------------------------------
Compensation to    N/A       N/A       N/A      N/A      N/A      N/A     N/A       N/A       N/A
Broker-Dealers
---------------------------------------------------------------------------------------------------
Compensation to    N/A       N/A       N/A      N/A      N/A      N/A     N/A       N/A       N/A
sales personnel
---------------------------------------------------------------------------------------------------
Interest,          N/A       N/A       N/A      N/A      N/A      N/A     N/A       N/A       N/A
carrying,
or other
financing
charges
---------------------------------------------------------------------------------------------------
Other              N/A       N/A       N/A      N/A      N/A      N/A     N/A       N/A       N/A
===================================================================================================

===================================================================================================
                     MID CAP VALUE FUND         SMALL CAP GROWTH FUND       ENHANCED INDEX FUND
                 ----------------------------  -------------------------  -------------------------
                  CLASS     CLASS     CLASS     CLASS    CLASS    CLASS    CLASS    CLASS    CLASS
                    A         B         C         A        B        C        A        B        C
---------------------------------------------------------------------------------------------------
Advertising        N/A       N/A       N/A       N/A      N/A      N/A      N/A      N/A      N/A
---------------------------------------------------------------------------------------------------
Printing and       N/A       N/A       N/A       N/A      N/A      N/A      N/A      N/A      N/A
Mailing of
Prospectus
to other
than current
shareholders
---------------------------------------------------------------------------------------------------
Compensation to  $462,233  $686,953  $439,204  $44,296  $80,395  $32,558  $17,929  $54,113  $25,373
Underwriters
---------------------------------------------------------------------------------------------------
Compensation to    N/A       N/A       N/A       N/A      N/A      N/A      N/A      N/A      N/A
Broker-Dealers
---------------------------------------------------------------------------------------------------
Compensation to    N/A       N/A       N/A       N/A      N/A      N/A      N/A      N/A      N/A
sales personnel
---------------------------------------------------------------------------------------------------
Interest,          N/A       N/A       N/A       N/A      N/A      N/A      N/A      N/A      N/A
carrying,
or other
financing
charges
---------------------------------------------------------------------------------------------------
Other              N/A       N/A       N/A       N/A      N/A      N/A      N/A      N/A      N/A
===================================================================================================

===================================================================================================
                      SELECT 25 FUND          LARGE CAP GROWTH FUND        MID CAP GROWTH FUND
                 -------------------------  -------------------------  ----------------------------
                  CLASS    CLASS    CLASS    CLASS    CLASS    CLASS    CLASS     CLASS     CLASS
                    A        B        C        A        B        C        A         B         C
---------------------------------------------------------------------------------------------------
Advertising        N/A      N/A      N/A      N/A      N/A      N/A      N/A       N/A       N/A
---------------------------------------------------------------------------------------------------
Printing and       N/A      N/A      N/A      N/A      N/A      N/A      N/A       N/A       N/A
Mailing of
Prospectus
to other
than current
shareholders
---------------------------------------------------------------------------------------------------
Compensation to  $26,172  $82,369  $64,920  $39,926  $67,969  $15,827  $406,931  $301,143  $141,863
Underwriters
---------------------------------------------------------------------------------------------------
Compensation to    N/A      N/A      N/A      N/A      N/A      N/A      N/A       N/A        N/A
Broker-Dealers
---------------------------------------------------------------------------------------------------
Compensation to    N/A      N/A      N/A      N/A      N/A      N/A      N/A       N/A        N/A
sales personnel
---------------------------------------------------------------------------------------------------
Interest,          N/A      N/A      N/A      N/A      N/A      N/A      N/A       N/A        N/A
carrying,
or other
financing
charges
---------------------------------------------------------------------------------------------------
Other              N/A      N/A      N/A      N/A      N/A      N/A      N/A       N/A        N/A
===================================================================================================

================================================================================
                       SOCIAL AWARENESS FUND               EQUITY FUND
                    ---------------------------   ------------------------------
                    CLASS A   CLASS B   CLASS C    CLASS A     CLASS B   CLASS C
--------------------------------------------------------------------------------
Advertising           N/A       N/A       N/A        N/A         N/A       N/A
--------------------------------------------------------------------------------
Printing and          N/A       N/A       N/A        N/A         N/A       N/A
Mailing of
Prospectus
to other
than current
shareholders
--------------------------------------------------------------------------------
Compensation to     $24,995   $61,508   $13,883   $1,056,740   $58,114   $62,162
Underwriters
--------------------------------------------------------------------------------
Compensation to       N/A       N/A       N/A        N/A         N/A       N/A
Broker-Dealers
--------------------------------------------------------------------------------
Compensation to       N/A       N/A       N/A        N/A         N/A       N/A
sales personnel
--------------------------------------------------------------------------------
Interest,             N/A       N/A       N/A        N/A         N/A       N/A
carrying,
or other
financing
charges
--------------------------------------------------------------------------------
Other                 N/A       N/A       N/A        N/A         N/A       N/A
================================================================================

CALCULATION  AND WAIVER OF CONTINGENT  DEFERRED  SALES CHARGES -- Any contingent deferred  sales charge imposed upon  redemption of Class A shares  (purchased in amounts  of  $1,000,000  or  more),  Class B  shares  and  Class C  shares  is a percentage  of the lesser of (1) the NAV of the shares  redeemed  or (2) the net cost of such  shares.  No  contingent  deferred  sales  charge is  imposed  upon redemption of amounts derived from (1) increases in the value above the net cost of such  shares due to  increases  in the NAV per share of the Fund;  (2) shares
acquired   through   reinvestment   of  income   dividends   and  capital   gain
distributions;  or (3) Class A shares  (purchased  in amounts of  $1,000,000  or more),  or Class C shares,  held for more than one year,  or Class B shares held for more than five years. Upon request for redemption, shares not subject to the contingent deferred sales charge will be redeemed first. Thereafter, shares held the longest will be the first to be redeemed.

The  contingent  deferred  sales charge is waived:  (1) following the death of a shareholder  if  redemption  is made within one year after  death;  (2) upon the disability  (as defined in section  72(m)(7) of the Internal  Revenue Code) of a shareholder  prior to age 65 if  redemption  is made  within  one year after the disability,  provided such disability  occurred after the shareholder opened the account; (3) in connection with required minimum distributions in the case of an
IRA,  SAR-SEP or Keogh or any other  retirement  plan  qualified  under  Section
401(a),  401(k) or 403(b) of the Code; and (4) in the case of distributions from retirement  plans  qualified  under  Section  401(a) or  401(k) of the  Internal
Revenue  Code due to (i)  returns  of excess  contributions  to the  plan,  (ii)
retirement of a participant in the plan,  (iii) a loan from the plan  (repayment of loans,  however,  will  constitute  new sales for purposes of  assessing  the contingent deferred sales charge), (iv) "financial hardship" of a participant in
the  plan,   as  that  term  is   defined   in   Treasury   Regulation   Section
1.401(k)-1(d)(2), as amended from time to time, (v) termination of employment of a participant in the plan, (vi) any other permissible withdrawal under the terms of the plan.  The  contingent  deferred  sales charge will also be waived in the case of certain  redemptions  of Class B or Class C shares of the Funds pursuant to a systematic withdrawal program. (See "Systematic Withdrawal Program.")

ARRANGEMENTS  WITH  BROKER-DEALERS  AND  OTHERS  -- The  Investment  Manager  or
Distributor,  from  time to  time,  will pay a bonus to  certain  dealers  whose representatives  have sold or are  expected to sell  significant  amounts of the
Funds  and/or  certain  other funds  managed by the  Investment  Manager.  Bonus compensation  may include  reallowance  of the entire  sales charge and may also include,  with  respect to Class A shares,  an amount  which  exceeds the entire sales  charge and,  with  respect to Class B or Class C shares,  an amount which exceeds the maximum commission. The Distributor,  or the Investment Manager, may also  provide  financial  assistance  to  certain  dealers  in  connection  with conferences,  sales or training  programs for their employees,  seminars for the public,  advertising,  sales campaigns, and/or shareholder services and programs regarding  one or  more of the  Funds  managed  by the  Investment  Manager.  In addition,  the  Investment  Manager  or  Distributor  may  sponsor  training  or education meetings at various locations.  In connection with such meetings it is expected  that the  Investment  Manager  or  Distributor  would pay the  travel, lodging and other expenses of representatives of the dealers in attendance.  The
Fund  Administrator  or  Distributor  may also pay certain  transaction or order processing  costs  incurred  by dealers who sell Fund  shares  through  clearing dealers.  Certain of the foregoing  arrangements  may be financed by payments to the Distributor under a Rule 12b-1  Distribution Plan. These arrangements do not change the price an  investor  will pay for shares or the amount  that the Funds will receive from such sale. No compensation will be offered to the extent it is prohibited by the laws of any state or self-regulatory agency, such as the NASD.
A dealer to whom  substantially  the  entire  sales  charge of Class A shares is reallowed may be deemed to be an "underwriter" under federal securities laws.

The  Distributor  also may pay banks and other  financial  services  firms  that facilitate  transactions  in shares of the Funds for their clients a transaction fee up to the level of the  payments  made  allowable to dealers for the sale of such shares as described above.

The  Investment  Manager or  Distributor  also may pay a marketing  allowance to dealers who meet  certain  eligibility  criteria.  This  allowance  is paid with reference to new sales of Fund shares in a calendar year and may be discontinued
at any time.  To be eligible for this  allowance  in any given year,  the dealer must sell a minimum of  $2,000,000 of Class A, Class B and Class C shares during that year.  The  applicable  marketing  allowance  factors  are set forth in the accompanying table.

================================================================================
                                                                  APPLICABLE
                                                             MARKETING ALLOWANCE
       AGGREGATE NEW SALES                                         FACTOR*
--------------------------------------------------------------------------------
Less than $2 million ........................................       0.00%
$2 million but less than $5 million .........................       0.15%
$5 million but less than $10 million ........................       0.25%
$10 million but less than $15 million .......................       0.35%
$15 million but less than $20 million .......................       0.50%
or $20 million or more ......................................       0.75%
--------------------------------------------------------------------------------
*The maximum  marketing  allowance  factor  applicable per this schedule will be applied  to all new  sales in the  calendar  year to  determine  the  marketing allowance payable for such year.
================================================================================

OTHER DISTRIBUTION OR SERVICE ARRANGEMENTS -- The Distributor or its affiliates, out of its own resources and not out of Fund assets  (i.e.,  without  additional cost to the Funds or their  shareholders),  may provide additional cash payments or  non-cash  compensation  to  some,  but not  all,  broker/dealers  and  other financial  intermediaries  who  sell  shares  of the  Funds or  render  investor services to Fund  shareholders  (directly  or  indirectly  via sales of variable insurance  contracts or the provision of services in connection  with retirement plans). Such payments and compensation are in addition to any sales charges paid by investors or Rule 12b-1 plan fees, service fees and other fees paid, directly or indirectly,  by the Funds to such brokers and other financial intermediaries.
These arrangements are sometimes referred to as "revenue sharing"  arrangements.
Revenue  sharing  arrangements  are not financed by the Funds,  and thus, do not result  in  increased  Fund  expenses.  They are not  reflected  in the fees and expenses  listed in the fees and expenses  sections of the Funds'  prospectuses, and they do not change the price paid by investors  for the purchase of a Fund's shares or the amount  received by a shareholder  as proceeds from the redemption of Fund shares.

Such  additional  cash  payments  may be made to  brokers  and  other  financial intermediaries  that provide  services to the Funds and/or  shareholders  in the
Funds, including (without limitation)  shareholder servicing,  marketing support
and/or  access  to  sales  meetings,   sales   representatives   and  management
representatives of the broker or other financial intermediary. Cash compensation may also be paid to brokers and other financial  intermediaries for inclusion of the Funds on a sales list,  including a preferred or select sales list, in other sales programs,  or as an expense  reimbursement  or compensation in cases where
the  broker  or  other  financial   intermediary   provides   services  to  Fund
shareholders.  To the extent  permitted by applicable  law, the  Distributor and other  parties  may pay or  allow  other  incentives  and  compensation  to such financial intermediaries. The Distributor generally assesses the advisability of continuing to make these payments periodically.

These  payments  may take a variety  of forms,  including  (without  limitation)
compensation for sales,  "trail" fees for shareholder  servicing and maintenance of investor  accounts,  and  finder's  fees.  Revenue  sharing  payments  may be structured:  (i) as a  percentage  of net  sales;  (ii) as a  percentage  of net assets; and/or (iii) as a fixed dollar-amount.

As of the date of this Statement of Additional Information,  the Distributor has
revenue sharing arrangements with the following financial intermediaries.

========================================================================================
                                                        PAYMENTS
                                                       DURING LAST
BROKER-DEALER NAME            BASIS OF PAYMENT         FISCAL YEAR     AFFECTED FUNDS
----------------------------------------------------------------------------------------
Brecek & Young                 0.50% of sales          $237,278.98     All funds in the
Advisors, Inc.                                                         Security Funds
(wholly-owned                                                          Complex except
subsidiary of                                                          Security Cash
Security Benefit                                                       Fund and SBL Fund
Corporation and
an affiliate of
the Distributor)
----------------------------------------------------------------------------------------
CUSO Financial                 0.10% of sales            15,608.60     All funds in the
Services, L.P.                                                         Security Funds
                                                                       Complex except
                                                                       Security Cash
                                                                       Fund and SBL Fund
----------------------------------------------------------------------------------------
Investment Advisors &          0.10% of sales            19,215.00     All funds in the
Consultants, Inc.                                                      Security Funds
                                                                       Complex except
                                                                       Security Cash
                                                                       Fund and SBL Fund
----------------------------------------------------------------------------------------
Legend Equities           For calendar year, 0.10%      141,211.11     All funds in the
Corporation               of sales if less than                        Security Funds
                          $10 million; 0.15% of                        Complex except
                          sales if $10 million or                      Security Cash
                          more but less than $30                       Fund and SBL Fund
                          million; and 0.25% of
                          sales if $30 million
                          or more; plus 0.05% of
                          assets
----------------------------------------------------------------------------------------
Lincoln Investment             0.25% of sales           142,203.00     All funds in the
Planning, Inc.                                                         Security Funds
                                                                       Complex except
                                                                       Security Cash
                                                                       Fund and SBL Fund
----------------------------------------------------------------------------------------
Ohio Savings                   0.10% of sales            13,218.82     All funds in the
Securities, Inc.*                                                      Security Funds
                                                                       Complex except
                                                                       Security Cash
                                                                       Fund and SBL Fund
----------------------------------------------------------------------------------------
PlanMember Securities     In lieu of standard              Not         All funds in the
Corporation               commissions, 0.25% of        applicable      Security Funds
                          net sales under mutual        for 2004       Complex except
                          fund wrap program (Class                     SBL Fund
                          A shares at NAV) during
                          each calendar quarter
                          beginning in 2005. Also
                          receive 12b-1 fees if
                          available.

                          In lieu of standard
                          commissions, one-time
                          commission of 1.33% of
                          Class A shares trans-
                          ferred to funds in
                          2003 under PlanMember's
                          Advantage Program.
----------------------------------------------------------------------------------------
Trustmark                      0.10% of sales             1,202.70     All funds in the
Securities, Inc.*                                                      Security Funds
                                                                       Complex except
                                                                       Security Cash
                                                                       Fund and SBL Fund
----------------------------------------------------------------------------------------
Vision                         0.10% of sales             6,870.96     All funds in the
                                                                       Security Funds
                                                                       Complex except
                                                                       Security Cash
                                                                       Fund and SBL Fund
----------------------------------------------------------------------------------------
VSR Financial             For calendar year, 0.00%       27,039.02     All funds in the
Services, Inc.            of sales is less than                        Security Funds
                          $5 million; 0.10% of                         Complex except
                          sales if $5 million or                       Security Cash
                          more but less than $15                       Fund and SBL Fund
                          million; 0.12% of sales
                          if $15 million or more
                          but less than $25
                          million; and 0.15% of
                          sales if $25 million or
                          more
----------------------------------------------------------------------------------------
*Agreement  provides for payment on sales of all funds (not  including  Security
 Cash Fund and SBL Fund) but none of the Funds were sold by these firms.
========================================================================================

The Distributor may enter into revenue sharing arrangements with other financial intermediaries,  and may modify existing revenue sharing  arrangements  with the intermediaries indicated above.

In  addition,  while the  Distributor  typically  pays most of the sales  charge
applicable  to  the  sale  of  fund  shares  to  brokers  and  other   financial
intermediaries  through  which  purchases  are made,  the  Distributor  may,  on occasion, pay the entire sales charge.

From time to time,  the  Distributor  and its  affiliates  may also pay non-cash compensation to brokers and other financial  intermediaries  in the form of, for
example:   (i)  occasional  gifts;  (ii)  occasional  meals,  tickets  or  other entertainment;  and/or (iii) sponsorship support of regional or national events.
For  example,  representatives  of  the  Distributor  visit  brokers  and  other financial  intermediaries on a regular basis to educate them about the Funds and to encourage  the sale of Fund shares to their  clients.  The costs and expenses associated  with these  efforts  may include  travel,  lodging,  sponsorship  at educational  seminars  and  conferences,  entertainment  and meals to the extent permitted by law.

The  compensation  or  reimbursement  received  by brokers  and other  financial intermediaries  through  sales  charges,  fees  payable  from the Funds,  and/or revenue sharing arrangements for selling shares of the Funds may be more or less than the overall  compensation or reimbursement on similar or other products and may  influence  your  broker or other  financial  intermediary  to  present  and recommend the Funds over other investment  options available in the marketplace.
In addition, depending on the arrangements in place at any particular time, your broker  or other  financial  intermediary  may have a  financial  incentive  for recommending a particular class of Fund shares over other share classes.

Shareholders may obtain more information about these arrangements, including the conflicts of interests that such arrangements may create, from their brokers and other  financial  intermediaries,  and  should so  inquire  if they  would  like additional  information.  A  shareholder  may ask  his/her  broker or  financial intermediary how he/she will be compensated for investments made in the Funds.

Although  a Fund may use  financial  firms  that  sell  Fund  shares  to  effect
transactions  for  the  Fund's   portfolio,   the  Funds,  SMC  and  the  Funds'
sub-advisers will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

PURCHASES  AT NET ASSET VALUE -- Class A shares of the Funds may be purchased at
NAV by (1) directors, officers and employees of the Funds, the Funds' Investment
Manager  or  Distributor;  directors,  officers  and  employees  of SBL  and its subsidiaries;  agents  licensed with SBL;  spouses or minor children of any such agents; as well as the following  relatives of any such directors,  officers and
employees  (and  their  spouses):  spouses,  grandparents,   parents,  children,
grandchildren,  siblings,  nieces and nephews;  (2) any trust,  pension,  profit sharing or other benefit plan  established by any of the foregoing  corporations
for  persons   described   above;   (3)  retirement   plans  where  third  party
administrators  of such plans have entered into  certain  arrangements  with the
Distributor  or its  affiliates  provided that no commission is paid to dealers;
and (4) officers,  directors,  partners or registered representatives (and their spouses and minor children) of broker-dealers  who have a selling agreement with the Distributor. Such sales are made upon the written assurance of the purchaser that the purchase is made for investment  purposes and that the securities  will not be transferred  or resold except  through  redemption or repurchase by or on behalf of the Fund.

Class A shares of the Funds may be purchased at NAV when the purchase is made on the recommendation of (i) a registered investment adviser,  trustee or financial intermediary  who has  authority to make  investment  decisions on behalf of the investor; or (ii) a certified financial planner or registered  broker-dealer who either charges periodic fees to its customers for financial planning, investment advisory or asset management  services,  or provides such services in connection with the establishment of an investment account for which a comprehensive  "wrap fee" is imposed.  Class A shares of the Funds may also be  purchased at NAV when the  purchase is made by  retirement  plans that (i) buy shares of the  Security
Funds worth  $500,000 or more;  (ii) have 100 or more eligible  employees at the time of purchase;  (iii)  certify  they expect to have annual plan  purchases of shares of Security Funds of $200,000 or more;  (iv) are provided  administrative services by certain third-party  administrators that have entered into a special service  arrangement with the Security Funds relating to such plans; or (v) have at the time of purchase, aggregate assets of at least $1,000,000. Purchases made pursuant to this provision may be subject to a deferred sales charge of up to 1%
in the event of a redemption within one year of the purchase.

The  Distributor  must be notified when a purchase is made that qualifies  under any of the above provisions.

A shareholder of Equity Fund who formerly  invested in the Bondstock  Investment
Plans or Life Insurance  Investors  Investment  Plans received Class A shares of
Equity Fund in liquidation of the Plans. Such a shareholder may purchase Class A shares of Equity Fund at NAV provided that such shareholder maintains his or her
Equity Fund account.

PURCHASES  FOR   EMPLOYER-SPONSORED   RETIREMENT  PLANS  --  Security  Financial
Resources,  Inc.,  an  affiliated  company  of  the  Distributor,   offers  plan
recordkeeping  services on a fee basis to  employer-sponsored  retirement plans.
Employer-sponsored  retirement  plans that have  entered  into an  agreement  to receive such services from Security Financial Resources, Inc. may purchase Class
A shares of the Funds at NAV under certain circumstances. Such plans would first purchase  Class C shares of the Funds for an  initial  period of time that would vary with the size of the plan, amount of assets flowing into the plan and level of  service  provided  by the  dealer.  After  that  initial  period of time has elapsed,  the plan would  exchange  at NAV  existing  Class C shares for Class A shares of the respective  Funds, and new purchases under the plans would be made in Class A shares at NAV.

The  schedule  below sets forth the amount of time that  retirement  plan assets would  remain  invested  in Class C shares  before  they would be  eligible  for exchange to Class A shares of the respective Funds. The schedule below also sets forth the  commissions  paid to dealers in connection  with sales of Fund shares with respect to such retirement plans, which commissions  replace those normally paid in connection with sales of Class C shares.

================================================================================
                                  NUMBER
                                 OF YEARS
                                 INVESTED       COMMISSION BY YEAR OF PURCHASE*
                                IN CLASS C      --------------------------------
 ELIGIBLE PLANS                   SHARES        1        2      3      4      5+
--------------------------------------------------------------------------------
Less than $1.5 mil. in           8 years        5%       4%     3%     2%     1%
assets or $400,000 in flow
--------------------------------------------------------------------------------
Less than $1.5 mil. in           8 years        6%       4%     2%     1%     1%
assets or $400,000 in flow
--------------------------------------------------------------------------------
Less than $5 mil. in             6 years        4%       3%     2%     1%     1%
assets or $1 mil. in flow
--------------------------------------------------------------------------------
Less than $5 mil. in             5 years        3%       2%     1%     1%     1%
assets or $1 mil. in flow
--------------------------------------------------------------------------------
Less than $10 mil. in            3 years        2%       1%     1%     1%     1%
assets or $2 mil. in flow
--------------------------------------------------------------------------------
Less than $10 mil. in           0 years**       1%++     1%     1%     1%     1%
assets or $2 mil. in flow
--------------------------------------------------------------------------------
 *The commission is a percentage of the amount invested. The year of purchase is measured  from  the  date  of the  plan's  initial  investment  in the  Funds.
  Notwithstanding  the  foregoing  schedule,  if 50% or more of the plan  assets allocated to the Funds is redeemed  within the four-year  period  beginning on the date of the plan's initial  investment in the Funds,  the commission  will immediately drop to 1% for all subsequent purchases.

**Amounts will be invested in Class A shares at NAV.

++Certain dealers may receive 1.25% in year 1.
================================================================================

The Distributor may also enter into  arrangements with dealers whereby it agrees to "annualize" the first-year  commission expected to be paid on the purchase of
Fund shares by  retirement  plans  receiving  plan  recordkeeping  services from
Security Financial Resources,  Inc. Such arrangements will typically provide for an up-front  payment by the Distributor to the dealer of a specified  percentage of the first-year's expected commissions attributable to a particular retirement plan.

In some circumstances,  a retirement plan that was not previously receiving plan recordkeeping services from Security Financial Resources,  Inc. may transfer its assets in an arrangement where it receives such services. In such circumstances, the Distributor  may pay the dealer a commission on the transferred  assets that is different  from the  commission  otherwise set forth in the table above,  but typically not in excess of 1.25% of the transferred amount.

In addition to the commissions  set forth above,  dealers will receive a service fee payable beginning in the 13th month following the plan's initial investment.
The  Distributor  pays  service  fees  quarterly,  in an  amount  equal to 0.25%
annually  of the  average  daily  NAV of  Class  C  shares  sold by  dealers  in
connection  with  such   employer-sponsored   retirement   plans  and  remaining
outstanding on the books of the Funds.

SYSTEMATIC WITHDRAWAL PROGRAM

A Systematic  Withdrawal  Program may be established by shareholders who wish to receive regular monthly, bi-monthly, quarterly, semiannual or annual payments of
$25 or more. A shareholder may elect a payment that is a specified percentage of the initial or current account value or a specified  dollar amount.  The Program may also be based upon the  liquidation of a fixed or variable  number of shares provided that the amount withdrawn monthly is at least $25.  However,  the Funds do  not  recommend  this  (or  any  other  amount)  as  an  appropriate  monthly withdrawal.  Shares with a current  aggregate  offering  price of $5,000 or more must  be  deposited  with  the  Investment  Manager  acting  as  agent  for  the shareholder under the Program. There is no service charge on the Program.

Sufficient  shares will be liquidated at NAV to meet the specified  withdrawals.
Liquidation of shares may deplete the investment, particularly in the event of a market  decline.  Payments  cannot be considered as actual yield or income since part of such  payments is a return of capital.  Such  withdrawals  constitute  a taxable  event to the  shareholder.  The  maintenance  of a  Withdrawal  Program
concurrently   with  purchases  of  additional  shares  of  the  Fund  would  be disadvantageous  because  of the sales  commission  payable  in  respect to such purchases.  During the withdrawal  period, no payments will be accepted under an
Accumulation  Plan.  Income  dividends  and  capital  gains   distributions  are
automatically  reinvested  at NAV. If an investor  has an  Accumulation  Plan in effect,  it must be  terminated  before a Systematic  Withdrawal  Program may be initiated.

A  shareholder  may  establish a Systematic  Withdrawal  Program with respect to
Class B or Class C shares without the  imposition of any  applicable  contingent deferred  sales charge,  provided that such  withdrawals  do not in any 12-month period,  beginning  on the date the  Program is  established,  exceed 10% of the value  of the  account  on  that  date  ("Free  Systematic  Withdrawals").  Free
Systematic  Withdrawals are not available if a Program  established with respect to Class B or Class C shares  provides for  withdrawals  in excess of 10% of the value of the account in any Program year and, as a result, all withdrawals under such a Program are subject to any applicable  contingent  deferred sales charge.
Free  Systematic  Withdrawals  will be made first by redeeming those shares that are not subject to the  contingent  deferred  sales charge and then by redeeming shares held the longest.  The contingent  deferred sales charge  applicable to a redemption  of  Class B and  Class C  shares  requested  while  Free  Systematic
Withdrawals  are being made will be calculated as described  under  "Calculation and Waiver of Contingent Deferred Sales Charges."

The shareholder receives  confirmation of each transaction showing the source of the payment and the share  balance  remaining in the  Program.  A Program may be terminated  on written  notice by the  shareholder  or by the Fund,  and it will terminate  automatically  if all shares are  liquidated  or  withdrawn  from the account.

INVESTMENT MANAGEMENT

The Investment Manager,  located at One Security Benefit Place, Topeka,  Kansas, has served as  investment  adviser to  Security  Large Cap Value Fund  (formerly
Security  Growth and Income Fund),  Security  Equity Fund,  and Security Mid Cap
Growth Fund (formerly Security Ultra Fund),  respectively,  since April 1, 1964,
January  1,  1964,  and April 22,  1965.  The  Investment  Manager  also acts as investment  adviser to Security  Income Fund,  Security Cash Fund, SBL Fund, and
Security  Municipal  Bond Fund. The  Investment  Manager is a limited  liability company  controlled  by its  members,  SBL  and  SBG.  SBG is an  insurance  and financial  services  holding  company  wholly-owned  by  Security  Benefit  Life
Insurance  Company,  One Security  Benefit  Place,  Topeka,  Kansas  66636-0001.
Security Benefit Life, a stock life insurance  company,  incorporated  under the laws of Kansas, is controlled by Security Benefit Corp.  ("SBC").  SBC is wholly owned by Security Benefit Mutual Holding Company, which is in turn controlled by
Security  Benefit Life  policyholders.  Security  Benefit Life together with its subsidiaries,  has approximately  $15.7 billion of assets under management as of
September 30, 2004.

INVESTMENT  MANAGEMENT  AGREEMENT -- The Investment Manager serves as investment adviser to Security Large Cap Value Fund,  Security Equity Fund and Security Mid
Cap Growth Fund,  respectively,  under Investment Management  Agreements,  which were  approved by the  shareholders  of the Funds on April 17,  2002,  and which became  effective on May 1, 2002.  Pursuant to the  Agreements,  the  Investment
Manager furnishes investment advisory,  statistical and research services to the
Funds, supervises and arranges for the purchase and sale of securities on behalf of the Funds,  and  provides  for the  compilation  and  maintenance  of records pertaining to the investment advisory function.

The  Investment  Manager has agreed to reimburse the Funds or waive a portion of its  management  fee for any amount by which the total  annual  expenses  of the
Funds  (including  management  fees, but excluding  interest,  taxes,  brokerage
commissions,   extraordinary   expenses  and  Class  A,  Class  B  and  Class  C
distribution  fees) for any fiscal year exceeds the level of expenses  which the
Funds are  permitted  to bear  under  the most  restrictive  expense  limitation imposed by any state in which shares of the Funds are then  qualified  for sale.
(The Investment  Manager is not aware of any state that currently imposes limits on the level of mutual fund  expenses.) The Investment  Manager,  as part of the investment  advisory  agreement with Security Equity Fund, has agreed to cap the total  annual  expenses of Enhanced  Index Fund and Select 25 Fund to 1.75%,  in
each case exclusive of interest, taxes,  extraordinary expenses,  brokerage fees and commissions and 12b-1 fees.

Separate  fees are paid by each Fund to the  Investment  Manager for  investment advisory,  administrative and transfer agency services.  The investment advisory fee for Global, Social Awareness, Small Cap Growth and Large Cap Growth Funds is
equal to 1%, on an annual  basis,  of the average daily net assets of each Fund, calculated daily and payable monthly.  The investment advisory fee for Large Cap
Value,  Equity, Mid Cap Growth,  Enhanced Index, and Select 25 Funds is equal to
0.75%,  on an  annual  basis,  of the  average  daily net  assets of each  Fund, calculated  daily and payable monthly.  The investment  advisory fee for Mid Cap
Value Fund is equal to 1%, on an annual  basis,  of the average daily net assets of the Fund of $200 million or less, plus an annual rate of 0.75% of the average daily net assets of the Fund in excess of $200  million.  The fee is  calculated daily and paid monthly.

The Investment  Manager  receives a management fee from Alpha  Opportunity  Fund that is composed of two  components.  The first  component is an annual base fee equal to 2.00% of Alpha Opportunity  Fund's average daily net assets. The second component is a  performance  adjustment  that either  increases or decreases the base fee,  depending on how Alpha Opportunity Fund performed relative to the S&P
500 Index.

The pro rata  adjustment  upward or downward will be  determined  based upon the investment  performance of the Class A shares of Alpha Opportunity Fund relative to the  investment  record  of the S&P  500  Index.  The  amount  of any  upward adjustment in the Base Fee will be equal to 0.75% multiplied by the ratio of the number of percentage  points by which the investment  performance of the Class A shares of Alpha  Opportunity  Fund exceed the  investment  record of the S&P 500
Index as compared to 15 percentage points.

For example,  if the investment  performance of Alpha  Opportunity Fund was 6.6%
and the investment record of the S&P 500 Index was 0%, the ratio would be 6.6 to
15, or 44%, times 0.75%,  for an upward  adjustment of 0.33%.  The amount of any downward  adjustment  in the Base Fee will be equal to 0.75%  multiplied  by the ratio of the number of percentage points by which the investment  performance of
Alpha  Opportunity Fund is less than the investment  record of the S&P 500 Index as compared to 15 percentage points.

The  maximum  performance  adjustment  upward  or  downward  is 0.75%  annually.
Depending on the  performance of the Class A shares of Alpha  Opportunity  Fund, the  Investment  Manager may receive a maximum of 2.75% or a minimum of 1.25% in annual management fees from the Alpha Opportunity Fund.

During  its first 12  months  of  operations,  Alpha  Opportunity  Fund paid the
Investment  Manager the base fee of 2.00%  without any  performance  adjustment.
Performance  adjustments  began on August 1, 2004 based  upon Alpha  Opportunity
Fund's  performance  during the 12 months  ended July 1,  2004.  The  Investment
Manager will calculate the performance  adjustment for Alpha Opportunity Fund at the end of each  calendar  month based upon the  investment  performance  of the
Fund's Class A shares during the  twelve-month  period ending on the last day of the prior month  compared to the  investment  record of the S&P 500 Index during the same period.

The  following  table  includes  examples  showing the fees that the  Investment
Manager  would earn at various  levels of  investment  performance  of the Alpha
Opportunity Fund and the S&P 500 Index:

        ================================================================
                                                                TOTAL
        % POINT DIFFERENCE                   PERFORMANCE     MANAGEMENT
         BETWEEN CLASS A         BASE        ADJUSTMENT      FEE PAID TO
          SHARES AND S&P       ADVISORY       FROM BASE      INVESTMENT
            500 INDEX            FEE        ADVISORY FEE       MANAGER
        ----------------------------------------------------------------
               15%              2.00%          +0.75%           2.75%
               10%              2.00%          +0.50%           2.50%
                5%              2.00%          +0.25%           2.25%
                0%              2.00%           0.00%           2.00%
               -5%              2.00%          -0.25%           1.75%
              -10%              2.00%          -0.50%           1.50%
              -15%              2.00%          -0.75%           1.25%
        ================================================================

The Investment  Manager pays from its assets, and not from the Alpha Opportunity
Fund's  assets,  an  investment  sub-advisory  fee  to the  Fund's  sub-adviser,
Mainstream  Investment Advisers,  LLC ("Mainstream"),  that includes both a base fee and a performance adjustment component.  This fee is described above in more detail. For purposes of the above discussion,  as well as the description of the fee paid to Mainstream,  the  "investment  performance"  of the Fund (or portion thereof) is calculated  assuming the reinvestment of dividends and capital gains distributions,  and the  "investment  record" of the S&P 500 Index is calculated based on its  change  in level,  adjusted  for any cash  distributions  from the companies whose securities comprise the index.

The Funds'  Investment  Management  Agreements  are  renewable  annually by each
Fund's Board of Directors  or by a vote of a majority of the  individual  Fund's outstanding  securities and, in either event, by a majority of the Board who are not  parties to the  Agreement  or  interested  persons of any such  party.  The
Agreements  provide that they may be terminated  without  penalty at any time by either party on 60 days' notice and are automatically terminated in the event of assignment.

The Investment  Management Agreement has been approved by the Board of Directors with respect to each Fund. In determining  whether it was appropriate to approve the Agreement,  the Board of Directors  requested  information,  provided by the
Investment  Manager,  that it believed to be  reasonably  necessary to reach its conclusion.  The Board of Directors carefully evaluated this information and was advised by legal counsel, including independent legal counsel to the independent directors,  with  respect  to its  deliberations.  Based  on its  review  of the information  requested and provided,  the Board of Directors determined that the
Agreement is consistent with the best interests of each Fund to which it applies and its shareholders,  and enables each Fund to receive high quality services at a cost that is appropriate,  reasonable,  and in the best interests of the Funds and their shareholders.  The Board of Directors made these determinations on the basis of the following considerations, among others:

1.  The  investment  advisory fees payable to the  Investment  Manager under the
    Agreement  are fair and  reasonable in light of the services to be provided, the anticipated costs of these services, the profitability of the Investment
    Manager's relationship with the Funds, and the comparability of the proposed fees for most of the Funds to fees paid by comparable mutual funds;

2.  The nature,  quality and extent of the investment advisory services expected to be  provided  by the  Investment  Manager,  in light of the high  quality services  provided  to the other  mutual  funds  advised  by the  Investment
    Manager and their  historic  performance,  including  achievement  of stated
    investment objectives;

3.  The  Investment  Manager's   representations   regarding  its  staffing  and
    capabilities to manage the Funds,  including the retention of personnel with significant portfolio management experience;

4.  The Investment  Manager's  entrepreneurial  commitment to the management and success  of the  Funds,  which  could  entail a  substantial  commitment  of resources to the successful operation of the Funds;

5.  The overall high quality of the personnel,  operations, financial condition, investment management  capabilities,  methodologies,  and performance of the
    Investment Manager;

6.  With regard to Alpha  Opportunity  Fund, the profitability to the Investment
    Manager of the investment  management  fee,  including the  performance  fee
    component  of  the  management   fee,   assuming   hypothetical   investment
    performance  of the  Class A shares of Alpha  Opportunity  Fund that was 15%
    above, 15% below and the same as the investment record of the S&P 500 Index;

7.  The monthly  reallocation  of the Alpha  Opportunity  Fund's assets  between
    Mainstream and the Investment  Manager to an approximately  equal allocation to avoid the potential  conflict of interest for the  Investment  Manager to
    make  investment   decisions  that  favored  the  Investment   Manager  over
    Mainstream; and

8.  The fairness and reasonableness of the investment advisory fees payable with respect to the Alpha  Opportunity  Fund in light of the nature,  quality and extent of the investment  services expected to be provided or procured,  the active  management  style to be used with  respect to the active  management component of the Fund, the  anticipated  costs  associated with providing or procuring these services,  the unique nature of the investment being offered through a registered  investment company, the comparability of the fees paid to fees paid by other pooled investment vehicles or accounts with comparable investment objectives and strategies, the historic performance of investment vehicles  utilizing  comparable  investment  strategies,  the  potential  to achieve  absolute  positive  returns during adverse market  conditions while maintaining  significant  exposure  to  market  upside  potential,  and  the
    Investment  Manager's  willingness to link the level of investment  advisory fees paid by investors to the relative  investment  performance  achieved by management of the Fund.

Accordingly,  in light of the  above  considerations  and such  other  facts and information it considered relevant,  the Board of Directors unanimously approved the Agreement with respect to each Fund.

Pursuant to a Fund Accounting and Administration  Agreement with each Fund dated
February 1, 2004, the Investment  Manager acts as the  administrative  agent for the  Funds  and as same,  performs  administrative  functions  and  bookkeeping, accounting and pricing functions for the Funds. For this service, the Investment
Manager receives, on an annual basis, a fee of:

1.  0.09% for the  Equity  Fund;  Mid Cap Value  Fund;  Small Cap  Growth  Fund;
    Enhanced Index Fund; Select 25 Fund; Large Cap Growth Fund; Social Awareness
    Fund;  Mid Cap Growth Fund and Large Cap Value Fund,  based on average daily net assets, or $25,000 per Fund per year, whichever is greater.

2.  0.145% for the Global Fund,  based on average  daily net assets,  or $60,000 per year, whichever is greater.

3.  0.145% for the Alpha Opportunity Fund, based on average daily net assets, or
    $25,000 per year, whichever is greater.

Pursuant to a Transfer  Agency  Agreement with each Fund dated February 1, 2004, the  Investment  Manager acts as the transfer  agent for the Funds.  As such, it processes  purchase  and  redemption  transactions  and  acts  as  the  dividend disbursing  agent  for the  Funds.  For this  service,  the  Investment  Manager receives the following fees with respect to each Fund:

1.  ACCOUNT  SET-UP  CHARGE -- A fee of $4 to open an account on the  Investment
    Manager's transfer agency system to hold shares of the Funds.

2.  ANNUAL  MAINTENANCE  CHARGE -- An annual per  account fee of (i) $8 per open account for regular  accounts;  (ii) $6.50 per open  account with respect to accounts  which are Matrix  Level III  pursuant to the  National  Securities
    Clearing Corporation networking systems; and (iii) $5 per account for closed accounts that remain outstanding on the Investment Manager's transfer agency system  (regardless  of whether  such  accounts  are regular or Matrix Level
    III).

3.  TRANSACTION  CHARGE -- A per transaction charge of (i) $1.10 per transaction for regular  accounts;  and (ii) $0.60 per transaction for accounts that are
    Matrix Level III.

Each Fund is also subject to a minimum fee per year of $25,000. In addition, the
Fund has agreed to reimburse the Investment  Manager for expenses the Investment
Manager pays to third-party  administrators,  broker-dealers,  banks,  insurance companies  or other  entities  for  providing  sub-transfer  agency  services to beneficial  shareholders  in the Fund where  such  shares are held in an omnibus account.

Each Fund pays all of its  respective  expenses  not  assumed by the  Investment
Manager or the Distributor,  including organization  expenses;  directors' fees;
fees of the Fund's custodian; taxes and governmental fees; interest charges; any membership dues; brokerage  commissions;  expenses of preparing and distributing reports to shareholders; costs of shareholder and other meetings; Class A, Class
B and Class C distribution  fees; and legal,  auditing and accounting  expenses.
Each Fund also pays for the  preparation  and  distribution of the prospectus to its shareholders and all expenses in connection with registration under the 1940
Act and the registration of its capital stock under federal and state securities laws. Each Fund pays nonrecurring expenses that may arise,  including litigation expenses affecting the Fund.

During the fiscal years ended September 30, 2004,  2003, and 2002 the Investment
Manager was paid the following amounts for their services:

================================================================================
                                      INVESTMENT                      TRANSFER
                        INVESTMENT     ADVISORY    ADMINISTRATIVE      AGENCY
                         ADVISORY        FEES       SERVICE FEES    SERVICE FEES
                       FEES PAID TO   WAIVED BY       PAID TO         PAID TO
                        INVESTMENT    INVESTMENT     INVESTMENT      INVESTMENT
   FUND         YEAR      MANAGER      MANAGER        MANAGER         MANAGER
--------------------------------------------------------------------------------
                2004    $  491,519     $     0        $ 60,932       $171,519
Large Cap       2003       354,074           0          45,668         92,052
Value Fund      2002       585,639           0          19,338         26,920
--------------------------------------------------------------------------------
Alpha           2004       189,739      72,559          23,173         15,996
Opportunity     2003        27,342           0           3,115            142
Fund
--------------------------------------------------------------------------------
                2004     3,657,792           0         440,031        676,118
Equity Fund     2003     3,835,089           0         463,638        612,267
                2002     5,978,114           0         217,932        224,400
--------------------------------------------------------------------------------
                2004     1,134,113           0         174,941        251,505
Global Fund     2003       629,134           0         100,851        200,737
                2002     1,319,394           0          53,717         67,601
--------------------------------------------------------------------------------
Social          2004       178,309      29,503          22,156         51,563
Awareness       2003       160,322           0          16,543         49,798
Fund            2002       215,414           0          20,710         47,311
--------------------------------------------------------------------------------
                2004     2,785,747           0         269,513        491,278
Mid Cap         2003     1,497,711           0         138,120        308,02
Value Fund      2002     1,351,954           0         123,255        227,396
--------------------------------------------------------------------------------
Small Cap       2004       229,756           0          30,162        156,009
Growth Fund     2003       176,598      41,993          19,303        133,811
                2002       232,134           0          22,428        117,623
--------------------------------------------------------------------------------
Enhanced        2004       120,171      40,057          29,199         37,164
Index Fund      2003       102,732      14,198          28,493         30,519
                2002       150,978           0          25,794         21,718
--------------------------------------------------------------------------------
Select 25       2004       188,718           0          24,666         69,208
Fund            2003       190,086           0          23,736         66,347
                2002       241,786           0          29,415         62,877
--------------------------------------------------------------------------------
Large Cap       2004       262,722      43,011          25,529        119,966
Growth Fund     2003       189,339           0          18,791         44,343
                2002        90,357           0           9,630         14,300
--------------------------------------------------------------------------------
Mid Cap         2004     1,567,094           0         190,989        467,142
Growth Fund     2003     1,031,797           0         126,910        337,371
                2002     1,690,930           0          55,552        120,212
================================================================================

SUB-ADVISERS

The  Investment  Manager  has entered  into a  sub-advisory  agreement  with The
Dreyfus  Corporation,  200 Park  Avenue,  New York,  New York 10166,  to provide investment  advisory  services  to  Large  Cap  Value  Fund.  Pursuant  to  this agreement,  Dreyfus  furnishes  investment  advisory  services,  supervises  and arranges for the purchase  and sale of  securities  on behalf of Large Cap Value
Fund and provides for the compilation  and maintenance of records  pertaining to such investment advisory services, subject to the control and supervision of the
Fund's Board of Directors and the Investment  Manager.  For such  services,  the
Investment  Manager  pays  Dreyfus an annual  fee equal to 0.25% of the  average daily  closing  value of the net assets of Large Cap Value  Fund,  computed on a daily  basis and paid  monthly.  Dreyfus  has  agreed to waive a portion  of its annual fee in an amount equal to 0.10% of the average daily closing value of the net assets of Large Cap Value Fund for the period beginning  January 2, 2002 and terminating  on the date when the total amount of $2,750,000 has been waived but in no event earlier than December 31, 2006. Dreyfus has agreed to this waiver in connection  with  repayment of an amount due SBL under an agreement  between SBL and Mellon Insurance Agency, Inc., an affiliate of Dreyfus.

Dreyfus  is  a  wholly-owned  subsidiary  of  Mellon  Bank,  N.A.,  which  is  a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon").  Mellon is a
global financial  services company  incorporated  under Pennsylvania law in 1971 and registered  under the Federal Bank Holding  Company Act of 1956, as amended.
Founded in 1947, as of November 20, 2004,  Dreyfus  managed  approximately  $161 billion in over 202 mutual fund portfolios.

The Investment Manager has entered into a sub-advisory agreement with Mainstream
Investment Advisers, LLC ("Mainstream"),  101 West Spring Street, Suite 401, New
Albany,  Indiana 47150, to provide investment advisory services with regard to a portion of the total  assets of the Alpha  Opportunity  Fund.  Pursuant  to this agreement,  Mainstream  furnishes  investment advisory services,  supervises and arranges for the purchase and sale of  securities  on behalf of a portion of the assets  of the Alpha  Opportunity  Fund and  provides  for the  compilation  and maintenance of records pertaining to such investment advisory services,  subject to the  control  and  supervision  of the  Fund's  Board  of  Directors  and the
Investment Manager. For such services, the Investment Manager pays Mainstream an annual fee equal to 2.50% of that portion of the Alpha Opportunity Fund's assets managed by Mainstream. The sub-advisory fee will be adjusted upward or downward, depending  on how that  portion of Alpha  Opportunity  Fund's  assets  performed relative to the S&P 500 Index.

The pro rata  adjustment  upward or downward will be  determined  based upon the investment  performance  of that  portion  of Alpha  Opportunity  Fund's  assets managed by Mainstream  relative to the  investment  record of the S&P 500 Index.
The  amount  of any  upward  adjustment  in the  Base Fee will be equal to 1.50%
multiplied  by the  ratio of the  number  of  percentage  points  by  which  the
investment   performance  of  the  Alpha  Opportunity  Fund  assets  managed  by
Mainstream  exceeds the investment record of the S&P 500 Index as compared to 30 percentage points.

For example, if the investment  performance of that portion of Alpha Opportunity
Fund's assets managed by Mainstream  was 6.6% and the  investment  record of the
S&P 500 Index was 0%, the ratio would be 6.6 to 30, or 22%, times 1.50%,  for an upward  adjustment of 0.33%.  The amount of any downward  adjustment in the Base
Fee will be equal to 1.50%  multiplied  by the ratio of the number of percentage points by which the investment  performance of that portion of Alpha Opportunity
Fund's assets  managed by Mainstream is less than the  investment  record of the
S&P 500 Index as compared to 30 percentage points.

The  maximum  performance  adjustment  upward  or  downward  is 1.50%  annually.
Depending on the  performance  of that portion of the Fund's  assets  managed by
Mainstream,  the  Investment  Manager may pay Mainstream a maximum of 4.00% or a minimum of 1.00% in annual sub-advisory fees.

During its first 12 months of operations, the Investment Manager paid Mainstream the  base fee of 2.50%  without  any  adjustment  for  performance.  Performance adjustments  began on August 1, 2004  based upon the  performance  during the 12 months ended July 1, 2004 of that  portion of Alpha  Opportunity  Fund's  assets managed by Mainstream.  Thereafter,  the  Investment  Manager will calculate the performance  adjustment  at the  end of  each  calendar  month  based  upon  the
investment   performance  of  the  assets  managed  by  Mainstream   during  the
twelve-month  period  ending on the last day of the prior month  compared to the investment record of the S&P 500 Index during the same period.

The following table includes  examples  showing the fees that  Mainstream  would earn at various levels of  performance of that portion of the Alpha  Opportunity
Fund that it manages and the S&P 500 Index:

       =================================================================
           % POINT
          DIFFERENCE                                            TOTAL
       BETWEEN PORTION         BASE                         SUB-ADVISORY
        OF ASSETS AND      SUB-ADVISORY     PERFORMANCE      FEE PAID TO
        S&P 500 INDEX           FEE         ADJUSTMENT       MAINSTREAM
       -----------------------------------------------------------------
             +30               2.50%           +1.50%           4.00%
             +20               2.50%           +1.00%           3.50%
             +10               2.50%           +0.50%           3.00%
               0               2.50%            0.00%           2.50%
             -10               2.50%           -0.50%           2.00%
             -20               2.50%           -1.00%           1.50%
             -30               2.50%           -1.50%           1.00%
       =================================================================

The Alpha Opportunity  Fund's assets are reallocated  between Mainstream and the
Investment Manager on a monthly basis to an approximately equal allocation. This procedure ensures that the Investment  Manager cannot make allocation  decisions that favor the Investment Manager over Mainstream.

Mainstream is a limited  liability  company  controlled by its members,  William
Jenkins and William  Gernert.  Mainstream,  which focuses on providing  advisory services to high net worth  individuals  and  institutional  investors,  manages approximately  $176  million  in  assets as of  September  30,  2004.  The Alpha
Opportunity Fund is the first registered investment company managed (at least in part) by Mainstream.

The  Investment   Manager  has  entered  into  a  sub-advisory   agreement  with
OppenheimerFunds,  Inc., Two World Financial  Center,  255 Liberty  Street,  New
York,  NY 10281,  to provide  investment  advisory  services to the Global Fund.
Pursuant  to  this  agreement,   Oppenheimer   furnishes   investment  advisory,
statistical  and research  facilities,  supervises and arranges for the purchase and sale of securities on behalf of Global Fund and provides for the compilation and  maintenance of records  pertaining to such  investment  advisory  services, subject to the control and  supervision of the Fund's Board of Directors and the
Investment Manager.  For such services,  the Investment Manager pays Oppenheimer an annual fee equal to a percentage  of the average  daily  closing value of the combined net assets of Global Fund and another  Fund  managed by the  Investment
Manager, SBL Fund, Series D, computed on a daily basis as follows:  0.35% of the combined average daily net assets up to $300 million,  plus 0.30% of such assets over $300 million up to $750 million and 0.25% of such assets over $750 million.

Oppenheimer is owned by Oppenheimer Acquisition Corp., a holding company that is owned  in  part  by  senior  officers  of  OppenheimerFunds  and  controlled  by
Massachusetts  Mutual Life  Insurance  Company.  Oppenheimer  has operated as an investment advisor since 1960. In addition, Oppenheimer and its subsidiaries and controlled  affiliates  managed  more than $170 billion in assets as of December
31, 2004, including other Oppenheimer funds with more than 7 million shareholder accounts.

The  Investment  Manager  has  entered  into a  sub-advisory  agreement  with RS
Investment Management, L.P., 388 Market Street, San Francisco,  California 94111
to provide  investment  advisory services to the Small Cap Growth Fund. For such services, the Investment Manager pays RS Investments, an annual fee based on the combined average net assets of Small Cap Growth Fund and another fund managed by the Investment Manager, SBL Fund, Series X, for which the Investment Manager has engaged RS Investments to provide advisory  services.  The fee is equal to 0.55%
of the  combined  average  net  assets  of $100  million  or less;  0.50% of the combined  average  net  assets  of more  than  $100  million  but less than $400 million; and 0.45% of the combined average net assets of more than $400 million.

The Investment Manager has retained Northern Trust Investments, N.A. ("NTI"), 50
LaSalle Street, Chicago, Illinois 60675, to provide investment advisory services to Enhanced  Index Fund.  Pursuant to the  agreement,  NTI furnishes  investment advisory,  statistical and research facilities,  supervises and arranges for the purchase  and sale of  securities  on  behalf of the Fund and  provides  for the compilation  and maintenance of records  pertaining to such investment  advisory services,  subject  to the  control  and  supervision  of the  Fund's  Board  of
Directors  and the  Investment  Manager.  For the services  provided to Enhanced
Index Fund, the Investment  Manager pays NTI an annual fee equal to a percentage of the average daily closing value of the combined net assets of Enhanced  Index
Fund and another fund managed by the  Investment  Manager,  SBL Fund,  Series H, computed on a daily basis as follows:  0.20% of the combined  average  daily net assets of $100  million or less;  and 0.15% of the  combined  average  daily net assets of more than $100  million but less than $300  million;  and 0.13% of the combined average daily net assets of more than $300 million.

NTI is a  wholly-owned  subsidiary  of The  Northern  Trust  Company  ("Northern
Trust") and primarily manages assets for defined contribution and benefit plans, investment  companies  and other  institutional  investors.  As of September 30,
2004, NTI had approximately $222 billion under management.

The Sub-Advisory Agreement with each respective Sub-Adviser has been approved by the Board of Directors with respect to each Fund. In determining  whether it was appropriate  to  approve  the  Agreements,  the  Board  of  Directors  requested information,  provided  by  the  Investment  Manager,  that  it  believed  to be reasonably  necessary to reach its conclusion.  The Board of Directors carefully evaluated this  information and was advised by legal counsel with respect to its deliberations.  Based on its review of the  information  requested and provided, the Board of Directors  determined that each of the  Sub-Advisory  Agreements is consistent  with the best  interests  of each Fund to which it  applies  and its shareholders,  and enables each Fund to receive high quality  services at a cost that is  appropriate,  reasonable,  and in the best  interests  of the Funds and their  shareholders.  The Board of Directors  made these  determinations  on the basis of the following considerations, among others:

1.  The fees  payable  to each  Sub-Adviser  under its  respective  Sub-Advisory
    Agreement  are fair and  reasonable in light of the services to be provided, the  anticipated  costs  of these  services,  and the  comparability  of the proposed  fee to fees  paid by  comparable  mutual  funds or other  types of investment vehicles;

2.  The nature,  quality and extent of the investment advisory services expected to be provided by each Sub-Adviser;

3.  The investment performance of the Funds;

4.  Comparison  of each Fund's  expense  ratios and those of similarly  situated mutual funds;

5.  Any fall-out  benefits,  or indirect  profits to each  Sub-Adviser  from its relationship to the Fund (i.e., soft dollars);

6.  With regard to Alpha  Opportunity  Fund, the amount of the sub-advisory fee, including the performance fee component,  assuming  hypothetical  investment performance  of the  Class A shares of Alpha  Opportunity  Fund that was 15%
    above, 15% below and the same as the investment record of the S&P 500 Index;
    and

7.  The  fairness  and  reasonableness  of the  sub-advisory  fees  payable with respect to the Alpha  Opportunity  Fund in light of the nature,  quality and extent of the investment services expected to be provided by Mainstream, the active  management  style to be used with  respect to the active  management component of the Fund, the anticipated costs associated with providing these services,  the  unique  nature of the  investment  being  offered  through a registered  investment  company,  the comparability of the fees paid to fees paid by  other  pooled  investment  vehicles  or  accounts  with  comparable investment objectives and strategies, the historic performance of investment vehicles or accounts managed by Mainstream utilizing  comparable  investment strategies,  the  potential  to achieve  absolute  positive  returns  during adverse market conditions while maintaining  significant  exposure to market upside  potential,  and  Mainstream's  willingness  to  align  its  economic interests  via the  performance  adjustment  with those of  investors in the
    Fund.

Accordingly,  in light of the  above  considerations  and such  other  facts and information it considered relevant,  the Board of Directors unanimously approved the Sub-Advisory  Agreement  between the Investment  Manager and each respective
Sub-Adviser.

During the fiscal years ended September 30, 2004,  2003, and 2002 the Funds paid the following amounts to the Sub-Advisers for their services:

      ===================================================================
                                          SUB-ADVISORY      SUB-ADVISORY
                                          FEES PAID TO     FEES WAIVED BY
               FUND              YEAR      SUB-ADVISER      SUB-ADVISER
      -------------------------------------------------------------------
      Large Cap Value Fund       2004       $ 98,886          $65,660
                                 2003         78,612           47,265
                                 2002         92,212           30,152
      -------------------------------------------------------------------
      Alpha Opportunity Fund     2004        145,758                0
                                 2003         20,153                0
      -------------------------------------------------------------------
      Global Fund                2004        375,423                0
                                 2003        238,010                0
                                 2002        286,175                0
      -------------------------------------------------------------------
      Small Cap Growth Fund      2004        163,794                0
                                 2003        109,138                0
                                 2002        117,345                0
      -------------------------------------------------------------------
      Enhanced Index Fund        2004         32,240                0
                                 2003         47,542                0
                                 2002         78,746                0
      ===================================================================

CODE OF ETHICS

The Funds, the Investment Manager and the Distributor each has adopted a written code of ethics (the "Code of Ethics")  which  governs  the  personal  securities transactions  of "access  persons"  of the Funds.  Access  persons may invest in securities,  including  securities  that may be  purchased or held by the Funds;
provided  that  they  obtain  prior  clearance  before  engaging  in  securities transactions,  or engage  only in  transactions  that do not  exceed  certain de minimis  amounts  as set forth in the Code of  Ethics.  Access  persons  include officers and directors of the Funds and  Investment  Manager and employees  that participate  in,  or  obtain  information  regarding,  the  purchase  or sale of
securities   by  the  Funds  or  whose  job   relates   to  the  making  of  any
recommendations with respect to such purchases or sales. All access persons must report their personal securities transactions within ten days of the end of each calendar quarter.

Access persons will not be permitted to effect  transactions in a security above certain de minimis  amounts if it: (a) is being  considered for purchase or sale by the  Funds;  or (b) is  being  purchased  or  sold  by the  Funds.  Portfolio managers,  research  analysts and traders are also prohibited from purchasing or selling a security  within seven calendar days before or after a Fund that he or she manages trades in that security (the "blackout  period").  The exception for de minimis  transactions  is not  available  to such access  persons  during the blackout period. Any material violation of the Code of Ethics is reported to the
Board of the Funds.  The Board also  reviews the  administration  of the Code of
Ethics on an annual basis.  In addition,  each  Sub-Adviser  has adopted its own code of ethics to which the personal  securities  transactions  of its portfolio managers and other access  persons are subject.  The Code of Ethics is on public file with the SEC and is available from the Commission.

PROXY VOTING

The Board of Directors of each Fund has delegated to the Investment  Manager and each Sub-Adviser,  with respect to the Funds that receive investment advice from a Sub-Adviser,  the final authority and  responsibility  for voting proxies with respect to each Fund's underlying securities holdings.

With  respect  to the  Funds  that the  Investment  Manager  advises  without  a
Sub-Adviser,  the  Investment  Manager has adopted  proxy  voting  policies  and procedures to govern the voting of proxies.

The Investment  Manager's  Proxy Voting  Policies and Procedures are designed to ensure  that  proxies are voted in the best  interests  of the  applicable  Fund client.

The  Investment  Manager has adopted  Proxy Voting  Guidelines  which it uses in voting  specific  proposals.  However,  the vote entered on a Fund's behalf with respect to a particular  proposal may differ from the Proxy Voting Guidelines if it is determined to be in the best interest of the Fund. In addition, the manner in which  specific  proposals  are to be voted may  differ  based on the type of
Fund. For example, a specific proposal may be considered on a case-by-case basis for the Social Awareness Fund, while all other Funds may always vote in favor of the proposal.  The Proxy Voting  Guidelines cannot provide an exhaustive list of all the issues that may arise,  nor can the  Investment  Manager  anticipate all future  situations.  The  Guidelines  cover such agenda items as the election of directors,  ratification  of auditors,  management  and  director  compensation, anti-takeover  mechanisms,  mergers and corporate restructuring,  and social and corporate policy issues.

The Investment Manager has delegated to an independent third party (the "Service
Provider"),  the responsibility to review proxy proposals and to vote proxies in a manner  consistent  with the Proxy  Voting  Guidelines.  The Service  Provider notifies the Investment  Manager of all proxy  proposals that do not fall within the Proxy Voting Guidelines  (i.e.,  proposals which are either not addressed in the Proxy Voting  Guidelines or proposals for which the  Investment  Manager has indicated  that a  decision  will  be  made  on a  case-by-case  basis)  and the
Investment  Manager  then  directs  the  Service  Provider  how to  vote on that particular proposal.

The Investment  Manager may  occasionally be subject to conflicts of interest in the  voting of  proxies.  Accordingly  it has  adopted  procedures  to  identify potential  conflicts and to ensure that the vote made is in the best interest of the Fund and is not a result of the conflict.

Proxy  materials  from an  issuer or its  information  agent  are  forwarded  to registered owners of record, typically the Fund's custodian bank. The Investment
Manager may be unable to vote or may  determine not to vote a proxy on behalf of one or more Funds. For example,  the Investment  Manager will generally  abstain from voting a proxy in  circumstances  where, in its judgment,  the costs exceed the expected benefits to the Fund.

Pursuant to such procedures,  the Investment Manager may resolve a conflict in a variety  of  ways,  including  the  following:  voting  in  accordance  with its established voting  guidelines;  voting in accordance with the recommendation of an independent fiduciary appointed for that purpose; or abstaining.  Ultimately, if the Investment  Manager  cannot resolve a conflict of interest,  it will seek guidance from the board of directors of the relevant Fund.

With respect to the Large Cap Value Fund, its Sub-Adviser, Dreyfus, an affiliate of Mellon, participates in Mellon's Proxy Policy Committee ("MPPC"), and applies
Mellon's proxy voting policies when voting proxies.  To avoid material conflicts of interests,  Dreyfus,  through its participation in the MPPC applies detailed, predetermined  written proxy voting  guidelines (the "Voting  Guidelines") in an objective and consistent  manner across client  accounts,  based on internal and external  research and  recommendations  provided by a third party  vendor,  and without  consideration of any client  relationship  factors.  Further,  the MPPC engages a third  party as an  independent  fiduciary  to vote the proxies of the
Fund. All proxies received by the Fund are reviewed,  categorized,  analyzed and voted in accordance  with the Voting  Guidelines.  Items that can be categorized under  the  Voting  Guidelines  are  voted in  accordance  with  any  applicable guidelines  or referred to the MPPC,  if the  applicable  guidelines so require.
Proposals that cannot be categorized under the Voting Guidelines are referred to the MPPC for discussion and vote. Additionally, the MPPC reviews proposals where it has identified a particular company,  industry or issue for special scrutiny.
When  evaluating  proposals,  the  MPPC  recognizes  that  the  management  of a publicly-held  company may need protection  from the market's  frequent focus on short-term  considerations,  so as to be able to  concentrate  on such long-term goals as productivity and development of competitive  products and services.  In addition,  the MPPC generally  supports proposals designed to provide management with  short-term  insulation  from  outside  influences  so as to enable them to bargain  effectively  with  potential  suitors to the extent such  proposals are discrete  and not  bundled  with  other  proposals.  The  MPPC  believes  that a shareholder's  role in the  governance of a  publicly-held  company is generally limited to monitoring  the  performance  of the company and its  management  and voting on matters which properly come to a shareholder vote.  However,  the MPPC
generally  opposes  proposals  designed  to  insulate  an  issuer's   management
unnecessarily  from the wishes of a majority of shareholders.  Accordingly,  the
MPPC  generally  votes in  accordance  with  management  on issues that the MPPC believes  neither  unduly limit the rights and  privileges of  shareholders  nor
adversely   affect  the  value  of  the  investment.   On  questions  of  social
responsibility  where economic  performance  does not appear to be an issue, the
MPPC  attempts  to ensure  that  management  reasonably  responds  to the social issues. In evaluating  proposals  regarding incentive plans and restricted stock plans, the MPPC typically employs a shareholder value transfer model. This model seeks to assess the amount of  shareholder  equity flowing out of the company to executives as options are exercised. After determining the cost of the plan, the
MPPC  evaluates  whether  the cost is  reasonable  based on a number of factors, including industry  classification and historical performance  information.  The
MPPC  generally  votes  against  proposals  that  permit  or are  silent  on the repricing or  replacement of stock options  without  shareholder  approval.  The systematic  application  of the Voting  Guidelines  and the use of a third party voting service generally  prevents conflicts of interest between Dreyfus and the
Large Cap Value Fund from occurring.  If, however, a conflict remained,  Dreyfus would seek guidance from the board of the Fund.

With respect to the portion of the Alpha  Opportunity  Fund that it sub-advises,
Mainstream has retained Investor Responsibility Research Center ("IRRC") to vote proxies.  IRRC follows voting  policies  prescribed by Mainstream to ensure that proxies  are  voted in the best  interests  of the  Fund's  shareholders.  Under
Mainstream's  guidelines,  IRRC generally will vote in accordance with corporate management's  recommendations on matters such as uncontested  directors nominees unless the company has adopted a classified board structure,  changing corporate
names,   approve   financial   statements  and  similar  matters,   and  against
management's recommendations on matters such as proposals which would reduce the
rights  or  options  of   shareholders,   reduce  the  value  of   shareholders'
investments,  poison pills or provisions  requiring  super-majority  approval of mergers and other matters that are designed to limit the ability of shareholders to approve  merger  transactions.  When a vote is required on a subject  that is outside the  prescribed  guidelines,  IRRC  requests that  Mainstream  votes the proxy.  Mainstream's research analyst, in conjunction with the portfolio manager of the portion of the Fund that Mainstream sub-advises,  then decide how to best vote the proxy in the best  interest of the Fund.  If conflicts of interests are discovered, Mainstream may, after careful consideration, refrain from voting the proxies.

With  respect to the Global  Fund,  Oppenheimer  has  established  proxy  voting guidelines  and  policies.  The proxy voting  guidelines  include  provisions to address  conflicts  of  interest  that may arise  between  the  Global  Fund and
Oppenheimer   or  its   affiliates.   Oppenheimer   generally   votes  with  the
recommendation of management on routine matters, including election of directors nominated by  management  and  ratification  of auditors,  unless  circumstances dictate otherwise.  Oppenheimer  generally opposes  anti-takeover  proposals and supports elimination of anti-takeover  proposals,  absent unusual circumstances.
Oppenheimer  supports  shareholder  proposals  to reduce a  super-majority  vote requirement and Oppenheimer opposes management proposals to add a super-majority
vote  requirement.   Oppenheimer  opposes  proposals  to  classify  a  board  of directors.  (Oppenheimer  believes  that a  company  that has a  classified,  or staggered,  board is one in which  directors  are  typically  divided into three classes,  with each class  serving  three-year  terms;  each class's  reelection occurs in different  years.  In contrast,  all directors of an annually  elected board serve  one-year  terms and the entire board stands for election each year.
Oppenheimer believes that classified boards inappropriately limit the ability of shareholders to effect change in a board's  composition.)  Oppenheimer  supports proposals to eliminate cumulative voting.  (Oppenheimer believes that cumulative voting  permits a shareholder to cumulate all his or her votes for directors and apportion  these  votes  among  one,  a  few,  or  all  of  the  directors  on a multi-candidate  slate, and Oppenheimer believes that cumulative voting promotes special  interest  candidates  who  may  not  represent  the  interests  of  all shareholders.)  Oppenheimer  opposes  repricing  of stock  options.  Oppenheimer generally considers executive  compensation questions such as stock option plans and bonus plans to be ordinary business  activity,  and it analyzes stock option plans, paying particular  attention to their dilutive effect.  While Oppenheimer generally  supports  management  proposals,  it  opposes  compensation  plans it considers to be excessive.  To avoid conflicts of interests between  Oppenheimer and the Global Fund,  Oppenheimer has retained an unaffiliated third party proxy voting  service as its agent to vote proxies in accordance  with the  guidelines discussed above. The guidelines also contain  provisions to address conflicts of interests that nevertheless  could remain. If a conflict  remained,  Oppenheimer would seek guidance from the board of the Global Fund.

With respect to the Small Cap Growth Fund, RS Investments also has retained IRRC to vote  proxies for the  account of the Fund.  IRRC  prepares  analyses of most matters  submitted to a shareholder  vote. IRRC receives a daily electronic feed of the holdings of the Fund and monitors the holdings to ensure that all proxies are  received  and  voted,  and  handles  the  administrative  aspects of voting proxies. In addition,  RS Investments'  compliance department on a regular basis monitors  matters  presented for shareholder  votes and tracks the voting of the proxies.  RS Investments has adopted proxy voting  guidelines that set forth how it plans to vote on specific matters presented for shareholder vote. The guiding principle by which RS Investments  votes is to act in a manner  consistent  with the best interest of the Fund, without subrogating the Fund's interests to those of RS  Investments.  The voting  guidelines are designed to ensure that material conflicts of interest on the part of RS  Investments  or its  affiliates  do not affect  voting  decisions  on behalf  of the Fund.  In most  cases,  the  voting guidelines  state  specifically  whether proxies will be voted by RS Investments for or against a particular  type of proposal.  The indicated vote in the voting guidelines is the governing position on any matter specifically addressed by the voting  guidelines.  Because the voting  guidelines  have been  pre-established, voting of proxies in accordance with the voting  guidelines is intended to limit the  possibility  that any conflict of interest might  motivate RS  Investments'
voting decision with respect to a proposal. However, RS Investments is permitted to override the voting  guidelines (an "Override")  with respect to a particular shareholder  vote  when  it  believes  the  Override  to be in the  Fund's  best interest.  In addition,  there may be situations involving matters presented for shareholder  vote that are not governed by the voting  guidelines (any such vote being a "Special  Vote").  In  connection  with any Override or Special  Vote, a determination is made by RS Investments'  chief compliance officer whether there is any material  conflict of interest  between RS Investments,  on the one hand, and the relevant advisory clients, on the other, arising out of the provision of certain  services or products by RS  Investments  to the company on whose behalf proxies are being solicited,  personal shareholdings of RS Investments personnel in the company,  or any other relevant material  conflict of interest.  Any such determination must be reviewed by the chief operating officer of RS Investments.
Certain aspects of the  administration  of the voting policies are governed by a
Proxy Policy Committee  comprised of senior management  personnel and compliance personnel  at RS  Investments.  The Proxy  Policy  Committee  oversees the proxy voting process  generally and may be consulted in specific cases  concerning the voting of Proxies.

With respect to the Enhanced Index Fund,  NTI has adopted proxy voting  policies and procedures  (the "NTI Proxy Voting  Policy") to govern the voting of proxies on behalf of Enhanced  Index Fund.  The NTI Proxy  Voting  Policy is designed to ensure  that  shares  are  voted  in the  best  interests  of the  Fund  and its
shareholders.   Absent  special   circumstances,   NTI  exercises  proxy  voting
discretion  on  particular  types  of  proposals  in  accordance  with  specific guidelines  (the "NTI  Proxy  Guidelines")  set  forth in the NTI  Proxy  Voting
Policy. The NTI Proxy Guidelines address, for example, proposals to classify the board of  directors,  to  eliminate  cumulative  voting,  to limit  management's ability to alter the size of the board, to require  shareholder  ratification of poison pills, to require a supermajority  shareholder  vote for charter or bylaw amendments and mergers or other significant  business  combinations,  to provide for director and officer  indemnification and liability protection,  to increase the number of authorized  shares,  to create or abolish  preemptive  rights,  to approve  executive  and director  compensation  plans,  to limit  executive  and director  pay,  to opt  in or out of  state  takeover  statutes  and to  approve mergers,  acquisitions,  corporate  restructuring,  spin-offs,  assets  sales or liquidations.

NTI has delegated responsibility for the content, interpretation and application of the NTI Proxy  Guidelines  to the "NTI Proxy  Committee"  comprised of senior investment  and  compliance  officers  from  NTI  and  its  affiliates.  NTI has delegated to an independent  third party voting service (the "Service Form") the responsibility to review proxy proposals and to make voting  recommendations  to the NTI Proxy Committee in a manner  consistent  with the NTI Proxy  Guidelines.
The NTI Proxy  Committee may apply these NTI Proxy  Guidelines with a measure of flexibility.  Accordingly,  except as otherwise provided in the NTI Proxy Voting
Policy, the NTI Proxy Committee may vote proxies contrary to the recommendations of the Service Form if it determines  that such action is in the best  interests of the Fund. In exercising its discretion, the NTI Proxy Committee may take into account a variety of factors  relating to the matter  under  consideration,  the nature of the  proposal  and the company  involved.  As a result,  the NTI Proxy
Committee  may vote in one manner in the case of one  company and in a different manner in the case of  another  where,  for  example,  the past  history  of the company,  the  character and  integrity of its  management,  the role of outside directors,  and the  company's  record of producing  performance  for  investors justifies  a high  degree of  confidence  in the  company  and the effect of the proposal  on the value of the  investment.  Similarly,  poor  past  performance, uncertainties about management and future directions, and other factors may lead
the  NTI  Proxy  Committee  to  conclude  that  particular   proposals   present
unacceptable  investment  risks  and  should  not be  supported.  The NTI  Proxy
Committee  also  evaluates  proposals in context.  A particular  proposal may be acceptable  standing  alone,  but  objectionable  when  part of an  existing  or proposed  package,  such as where  the  effect  may be to  entrench  management.
Special  circumstances  may also justify  casting  different votes for different clients with respect to the same proxy vote. The NTI Proxy  Committee  documents the rationale for any proxy voted contrary to the recommendation of ISS.

NTI may  occasionally  be  subject to  conflicts  of  interest  in the voting of proxies  due to  business  or  personal  relationships  with  persons  having an interest in the outcome of certain votes. For example, NTI or its affiliates may provide trust, custody, investment management, brokerage,  underwriting, banking and  related  services  to  accounts  owned or  controlled  by  companies  whose management is soliciting proxies.  Occasionally,  NTI or its affiliates may also
have  business  or  personal   relationships  with  other  proponents  of  proxy
proposals, participants in proxy contests, corporate directors or candidates for directorships. NTI may also be required to vote proxies for securities issued by
Northern  Trust  or its  affiliates  or on  matters  in  which  NTI has a direct financial  interest.  NTI seeks to address such  conflicts  of interest  through various measures, including the establishment,  composition and authority of the
NTI Proxy  Committee  and the  retention  of the Service  Firm to perform  proxy review  and vote  recommendation  functions.  The NTI  Proxy  Committee  has the responsibility of determining whether a proxy vote involves a potential conflict of interest and how the conflict  should be  addressed in  conformance  with the
Proxy Voting Policy.  The NTI Proxy  Committee may resolve such conflicts in any of a variety of ways,  including the  following:  voting in accordance  with the vote  recommendation  of  the  Service  Firm;  voting  in  accordance  with  the recommendation of an independent  fiduciary  appointed for that purpose;  voting pursuant  to client  direction;  or by  voting  pursuant  to a  "mirror  voting"
arrangement  under which shares are voted in the same manner and  proportion  as shares over which NTI does not have voting  discretion.  The method  selected by the NTI Proxy Committee may vary depending upon the facts and  circumstances  of each situation.

NTI may choose not to vote proxies in certain situations or for certain clients.
This may occur,  for example,  in situations where the exercise of voting rights could  restrict  the ability to freely trade the security in question (as is the
case,  for  example,  in  certain  foreign   jurisdictions  known  as  "blocking
markets").

The Funds will be required to file new SEC Form N-PX,  with their complete proxy voting  records for the 12 months ended June 30th,  no later than August 31st of each year. Once filed, the Form will be available  without charge:  (1) from the
Funds, upon request by calling  1-800-888-2461;  and (2) on the SEC's website at
www.sec.gov.

DISTRIBUTOR

Security  Distributors,  Inc.  (the  "Distributor"),  a Kansas  corporation  and wholly-owned subsidiary of Security Benefit Corporation, serves as the principal underwriter  for  shares  of the  Security  Equity,  Large Cap Value and Mid Cap
Growth Funds pursuant to Distribution Agreements with the Funds. The Distributor acts in such capacity on a best-efforts  basis and offers shares of the Funds on a continuous  basis.  The  Distributor  also acts as principal  underwriter  for
Security Income Fund, Security Municipal Bond Fund and SBL Fund.

The  Distributor  receives  a maximum  commission  on sales of Class A shares of
5.75% and allows a maximum  discount of 5% from the offering price to authorized dealers on the Fund shares sold.  The discount is the same for all dealers,  but the  Distributor  at its  discretion  may  increase  the  discount  for specific periods.  Sales-persons  employed  by  dealers  may  also  be  licensed  to sell insurance with SBL.

For the fiscal years ended  September 30, 2002,  2003 and 2004, the  Distributor
(i) received gross underwriting commissions on Class A shares, (ii) retained net underwriting  commissions  on Class A  shares,  and  (iii)  received  contingent deferred  sales  charges  on  redemptions  of Class B and  Class C shares in the amounts set forth in the tables below.

===============================================================================
                                             GROSS UNDERWRITING COMMISSIONS
                                          -------------------------------------
                                           2002         2003             2004
-------------------------------------------------------------------------------
Large Cap Value Fund ..................   $ 23,287     $ 27,008        $ 28,912
Alpha Opportunity Fund ................        N/A        1,289(1)        7,998
Equity Fund ...........................    460,957      317,712         300,791
Global Fund ...........................     21,338       34,085          70,684
Social Awareness Fund .................     36,272       16,738          21,846
Mid Cap Value Fund ....................    238,897      130,183         286,463
Small Cap Growth Fund .................     27,273       20,831          41,925
Enhanced Index Fund ...................     17,379       23,421          22,055
Select 25 Fund ........................     41,542       27,221          25,189
Large Cap Growth Fund .................      5,503        8,078          13,514
Mid Cap Growth Fund ...................    107,724       82,044         156,634
-------------------------------------------------------------------------------
1 For the period July 7, 2003 (date of inception) to September 30, 2003.
===============================================================================

================================================================================
                                               NET UNDERWRITING COMMISSIONS
                                          --------------------------------------
                                           2002          2003            2004
--------------------------------------------------------------------------------
Large Cap Value Fund ..................   $    521      $ 3,049        $ 10,942
Alpha Opportunity Fund ................        N/A          412(1)        5,979
Equity Fund ...........................     15,021       (6,968)        (15,557)
Global Fund ...........................    (28,401)      10,823         (68,434)
Social Awareness Fund .................      5,459        2,823           7,142
Mid Cap Value Fund ....................     63,968       21,653          28,320
Small Cap Growth Fund .................      4,500        3,665          15,019
Enhanced Index Fund ...................      2,686        2,604           2,962
Select 25 Fund ........................      5,893        3,519           4,955
Large Cap Growth Fund .................        769        2,043         (32,086)
Mid Cap Growth Fund ...................     (4,899)       9,377         (43,298)
--------------------------------------------------------------------------------
1 For the period July 7, 2003 (date of inception) to September 30, 2003.
================================================================================

==============================================================================
                                              COMPENSATION ON REDEMPTIONS
                                          ------------------------------------
                                           2002         2003           2004
------------------------------------------------------------------------------
Large Cap Value Fund ..................   $  7,959     $ 9,519        $ 14,882
Alpha Opportunity Fund ................        N/A           0(1)           94
Equity Fund ...........................    167,598      83,719         106,676
Global Fund ...........................     31,750      19,937          34,626
Social Awareness Fund .................     25,973      16,891           8,380
Mid Cap Value Fund ....................     93,773      87,924          98,361
Small Cap Growth Fund .................     11,802       9,067          10,165
Enhanced Index Fund ...................     11,542       8,011           7,342
Select 25 Fund ........................     39,195      17,352          18,418
Large Cap Growth Fund .................     10,790       4,636           6,974
Mid Cap Growth Fund ...................     67,207      40,108          68,644
------------------------------------------------------------------------------
1 For the period July 7, 2003 (date of inception) to September 30, 2003.
==============================================================================

The Distributor, on behalf of the Funds, may act as a broker in the purchase and sale of  securities,  provided that any such  transactions  and any  commissions shall comply with  requirements of the 1940 Act and all rules and regulations of the SEC.  The  Distributor  has not  acted as a  broker,  and thus  received  no brokerage commissions.

Each Fund's Distribution  Agreement is renewable annually either by its Board of
Directors  or by the vote of a majority  of the Fund's  outstanding  securities, and,  in either  event,  by a majority  of the board who are not  parties to the contract or interested persons of any such party. The contract may be terminated by either party upon 60 days' written notice.

ALLOCATION OF PORTFOLIO BROKERAGE

Transactions in portfolio  securities shall be effected in such manner as deemed to be in the best  interests  of the  respective  Funds.  In reaching a judgment relative to the qualifications of a broker-dealer  ("broker") to obtain the best execution of a particular  transaction,  all relevant factors and  circumstances will be taken into account by the  Investment  Manager or relevant  Sub-Adviser, including the overall reasonableness of commissions paid to a broker, the firm's general execution and operational  capabilities,  its responsiveness  (which may include such things as the broker's  willingness  to commit  capital and whether the  broker's  representatives  are  accommodating),  and  its  reliability  and financial condition.  Subject to the foregoing considerations,  the execution of portfolio  transactions  may be  directed  to  brokers  who  furnish  investment
information  or  research  services  to  the  Investment   Manager  or  relevant
Sub-Adviser. Such investment information and research services include advice as to the value of  securities,  the  advisability  of investing in,  purchasing or selling securities, and the availability of securities and purchasers or sellers
of  securities,   and  furnishing   analyses  and  reports   concerning  issues,
industries,  securities,  economic  factors and trends,  portfolio  strategy and performance of accounts.  Such investment  information and research services may be furnished by brokers in many ways, including:  (1) on-line data base systems, the  equipment for which is provided by the broker,  that enable the  Investment
Manager to have real-time access to market  information,  including  quotations;
(2) economic research services, such as publications,  chart services and advice
from  economists  concerning  macroeconomic  information;   and  (3)  analytical
investment information concerning particular corporations.

In some cases, the computer and other equipment furnished by the broker may have additional  uses that are not related to the  investment  services  and research information.  In such cases, the Investment Manager or Sub-Adviser must allocate the value of the computer and other  equipment  into  research and  non-research categories.  Since that  portion  allocable  to  research  can be paid from Fund brokerage  commissions  rather  than  being  paid by the  Investment  Manager or
Sub-Adviser,  the  Investment  Manager or  Sub-Adviser  will have a conflict  of interest in making the allocation.  Finally, the investment services or research information provided to the Investment Manager or Sub-Adviser may be produced by parties other than the broker effecting the portfolio transaction.

If a  transaction  is  directed  to a broker  supplying  investment  services or research  information,  the transaction  charges (i.e., a commission or a charge that is deemed to be the equivalent of a commission)  paid for such  transaction may be in excess of the  transaction  charges  another broker would have charged for effecting that transaction  provided that the Investment Manager or relevant
Sub-Adviser shall have determined in good faith that the transaction charges are reasonable  in  relation  to the  value  of the  investment  information  or the
research  services   provided,   viewed  in  terms  of  either  that  particular
transaction  or the  overall  responsibilities  of  the  Investment  Manager  or relevant  Sub-Adviser  with  respect to all  accounts  as to which it  exercises investment  discretion.  The Investment Manager or relevant  Sub-Adviser may use all,  none,  or some of such  information  and services in providing  investment advisory  services to each of the mutual funds under its  management,  including the Funds.  Portfolio  transactions,  may also be placed with the Distributor or with a  Sub-Adviser's  affiliated  broker  (including  transactions in which the security is being underwritten by an affiliated broker) to the extent and in the manner permitted by applicable law.

The Funds may also buy securities from, or sell securities to, dealers acting as principals  or market  makers.  Except as noted below,  the  Investment  Manager generally  will not  purchase  investment  information  or research  services in connection with such principal transactions. The Investment Manager and relevant
Sub-Adviser,  however, may purchase investment  information or research services in connection with riskless principal transactions that are reported pursuant to certain NASD rules that ensure transparency as to security price and transaction charges,  or in connection with transactions in other markets having regulations that ensure comparable transparency of security prices and charges. In addition,
the  Investment  Manager  and  relevant   Sub-Adviser  may  purchase  investment
information or research  services in connection with investments in underwritten fixed price  offerings  consistent  with the so-called  "Papilsky"  rules of the
NASD.

Securities  held by the  Funds  may  also be held by other  investment  advisory clients of the Investment Manager and/or relevant  Sub-Adviser,  including other investment  companies.  In  addition,  SBL,  may  also  hold  some  of the  same securities as the Funds.  When  selecting  securities for purchase or sale for a
Fund, the Investment Manager and/or relevant Sub-Adviser may at the same time be purchasing  or  selling  the  same  securities  for one or  more  of such  other accounts. Subject to the Investment Manager's obligation to seek best execution, such purchases or sales may be executed  simultaneously  or "bunched." It is the policy of the  Investment  Manager not to favor one account over the other.  Any purchase or sale orders executed  simultaneously  (which may also include orders from SBL) are allocated at the average price and as nearly as  practicable  on a pro rata basis  (transaction  costs will also be shared on a pro rata  basis) in proportion to the amounts  desired to be purchased or sold by each  account.  In those instances where it is not practical to allocate purchase or sale orders on a pro  rata  basis,  then the  allocation  will be made on a  rotating  or other equitable  basis.  While  it is  conceivable  that  in  certain  instances  this procedure could  adversely  affect the price or number of shares involved in the
Fund's transaction,  it is believed that the procedure generally  contributes to better overall execution of the Fund's portfolio  transactions.  With respect to the allocation of initial public offerings ("IPO's"), the Investment Manager may determine not to purchase such  offerings for certain of its clients  (including investment  company  clients)  due to the  limited  number of  shares  typically available to the Investment Manager in an IPO.

The following  table sets forth the brokerage  fees paid by the Funds during the last three fiscal years and certain other information:

=========================================================================================
                                                   FUND
                                                 BROKERAGE     FUND TRANSACTIONS DIRECTED
                                                COMMISSIONS     TO AND COMMISSIONS PAID
                                                  PAID TO        TO BROKER-DEALERS WHO
                                 FUND TOTAL      SECURITY       ALSO PERFORMED SERVICES
                                  BROKERAGE    DISTRIBUTORS,   --------------------------
                                 COMMISSIONS     INC. THE                      BROKERAGE
            FUND          YEAR      PAID        UNDERWRITER    TRANSACTIONS   COMMISSIONS
-----------------------------------------------------------------------------------------
Security Large            2004   $169,064           $0         $ 11,996,706    $ 17,702
Cap Value Fund            2003    160,061            0                    0           0
                          2002     57,818            0            2,973,806       4,395
-----------------------------------------------------------------------------------------
Security Equity Fund  -   2004    208,024            0           28,107,347      42,439
Alpha Opportunity Fund    2003     37,094(1)         0                    0           0
-----------------------------------------------------------------------------------------
Security Equity Fund  -   2004    484,396            0           96,279,367     142,735
Equity Fund               2003    788,634            0          200,195,183     308,120
                          2002    729,778            0          138,735,540     307,170
-----------------------------------------------------------------------------------------
Security Equity Fund  -   2004    135,109            0            2,306,288       2,936
Global Fund               2003    155,122            0           17,492,348      44,752
                          2002    128,325                           722,153       3,866
-----------------------------------------------------------------------------------------
Security Equity Fund  -   2004     14,869            0            4,046,692       6,368
Social Awareness Fund     2003     17,148            0            4,446,586       6,781
                          2002      5,583            0              468,955         454
-----------------------------------------------------------------------------------------
Security Equity Fund  -   2004    787,819            0           61,747,913     167,993
Mid Cap Value Fund        2003    484,070            0           22,914,432      69,762
                          2002    438,263            0           27,807,722      74,165
-----------------------------------------------------------------------------------------
Security Equity Fund  -   2004    248,741            0            3,947,394      11,544
Small Cap Growth Fund     2003    251,827            0                    0           0
                          2002    206,015            0           10,170,610       5,416
-----------------------------------------------------------------------------------------
Security Equity Fund -    2004     19,378            0                    0           0
Enhanced Index Fund       2003     19,732            0                    0           0
                          2002     22,658            0                    0           0
-----------------------------------------------------------------------------------------
Security Equity Fund -    2004     55,769            0            4,770,292      10,500
Select 25 Fund            2003     35,860            0            7,536,781      12,315
                          2002     28,991            0            3,700,286       4,908
-----------------------------------------------------------------------------------------
Security Equity Fund -    2004     38,222            0           15,762,090      18,385
Large Cap Growth Fund     2003     41,420            0           18,126,357      28,026
                          2002     18,399            0            7,713,514      12,977
-----------------------------------------------------------------------------------------
Security Mid              2004    531,527            0           41,276,836     131,093
Cap Growth Fund           2003    476,077            0           25,336,357      84,058
                          2002    478,803            0           42,979,292     145,323
-----------------------------------------------------------------------------------------
1 For the period July 7, 2003 (date of inception) to September 30, 2003.
=========================================================================================

HOW NET ASSET VALUE IS DETERMINED

The per share NAV of each Fund is  determined by dividing the total value of its securities  and other assets,  less  liabilities,  by the total number of shares outstanding.  The public offering price for each Fund is its NAV per share plus, in the case of Class A shares, the applicable sales charge. The NAV and offering price are computed  once daily as of the close of regular  trading  hours on the
NYSE  (normally  3:00 p.m.  Central  time) on each day the  Exchange is open for trading, which is Monday through Friday, except for the following dates when the exchange is closed in observance  of federal  holidays:  New Year's Day,  Martin
Luther King, Jr. Day, President's Day, Good Friday,  Memorial Day,  Independence
Day, Labor Day, Thanksgiving Day and Christmas Day.

The offering  price  determined at the close of business on the NYSE on each day on which the Exchange is open will be  applicable to all orders for the purchase of Fund  shares  received  and  accepted  by the  dealer  prior to such close of business and  transmitted  to the Funds prior to the close of their business day
(normally 5:00 p.m. Central time unless the NYSE closes early).  Orders received and  accepted by the dealer  after the close of business of the NYSE or on a day when the NYSE is  closed  will be  filled  on the  basis of the  offering  price determined  as of the close of business of the NYSE on the next day on which the
NYSE is open. It is the responsibility of the dealer to promptly transmit orders to the Funds and to conform to the policies set forth above.

In  determining  NAV,  securities  listed  or traded  on a  national  securities exchange are valued on the basis of the last sale price.  Fund securities listed on the  NASDAQ  Stock  Market,  Inc.  ("Nasdaq")  will be valued  at the  Nasdaq official Closing Price, which may not necessarily represent the last sale price.
If there are no sales on a particular  day, then the securities  shall be valued at the last bid price.  All other  securities  for which market  quotations  are available are valued on the basis of the last current bid price.  If there is no bid price,  or if the bid price is deemed to be  unsatisfactory  by the Board of
Directors or the Investment Manager, then the securities shall be valued in good faith by such method as the Board of Directors  determines  will  reflect  their fair market value.

In addition,  if between the time trading ends on a particular  security and the close of trading on the NYSE,  events occur that materially  affect the value of the  security,  the Funds may value the security at its fair value as determined in good faith by the Investment  Manager under procedures  approved by the Board of Directors.  In such a case, the Fund's NAV will be subject to the judgment of the Investment Manager rather than being determined by the market.

Because  the  expenses  of  distribution  are borne by Class A shares  through a front-end  sales  charge  and by Class B and Class C shares  through  an ongoing distribution fee, the expenses attributable to each class of shares will differ, resulting  in  different  NAVs.  The NAV of  Class B and  Class  C  shares  will generally  be  lower  than  the  NAV  of  Class  A  shares  as a  result  of the distribution fee charged to Class B and Class C shares. It is expected, however, that the NAV per share will tend to  converge  immediately  after the payment of dividends  which  will  differ  in  amount  for  Class  A,  B  and C  shares  by approximately the amount of the different  distribution expenses attributable to
Class A, B and C shares.

HOW TO REDEEM SHARES

Shareholders  may turn in their shares  directly to the  Investment  Manager for redemption at NAV (which may be more or less than the investor's cost, depending upon the market value of the portfolio  securities  at the time of  redemption).
The redemption price in cash will be the NAV next determined after the time when such shares are tendered for redemption less any applicable  contingent deferred sales  charge  and in the case of Global  Fund  Class A shares,  any  applicable redemption charge.

Shares  will be redeemed on request of the  shareholder  in proper  order to the
Investment Manager, which serves as the Funds' transfer agent. A request is made in proper order by submitting the following items to the Investment Manager: (1)
a written request for redemption  signed by all registered owners exactly as the account is registered,  including  fiduciary  titles, if any, and specifying the account  number and the dollar amount or number of shares to be redeemed;  (2) a guarantee of all signatures on the written  request or on the share  certificate or accompanying  stock power; (3) any share  certificates  issued for any of the shares to be redeemed; and (4) any additional documents which may be required by the Investment  Manager for redemption by corporations  or other  organizations, executors, administrators, trustees, custodians or the like. Transfers of shares are subject to the same requirements.  A signature guarantee is not required for redemptions of $25,000 or less,  requested by and payable to all shareholders of record  for an  account,  to be sent to the  address of  record.  The  signature guarantee must be provided by an eligible guarantor institution, such as a bank, broker, credit union,  national securities exchange or savings association.  The
Investment Manager reserves the right to reject any signature guarantee pursuant to its written  procedures which may be revised in the future. To avoid delay in redemption  or  transfer,  shareholders  having  questions  should  contact  the
Investment Manager.

The Articles of  Incorporation of Security Equity Fund provide that the Board of
Directors, without the vote or consent of the shareholders,  may adopt a plan to redeem at NAV all shares in any  shareholder  account in which there has been no investment  (other than the  reinvestment  of income  dividends or capital gains distributions)  for the last six  months  and in which  there are fewer  than 25 shares  or such  fewer  number of  shares  as may be  specified  by the Board of
Directors.  Any plan of involuntary redemption adopted by the Board of Directors shall provide that the plan is in the economic best  interests of the Fund or is
necessary  to  reduce   disproportionately   burdensome  expenses  in  servicing
shareholder  accounts.  Such plan shall further  provide that prior notice of at least six months shall be given to a shareholder before involuntary  redemption, and that the  shareholder  will  have at least six  months  from the date of the notice to avoid  redemption  by  increasing  his or her  account to at least the minimum number of shares  established in the Articles of Incorporation,  or such fewer shares as are specified in the plan.

When  investing in the Funds,  shareholders  are  required to furnish  their tax identification  number  and  to  state  whether  or  not  they  are  subject  to withholding  for prior  underreporting,  certified under penalties of perjury as prescribed by the Internal  Revenue  Code.  To the extent  permitted by law, the redemption proceeds of shareholders who fail to furnish this information will be reduced by $50 to  reimburse  for the IRS penalty  imposed for failure to report the tax identification number on information reports.

Payment in cash of the amount due on redemption,  less any  applicable  deferred sales charge and/or redemption  charge,  for shares redeemed will be made within seven  days  after  tender,  except  that the  Funds  may  suspend  the right of redemption  during any period  when  trading on the NYSE is  restricted  or such
Exchange is closed for other than  weekends or  holidays,  or any  emergency  is deemed  to  exist  by the  SEC.  When a  redemption  request  is  received,  the redemption  proceeds are deposited into a redemption account  established by the
Distributor  and the  Distributor  sends a check  in the  amount  of  redemption proceeds  to the  shareholder.  The  Distributor  earns  interest on the amounts maintained  in  the  redemption  account.  Conversely,  the  Distributor  causes payments  to be made to the Funds in the case of  orders  for  purchase  of Fund shares before it actually receives federal funds.

In addition to the foregoing redemption  procedure,  the Funds repurchase shares from brokers at the price determined as of the close of business on the day such offer is confirmed. The Distributor has been authorized,  as agent, to make such repurchases  for the Funds'  account.  Dealers  may charge a  commission  on the repurchase of shares.

The repurchase or redemption of shares held in a  tax-qualified  retirement plan must be  effected  through the trustee of the plan and may result in adverse tax consequences. (See "Retirement Plans.")

At various times the Funds may be requested to redeem shares for which they have not yet received good payment. Accordingly, the Funds may delay the mailing of a redemption  check  until  such time as they have  assured  themselves  that good payment  (e.g.,  cash or certified  check on a U.S. bank) has been collected for the purchase of such shares.

The Funds intend to pay  redemption  proceeds in cash.  However,  under  unusual conditions  that make  payment in cash  unwise  (and for the  protection  of the remaining shareholders of the Funds), the Funds reserve the right to pay all, or part, of the redemption  proceeds in liquid securities with a market value equal to the redemption price  ("redemption in kind"). In the event a shareholder were to receive a redemption in kind of portfolio  securities of the Funds,  it would be the  responsibility  of the  shareholder  to dispose of the  securities.  The shareholder  would be at risk that the  value of the  securities  would  decline prior to their sale, that it would be difficult to sell the securities, and that brokerage fees could be incurred.

TELEPHONE  REDEMPTIONS  -- A  shareholder  may redeem  uncertificated  shares in amounts  up to  $25,000 by  telephone  request,  provided  the  shareholder  has completed the Telephone  Redemption  section of the  application  or a Telephone
Redemption form which may be obtained from the Investment Manager.  The proceeds of a telephone  redemption will be sent to the shareholder at his or her address as set forth in the application or in a subsequent written  authorization with a signature  guarantee.  Once  authorization  has been received by the  Investment
Manager, a shareholder may redeem shares by calling the Funds at (800) 888-2461, on  weekdays  (except  holidays)  between  the hours of 7:00 a.m.  and 6:00 p.m.
Central time.  Redemption  requests received by telephone after the close of the
NYSE  (normally  3:00 p.m.  Central  time) will be treated as if received on the next business day. Telephone  redemptions are not accepted for IRA and 403(b)(7)
accounts.  A shareholder  who authorizes  telephone  redemptions  authorizes the
Investment  Manager  to act  upon the  instructions  of any  person  identifying themselves  as the owner of the account or the owner's  broker.  The  Investment
Manager has established procedures to confirm that instructions  communicated by telephone  are  genuine  and may be liable for any losses due to  fraudulent  or unauthorized  instructions  if it  fails to  comply  with  its  procedures.  The
Investment  Manager's procedures require that any person requesting a redemption by  telephone  provide the  account  registration  and  number,  the owner's tax identification number, and the dollar amount or number of shares to be redeemed, and such instructions must be received on a recorded line. Neither the Fund, the
Investment Manager, nor the Distributor will be liable for any loss,  liability, cost  or  expense  arising  out of any  redemption  request  provided  that  the
Investment  Manager  complied  with its  procedures.  Thus,  a  shareholder  who authorizes telephone  redemptions may bear the risk of loss from a fraudulent or unauthorized  request.  The  telephone  redemption  privilege  may be changed or discontinued at any time by the Investment Manager or the Funds.

During periods of severe market or economic  conditions,  telephone  redemptions may be difficult to implement and  shareholders  should make redemptions by mail as described under "How to Redeem Shares."

REDEMPTION/EXCHANGE  CHARGE - GLOBAL  FUND - The  activities  of  investors  who engage in frequent,  short-term  trading of the Fund's shares may be detrimental to shareholders. As the Global Fund is particularly vulnerable to the activities of such investors, a redemption charge of 2% will be charged with respect to any
Class A shares of the Global Fund  redeemed or  exchanged  30 days or less after the date they were  acquired.  This  charge does not apply to (1) shares held in retirement  plans purchased from the Investment  Manager or an affiliate or that are  administered  by the  Investment  Manager or an affiliate,  such as 401(k),
403(b), 457, Keogh, SIMPLE IRA, SEP-IRA and money purchase pension accounts, (2)
shares  purchased  through  the  reinvestment  of  dividends  or  capital  gains distributions, or (3) redemptions in an amount less than $10,000.

For  convenience,  the  redemption  charge is referred  to as a charge,  but the overall  arrangement  in fact calls for payment in exchange for shares at 98% of net asset value. It thus is more accurately characterized as a reduced price for your shares than as a fee or charge.

The tax consequences of the redemption  charge are not entirely clear.  Although there is some authority to the effect that a fund would recognize taxable income in such circumstances, there is also authority, which the Global Fund intends to follow,  that a fund does not recognize income. It is possible that the Internal
Revenue  Service or other  taxing  authorities  might  successfully  contest the
Global  Fund's  tax  treatment  of this  arrangement  on this basis or for other reasons.

HOW TO EXCHANGE SHARES

Shareholders of the Funds may exchange their shares for shares of another of the
Funds  or  for  shares  of  certain  other  mutual  funds,   including  Security
Diversified Income, High Yield, and Municipal Bond Funds.  Shareholders who hold their shares in a tax-qualified  retirement plan may also exchange shares of the
Funds for shares of Security  Capital  Preservation  Fund,  but may not exchange into Security  Municipal Bond Fund.  Shareholders may also exchange their shares of the Funds for  shares of  Security  Cash Fund,  provided  that  exchanges  to
Security Cash Fund are not available to shareholders who have purchased  through the following custodial accounts of the Investment Manager:  403(b)(7) accounts,
SEP accounts and SIMPLE plans.  Exchanges may be made only in those states where shares of the fund into which an exchange is to be made are available for sale.

Class A, Class B and Class C shares of the Funds may be  exchanged  for Class A,
Class B and Class C shares,  respectively,  of another of the available funds or for shares of Security Cash Fund, a money market fund that offers a single class of shares.  No exchanges of Class C shares are allowed with a Fund that does not offer such Class of shares,  except  that a  shareholder  may  exchange  Class C shares for shares of Security Cash Fund.  Any  contingent  deferred sales charge applicable  to such  Class A,  Class B or Class C shares  will be  imposed  upon redemption and calculated from the date of the initial  purchase  without regard to the time such  shares  were held in  Security  Cash Fund.  Such  transactions generally have the same tax  consequences  as ordinary  sales and purchases.  No service fee is presently  imposed on such an exchange;  however,  any applicable redemption  charge  will be imposed on an exchange of Global Fund Class A shares held for 30 days or less. They are not tax-free exchanges.

Exchanges  are made  promptly  upon  receipt  of a properly  completed  Exchange
Authorization  form  and  (if  issued)  share  certificates  in good  order  for transfer. If the shareholder is a corporation,  partnership, agent, fiduciary or surviving joint owner, additional documentation of a customary nature, such as a stock power and  guaranteed  signature,  will be  required.  (See "How to Redeem
Shares.")

The exchange  privilege is not intended as a vehicle for short-term or excessive trading.  At the  discretion  of the  management  of the  Funds  upon  notice to shareholders, this privilege may be changed or discontinued at any time.

Before  exchanging  your  shares  for  shares  of  another  mutual  fund that is distributed by the  Distributor  and offered  through  another  prospectus,  you
should   request  the   prospectus  of  the  mutual  fund  into  which  you  are
contemplating  exchanging  your  shares  and review it  carefully,  as the other mutual fund may be subject to fees,  charges or expenses that are different from the shares that you are exchanging.

EXCHANGE BY TELEPHONE - To exchange shares by telephone, a shareholder must have completed  either  the  Telephone  Exchange  section  of  the  application  or a
Electronic Exchange Authorization form which may be obtained from the Investment
Manager.  Authorization  must be on file  with  the  Investment  Manager  before exchanges may be made by telephone.  Once authorization has been received by the
Investment  Manager,  a shareholder  may exchange shares by telephone by calling the Funds at (800) 888-2461,  on weekdays (except holidays) between the hours of
7:00 a.m. and 6:00 p.m. Central time. Exchange requests received after the close of the NYSE (normally 3:00 p.m.  Central time) will be treated as if received on the next  business  day.  Shares which are held in  certificate  form may not be exchanged by telephone.

The  telephone  exchange  privilege  is only  permitted  between  accounts  with identical  registrations.  The Investment Manager has established  procedures to confirm  that  instructions  communicated  by  telephone  are genuine and may be liable for any losses due to fraudulent or unauthorized instructions if it fails to comply with its procedures.  The Investment Manager's procedures require that any person requesting an exchange by telephone provide the account  registration and number, the tax identification number, the dollar amount or number of shares to be exchanged,  and the names of the Security  Funds from which and into which the exchange is to be made, and such instructions must be received on a recorded line.  Neither the Funds,  the Investment  Manager nor the  Distributor  will be liable for any loss,  liability,  cost or expense  arising  out of any  request, including any fraudulent  request provided the Investment  Manager complied with its procedures.  Thus, a shareholder who authorizes telephone exchanges may bear the risk of loss in the event of a  fraudulent  or  unauthorized  request.  This telephone  exchange  privilege may be changed or discontinued at any time at the discretion of the  management  of the Funds.  In  particular,  the Funds may set limits on the amount and  frequency of such  exchanges,  in general or as to any individual who abuses such privilege.

DIVIDENDS AND TAXES

It is each Fund's policy to pay  dividends  from net  investment  income as from time to time  declared by the Board of  Directors,  and to  distribute  realized capital  gains  (if any) in  excess  of any  capital  losses  and  capital  loss carryovers,  at least once a year. Because Class A shares of the Funds bear most of the costs of distribution of such shares through payment of a front-end sales charge,  while Class B and Class C shares of the Funds bear such costs through a higher  distribution fee,  expenses  attributable to Class B and Class C shares, generally,  will be higher  and as a result,  income  distributions  paid by the
Funds with  respect to Class B and Class C shares  generally  will be lower than those paid with respect to Class A shares. Because the value of a share is based directly on the amount of the net assets  rather than on the principle of supply and demand,  any  distribution of capital gains or payment of an income dividend will result in a decrease in the value of a share equal to the amount paid.  All such dividends and  distributions  are  automatically  reinvested on the payable date in shares of the Funds at NAV as of the record  date  (reduced by an amount equal to the amount of the  dividend  or  distribution),  unless the  Investment
Manager is previously notified in writing by the shareholder that such dividends or distributions are to be received in cash. A shareholder may request that such dividends  or  distributions  be directly  deposited to the  shareholder's  bank account.  A shareholder who elected not to reinvest  dividends or  distributions paid with  respect to Class A shares  may,  at any time within 30 days after the payment date, reinvest a dividend check without imposition of a sales charge.

The following  summarizes  certain federal income tax  considerations  generally affecting  the Funds and their  shareholders.  No  attempt  is made to present a detailed  explanation  of the tax treatment of the Funds or their  shareholders, and  the  discussion  here is not  intended  as a  substitute  for  careful  tax planning.  The  discussion  is based upon present  provisions  of the Code,  the regulations  promulgated  thereunder,  and  judicial and  administrative  ruling
authorities,   all  of  which  are  subject  to  change,  which  change  may  be retroactive.  Prospective  investors  should consult their own tax advisors with regard  to  the  federal  tax  consequences  of  the  purchase,  ownership,  and disposition of Fund shares,  as well as the tax  consequences  arising under the laws of any state, foreign country, or other taxing jurisdiction.

For federal income tax purposes, dividends paid by the Funds from net investment income may qualify for the corporate  stockholder's dividends received deduction to the extent the relevant Fund designates the amount distributed as a qualified dividend.  The aggregate  amount  designated  as a qualified  dividend by a Fund cannot  exceed the  aggregate  amount of  dividends  received  by such Fund from domestic  corporations  for the taxable year. The corporate  dividends  received deduction  will be limited if the shares with respect to which the dividends are received are treated as  debt-financed or are deemed to have been held less than
46 days. In addition, a corporate stockholder must hold Fund shares for at least
46 days to be eligible to claim the dividends received deduction.  All dividends from net  investment  income,  together with  distributions  of any realized net short-term  capital gains,  whether paid direct to the shareholder or reinvested in shares of the Funds, are taxable as ordinary income.

The  excess of net  long-term  capital  gains  over  short-term  capital  losses realized  and  distributed  by the  Funds  or  reinvested  in Fund  shares  will generally be taxable to  shareholders  as long-term gain. Net capital gains from assets held for one year or less will be taxed as ordinary income. Distributions will  be  subject  to  these  capital  gains  rates  regardless  of  how  long a shareholder  has held Fund  shares.  Advice as to the tax status of each  year's dividends  and  distributions  will be mailed  annually.  A  purchase  of shares shortly before payment of a dividend or distribution is disadvantageous  because the dividend or distribution to the purchaser has the effect of reducing the per share NAV of the  shares by the amount of the  dividends  or  distributions.  In addition,  all or a portion of such  dividends  or  distributions  (although  in effect a return of capital) may be taxable.

Current  tax law  generally  provides  for a  maximum  tax rate  for  individual taxpayers of 15% on long-term capital gains and on certain  qualifying  dividend income.  The rate  reductions do not apply to corporate  taxpayers or to foreign shareholders.  Each Fund will be able to separately  designate  distributions of any qualifying  long-term  capital gains or qualifying  dividends  earned by the
Fund that would be eligible for the lower maximum rate. A shareholder would also have  to  satisfy  a  more  than  60-day  holding  period  with  respect  to any distributions  of  qualifying  dividends  in order to obtain the  benefit of the lower rate.  Distributions  from income derived from interest on bonds and other debt  instruments  will not  generally  qualify  for the lower  rates.  Further, because many companies in which Funds invest do not pay significant dividends on their stock, the Funds may not derive significant amounts of qualifying dividend income that would be eligible for the lower rate on qualifying dividends.

Each Fund intends to qualify  annually and to elect to be treated as a regulated investment company under the Code. To qualify as a regulated investment company, each Fund must, among other things: (i) derive in each taxable year at least 90%
of its gross income from dividends,  interest,  payments with respect to certain securities  loans,  and  gains  from  the sale or other  disposition  of  stock, securities or foreign  currencies,  or other income  derived with respect to its business of  investing in such stock,  securities,  or  currencies  ("Qualifying
Income  Test");  (ii) diversify its holdings so that, at the end of each quarter of the taxable  year,  (a) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. Government  securities,  the securities of other regulated investment companies,  and other securities,  with such other securities of any one issuer limited for the purposes of this  calculation to an amount not greater  than 5% of the value of the Fund's  total  assets and 10% of the outstanding  voting securities of such issuer,  and (b) not more than 25% of the value of its total  assets is invested in the  securities  of any one issuer
(other than U.S.  Government  securities or the  securities  of other  regulated investment  companies),  or of two or more issuers  which the Fund  controls (as that  term is  defined  in the  relevant  provisions  of the Code) and which are determined to be engaged in the same or similar  trades or businesses or related trades  or  businesses;  and  (iii)  distribute  at least  90% of the sum of its investment company taxable income (which includes, among other items, dividends, interest,  and net  short-term  capital  gains in  excess  of any net  long-term capital losses) and its net tax-exempt interest each taxable year.

The Treasury  Department is authorized  to  promulgate  regulations  under which foreign  currency gains would constitute  qualifying  income for purposes of the
Qualifying  Income Test only if such gains are directly  related to investing in securities (or options and futures with respect to securities). To date, no such regulations have been issued.

Certain  requirements  relating  to the  qualification  of a Fund as a regulated investment  company  may limit the extent to which a Fund will be able to engage in certain investment practices, including transactions in futures contracts and other types of derivative securities  transactions.  In addition, if a Fund were unable to dispose of portfolio securities due to settlement problems relating to foreign  investments  or due to the holding of illiquid  securities,  the Fund's ability to qualify as a regulated investment company might be affected.

A Fund  qualifying  as a  regulated  investment  company  generally  will not be subject to U.S. federal income tax on its investment  company taxable income and net  capital  gains  (any  net  long-term  capital  gains in  excess  of the net short-term  capital losses),  if any, that it distributes to shareholders.  Each
Fund  intends to  distribute  to its  shareholders,  at least  annually,  all or substantially  all of its investment  company taxable income and any net capital gains.

Generally,  regulated  investment  companies,  like the  Fund,  must  distribute amounts  on a timely  basis in  accordance  with a  calendar  year  distribution requirement in order to avoid a nondeductible 4% excise tax. Generally, to avoid the tax, a regulated  investment  company must  distribute  during each calendar year,  (i) at least 98% of its  ordinary  income (not  taking  into  account any capital gains or losses) for the calendar year, (ii) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the 12-month  period  ending on October 31 of the calendar  year,  and (iii) all ordinary  income and capital gains for previous years that were not  distributed during such years. To avoid  application of the excise tax, each Fund intends to make its  distributions  in  accordance  with  the  calendar  year  distribution requirement.  A  distribution  is treated as paid on December 31 of the calendar year if it is declared  by a Fund in October,  November or December of that year to  shareholders of record on a date in such a month and paid by the Fund during
January of the  following  calendar  year.  Such  distributions  are  taxable to shareholders  in the  calendar  year in which the  distributions  are  declared, rather than the calendar year in which the distributions are received.

If, as a result of  exchange  controls  or other  foreign  laws or  restrictions regarding  repatriation  of capital,  a Fund was unable to  distribute an amount equal  to  substantially  all of  its  investment  company  taxable  income  (as determined for U.S. tax purposes) within applicable time periods, the Fund would not qualify for the favorable  federal income tax treatment  afforded  regulated investment companies,  or, even if it did so qualify, it might become liable for federal taxes on  undistributed  income.  In addition,  the ability of a Fund to obtain  timely  and  accurate  information  relating  to  its  investments  is a significant  factor in complying with the  requirements  applicable to regulated investment  companies in making tax-related  computations.  Thus, if a Fund were unable to obtain  accurate  information on a timely basis, it might be unable to qualify as a regulated  investment  company,  or its tax  computations  might be subject to revisions  (which could result in the  imposition of taxes,  interest and penalties).

Generally,  gain  or  loss  realized  upon  the  sale or  redemption  of  shares
(including  the  exchange of shares for shares of another  fund) will be capital gain or loss if the shares are capital assets in the  shareholder's  hands,  and will be taxable to  shareholders  as long-term  capital  gains if the shares had been held for more than one year at the time of sale or redemption.  Net capital gains on shares held for less than one year will be taxable to  shareholders  as ordinary income.  Investors should be aware that any loss realized upon the sale or  redemption  of  shares  held for six  months or less  will be  treated  as a long-term  capital loss to the extent of any  distribution of long-term  capital gain to the  shareholder  with  respect to such shares.  In  addition,  any loss realized on a sale or exchange  of shares will be  disallowed  to the extent the shares  disposed of are replaced  within a period of 61 days,  beginning 30 days before and ending 30 days after the date the  shares are  disposed  of,  such as pursuant to the reinvestment of dividends. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Under  certain  circumstances,  the sales charge  incurred in acquiring  Class A shares of the Funds may not be taken  into  account in  determining  the gain or loss on the disposition of those shares. This rule applies in circumstances when shares  of the Fund are  exchanged  within  90 days  after  the date  they  were purchased and new shares in a regulated  investment company are acquired without a sales  charge or at a reduced  sales  charge.  In that case,  the gain or loss recognized on the exchange will be determined by excluding from the tax basis of the shares  exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred the sales charge  initially.  Instead,  the portion of the sales charge  affected  by this rule  will be  treated  as an amount  paid for the new shares.

Each Series of Security  Equity Fund will be treated  separately in  determining the amounts of income and capital gains  distributions.  For this purpose,  each
Fund will reflect only the income and gains, net of losses of that Fund.

BACKUP  WITHHOLDING  - The Funds are  required by law to withhold 28% of taxable dividends and  distributions  to  shareholders  who do not furnish their correct taxpayer  identification  numbers,  or  are  otherwise  subject  to  the  backup withholding provisions of the Code.

PASSIVE FOREIGN INVESTMENT COMPANIES - Some of the Funds may invest in stocks of foreign  companies  that  are  classified  under  the  Code as  passive  foreign investment companies ("PFICs"). In general, a foreign company is classified as a
PFIC if at least one half of its assets  constitutes  investment-type  assets or
75% or more of its gross income is investment-type income. Under the PFIC rules, an  "excess  distribution"  received  with  respect  to PFIC stock is treated as having been  realized  ratably over a period during which the Fund held the PFIC stock.  The Fund  itself will be subject to tax on the  portion,  if any, of the excess  distribution  that is  allocated to the Fund's  holding  period in prior taxable  years (an  interest  factor will be added to the tax, as if the tax had actually  been  payable  in such  prior  taxable  years)  even  though  the Fund distributes  the  corresponding  income to  shareholders.  Excess  distributions include  any gain from the sale of PFIC stock as well as  certain  distributions from a PFIC. All excess distributions are taxable as ordinary income.

A Fund may be able to elect  alternative  tax  treatment  with  respect  to PFIC stock. Under an election that currently may be available, a Fund generally would be required to include in its gross  income its share of the  earnings of a PFIC on a current basis,  regardless of whether any  distributions  are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions,  would not apply. In addition,  another election may be  available  that would  involve  marking to market a Fund's PFIC stock at the end of each taxable year (and on certain other dates  prescribed in the Code), with the result that unrealized gains are treated as though they were realized. If this election were made, tax at the Fund level under the PFIC rules would  be  eliminated,  but  a  Fund  could,  in  limited  circumstances,  incur nondeductible  interest  charges.  A Fund's  intention to qualify  annually as a regulated investment company may limit the Fund's elections with respect to PFIC stock.

Because the  application of the PFIC rules may affect,  among other things,  the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject a Fund itself to tax on certain  income  from  PFIC  stock,  the  amount  that  must be  distributed  to shareholders,  and which will be taxed to  shareholders  as  ordinary  income or long-term capital gain, may be increased or decreased  substantially as compared to a fund that did not invest in PFIC stock.

OPTIONS,  FUTURES AND FORWARD  CONTRACTS AND SWAP AGREEMENTS - Certain  options, futures  contracts,  and  forward  contracts  in which a Fund may  invest may be
"Section 1256  contracts."  Gains or losses on Section 1256 contracts  generally are  considered  60%  long-term  and 40%  short-term  capital  gains or  losses;
however,  foreign  currency  gains or losses  arising from certain  Section 1256 contracts  may be  treated  as  ordinary  income  or loss.  Also,  Section  1256 contracts  held by a Fund at the end of each taxable year (and at certain  other times as prescribed pursuant to the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized.

Generally,  the  hedging  transactions  undertaken  by  a  Fund  may  result  in
"straddles" for U.S. federal income tax purposes.  The straddle rules may affect the  character  of gains (or losses)  realized by a Fund.  In  addition,  losses realized  by a Fund on  positions  that are part of a straddle  may be  deferred under the straddle  rules,  rather than being taken into account in  calculating the  taxable  income for the  taxable  year in which such  losses are  realized.
Because  only a few  regulations  implementing  the  straddle  rules  have  been promulgated,  the tax consequences of transactions in options,  futures, forward contracts,  swap  agreements  and other  financial  contracts  to a Fund are not entirely clear. The  transactions may increase the amount of short-term  capital gain realized by a Fund which is taxed as ordinary  income when  distributed  to shareholders.

A Fund may make one or more of the elections  available under the Code which are applicable  to  straddles.  If a Fund makes any of the  elections,  the  amount, character  and timing of the  recognition  of gains or losses from the  affected straddle  positions  will be determined  under rules that vary  according to the election(s)  made.  The rules  applicable  under  certain of the  elections  may operate to  accelerate  the  recognition  of gains or losses  from the  affected straddle positions.

Because  application  of the straddle rules may affect the character of gains or losses,  defer losses and/or  accelerate the recognition of gains or losses from the  affected  straddle  positions,  the  amount  which must be  distributed  to shareholders,  and which will be taxed to  shareholders  as  ordinary  income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

Because only a few regulations  regarding the treatment of swap agreements,  and related caps, floors and collars, have been implemented, the tax consequences of such  transactions  are not entirely clear. The Funds intend to account for such transactions  in a manner  deemed by them to be  appropriate,  but the  Internal
Revenue Service might not necessarily accept such treatment.  If it did not, the status of a Fund as a regulated investment company might be affected.

The requirements  applicable to a Fund's qualification as a regulated investment company  may  limit  the  extent  to  which a Fund  will be  able to  engage  in transactions in options, futures contracts,  forward contracts,  swap agreements and other financial contracts.

Under the  recently  enacted tax law,  certain  hedging  activities  may cause a dividend that would  otherwise be subject to the lower tax rate  applicable to a
"qualifying  dividend,"  to  instead be taxed as the rate of tax  applicable  to ordinary income.

MARKET  DISCOUNT - If a Fund purchases a debt security at a price lower than the stated  redemption  price  of such  debt  security,  the  excess  of the  stated
redemption price over the purchase amount is "market discount." If the amount of market  discount  is more than a de minimis  amount,  a portion  of such  market discount  must be included as ordinary  income (not capital gain) by the Fund in each taxable  year in which the Fund owns an interest in such debt  security and receives a principal payment on it. In particular,  the Fund will be required to allocate that principal payment first to a portion of the market discount on the debt security that has accrued but has not previously been includable in income.
In general,  the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously  taken into account) or (ii) the amount of the  principal  payment with respect to such period.  Generally,  market  discount  accrues on a daily basis for each day the debt  security is held by a Fund at a constant  rate over the time  remaining to the debt  security's  maturity  or, at the  election of the Fund,  at a constant yield to  maturity  which  takes into  account the  semi-annual  compounding  of interest.  Gain realized on the disposition of a market discount obligation must be  recognized as ordinary  interest  income (not capital gain) to the extent of the "accrued market discount."

ORIGINAL ISSUE DISCOUNT - Certain debt  securities  acquired by the Funds may be treated as debt  securities  that were  originally  issued at a  discount.  Very generally,  original  issue  discount is defined as the  difference  between the price  at  which a  security  was  issued  and its  stated  redemption  price at maturity.  Although  no cash  income on account  of such  discount  is  actually received by a Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore,  such  income  would  be  subject  to the  distribution  requirements applicable to regulated investment companies.

Some debt  securities  may be purchased by the Funds at a discount  that exceeds the original issue  discount on such debt  securities,  if any. This  additional discount represents market discount for federal income tax purposes (see above).

CONSTRUCTIVE  SALES - These rules may affect  timing and  character of gain if a
Fund  engages in  transactions  that reduce or  eliminate  its risk of loss with respect to  appreciated  financial  positions.  If the Fund enters into  certain transactions in property while holding  substantially  identical  property,  the
Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the  constructive  sale.  The character of gain from a constructive  sale would depend upon the Fund's holding period in the property.  Loss from a constructive  sale would be recognized when the property was subsequently disposed of, and its character would depend on the
Fund's holding period and the application of various loss deferral provisions of the Code.

FOREIGN  TAXATION  - Income  received  by a Fund from  sources  within a foreign country may be subject to  withholding  and other taxes imposed by that country.
Tax conventions  between certain  countries and the U.S. may reduce or eliminate such taxes.

The payment of such taxes will reduce the amount of dividends and  distributions paid to the Fund's  shareholders.  So long as a Fund  qualifies  as a  regulated investment company,  certain distribution  requirements are satisfied,  and more than 50% of such  Fund's  assets at the close of the  taxable  year  consists of securities of foreign  corporations,  the Fund may elect, subject to limitation, to pass through its foreign tax credits to its shareholders.

Furthermore,  the amount of the  foreign  tax credit  that is  available  may be limited to the extent that dividends from a foreign  corporation qualify for the lower tax rate on "qualifying dividends."

FOREIGN CURRENCY  TRANSACTIONS - Under the Code, gains or losses attributable to fluctuations  in  exchange  rates which  occur  between the time a Fund  accrues income or other receivables or accrues expenses or other liabilities denominated in a  foreign  currency  and  the  time  that  a  Fund  actually  collects  such receivables or pays such  liabilities,  generally are treated as ordinary income or ordinary loss. Similarly,  on disposition of debt securities denominated in a foreign  currency  and on  disposition  of certain  futures  contracts,  forward contracts and options, gains or losses attributable to fluctuations in the value of foreign  currency between the date of acquisition of the security or contract and the date of  disposition  also are treated as ordinary  gain or loss.  These gains or losses,  referred to under the Code as  "Section  988" gains or losses, may  increase  or decrease  the amount of a Fund's  investment  company  taxable income to be distributed to its shareholders as ordinary income.

REDEMPTION  CHARGE - For convenience,  the redemption charge is referred to as a charge,  but the overall  arrangement  in fact calls for payment in exchange for shares at 98% of net asset value. It thus is more accurately  characterized as a reduced price for your shares than as a fee or charge.

The tax consequences of the redemption  charge are not entirely clear.  Although there is some authority to the effect that a fund would recognize taxable income in such circumstances, there is also authority, which the Global Fund intends to follow,  that a fund does not recognize income. It is possible that the Internal
Revenue  Service or other  taxing  authorities  might  successfully  contest the
Global  Fund's  tax  treatment  of this  arrangement  on this basis or for other reasons.

NEW TAX LEGISLATION - Pursuant to recently passed tax  legislation,  a regulated investment company (a "RIC") such as the Fund that earns certain interest income that  would not be subject to U.S.  tax if earned by a foreign  person  directly will be permitted, to the extent of such income, to designate a dividend it pays as derived from such interest  income.  A foreign person who is a shareholder in the RIC  generally  will treat such a dividend as exempt from  gross-basis  U.S.
tax, as if the foreign person had earned the interest directly.

Similarly,  a RIC that earns an excess of net short-term  capital gains over net long-term  capital  losses,  which  excess  would not be subject to U.S.  tax if earned  by a foreign  person,  generally  may,  to the  extent  of such  excess, designate a dividend it pays asderived from such excess. A foreign person who is a  shareholder  in the RIC  generally  will treat such a dividend as exempt from gross-basis U.S. tax, as if the foreign person had realized the excess directly.

The new law also provides  that the estate of a foreign  decedent is exempt from
U.S.  estate tax on a transfer  of stock in the RIC in the  proportion  that the assets held by the RIC are debt  obligations,  deposits,  or other property that will generally be treated as situated outside the United States if held directly by the estate.

The new law generally applies to dividends with respect to taxable years of RICs beginning  after December 31, 2004 and before  January 1, 2008.  With respect to the treatment of a RIC for estate tax  purposes,  the new law applies to estates of decedents dying after December 31, 2004 and before January 1, 2008.

OTHER TAXES - The foregoing  discussion is general in nature and is not intended to provide an exhaustive  presentation of the tax consequences of investing in a
Fund.  Distributions may also be subject to additional state,  local and foreign taxes, depending on each shareholder's particular situation.  Depending upon the nature and extent of a Fund's contacts with a state or local  jurisdiction,  the
Fund may be subject to the tax laws of such jurisdiction if it is regarded under applicable  law as doing  business in, or as having  income  derived  from,  the jurisdiction.  Shareholders  are advised to consult  their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

ORGANIZATION

The  Articles  of  Incorporation  of each Fund  provide  for the  issuance of an indefinite  number of shares of common  stock in one or more  classes or series.
Security  Equity  Fund has  authorized  capital  stock of $0.25  par  value  and currently  issues its shares in eleven series,  Equity Fund,  Alpha  Opportunity
Fund,  Global Fund,  Social Awareness Fund, Mid Cap Value Fund, Small Cap Growth
Fund,  Enhanced Index Fund, Select 25 Fund and Large Cap Growth Fund. The shares of each series of Security Equity Fund represent a pro rata beneficial  interest in that Fund's net assets and in the earnings and profits or losses derived from the investment of such assets. Large Cap Value and Mid Cap Growth Funds have not issued shares in any additional  series at the present time. Large Cap Value and
Mid Cap Growth Funds each have  authorized  capital stock of $1.00 par value and
$0.50 par value, respectively.

Each of the Funds  currently  issues three  classes of shares which  participate proportionately  based on their relative NAVs in dividends and distributions and have equal voting, liquidation and other rights except that (i) expenses related to the  distribution of each class of shares or other expenses that the Board of
Directors may designate as class expenses from time to time, are borne solely by each class;  (ii) each class of shares has exclusive  voting rights with respect to any Distribution Plan adopted for that class;  (iii) each class has different exchange  privileges;  and (iv) each  class has a  different  designation.  When issued and paid for,  the shares  will be fully paid and  non-assessable  by the
Funds.  Shares may be exchanged as described under "How to Exchange Shares," but will have no other preference, conversion, exchange or preemptive rights. Shares
are   transferable,   redeemable  and  assignable  and  have  cumulative  voting privileges for the election of directors.

On certain matters, such as the election of directors,  all shares of the series of Security  Equity Fund,  Equity Fund,  Alpha  Opportunity  Fund,  Global Fund,
Social Awareness Fund, Mid Cap Value Fund, Small Cap Growth Fund, Enhanced Index
Fund,  Select 25 Fund and Large Cap Growth Fund, vote together,  with each share having one vote.  On other  matters  affecting a  particular  Fund,  such as the investment  advisory contract or the fundamental  policies,  only shares of that
Fund are  entitled  to vote,  and a majority  vote of the shares of that Fund is required for approval of the proposal.

The Funds do not generally hold annual meetings of  shareholders  and will do so only when required by law. Shareholders may remove directors from office by vote cast in person or by proxy at a meeting of shareholders.  Such a meeting will be called at the written request of 10% of the outstanding shares of Security Large
Cap Value Fund, Security Equity Fund or Security Mid Cap Growth Fund.

CUSTODIANS, TRANSFER AGENT AND DIVIDEND-PAYING AGENT

State Street Bank and Trust Company, 225 Franklin, Boston,  Massachusetts 02110,
currently acts as custodian for the portfolio securities of Large Cap Growth and
Global  Funds,  including  those held by foreign  banks and  foreign  securities depositories  which  qualify  as  eligible  foreign  custodians  under the rules adopted  by the SEC and that  portion of the  assets of Alpha  Opportunity  Fund managed by the Investment Manager.

UMB Bank,  N.A.,  928 Grand Avenue,  Kansas City,  Missouri  64106,  acts as the custodian  for the portfolio  securities  of Large Cap Value Fund,  Equity Fund,
Social Awareness Fund, Mid Cap Value Fund, Small Cap Growth Fund, Enhanced Index
Fund, Select 25 Fund and Mid Cap Growth Fund.

Banc of America  Securities,  LLC, 9 West 57th Street, New York, New York 10019,
also acts as custodian  for the  portfolio  securities  of that portion of Alpha
Opportunity Fund's assets managed by Mainstream, including those held by foreign banks and foreign  securities  depositories  which  qualify as eligible  foreign custodians under the rules adopted by the SEC.

Security Management Company, LLC acts as the transfer and dividend-paying  agent for each of the Funds.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Ernst & Young LLP, One Kansas City Place,  1200 Main Street,  Kansas
City, Missouri  64105-2143,  has been selected by each Fund's Board of Directors to serve as the Funds'  independent  registered  public  accounting firm, and as such, will perform the annual audit of the Funds' financial statements.

PERFORMANCE INFORMATION

The  Funds  may,  from  time  to  time,  include   performance   information  in
advertisements,  sales  literature  or reports to  shareholders  or  prospective investors.  Performance information in advertisements or sales literature may be expressed as average annual total return or aggregate total return.

The following  performance  information  reflects deduction of the maximum sales load. Fee waivers for the Social  Awareness,  Mid Cap Value and Small Cap Growth
Funds  reduced  Fund  expenses  and in the absence of such  waiver,  the average annual total return and aggregate total return would be reduced.

Quotations  of average  annual  total  return will be  expressed in terms of the average annual  compounded  rate of return of a  hypothetical  investment in the
Funds over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula:

                                P(1 + T)^n = ERV

(where P = a  hypothetical  initial  payment of $1,000,  T = the average  annual total return, n = the number of years, and ERV = the ending  redeemable value of a hypothetical  $1,000  payment made at the beginning of the period).  All total return  figures will reflect the deduction of the maximum  initial sales load of
5.75%  in the  case of  quotations  of  performance  of  Class A  shares  or the applicable  contingent  deferred  sales  charge  in the  case of  quotations  of performance  of Class B and  Class C  shares  and a  proportional  share of Fund expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.

For the 1-, 5- and  10-year  periods  (or since  inception,  if  shorter)  ended
September  30,  2004 the  average  annual  total  return  for each  Fund was the following:

================================================================================
                                                        1 YEAR
                                      ------------------------------------------
                                      CLASS A         CLASS B         CLASS C
--------------------------------------------------------------------------------
Large Cap Value Fund .............     5.58%           6.29%          10.29%
Equity Fund ......................     2.68%           3.13%           7.26%
Alpha Opportunity Fund ...........    14.70%          15.79%          19.79%
Global Fund ......................    12.43%          13.30%          17.35%
Social Awareness Fund ............    (1.00)%         (0.73)%          4.29%
Mid Cap Value Fund ...............    18.34%          19.63%          23.65%
Small Cap Growth Fund ............     6.24%           6.88%          10.94%
Enhanced Index Fund ..............     5.76%           6.49%          10.46%
Select 25 Fund ...................     1.30%           1.53%           5.52%
Large Cap Growth Fund ............    (1.68)%         (1.33)%          2.47%
Mid Cap Growth Fund ..............    (0.81)%         (0.56)%          3.59%
================================================================================

================================================================================
                                                       5 YEARS
                                     -------------------------------------------
                                      CLASS A         CLASS B         CLASS C
--------------------------------------------------------------------------------
Large Cap Value Fund .............    (4.65)%         (4.76)%         (4.30)%
Equity Fund ......................    (5.74)%         (5.82)%         (5.43)%
Alpha Opportunity Fund ...........    (1.01)%(2)      15.28%(2)       18.40%(2)
Global Fund ......................     4.84%           5.33%           5.22%
Social Awareness Fund ............    (5.34)%         (5.49)%         (5.10)%
Mid Cap Value Fund ...............    15.22%          15.33%          15.53%
Small Cap Growth Fund ............     1.14%           1.09%           1.54%
Enhanced Index Fund ..............    (3.75)          (3.77)%         (3.38)%
Select 25 Fund ...................    (6.91)%(1)      (6.92)%         (6.55)%
Large Cap Growth Fund ............   (12.57)%(1)     (12.52)%(1)     (12.05)%(1)
Mid Cap Growth Fund ..............     6.37%           6.37%           6.75%
--------------------------------------------------------------------------------
1  From May 1, 2000 (date of inception) to September 30, 2004.
2  From July 7,2003 (date of inception) to September 30, 2004.
================================================================================

================================================================================
                                                       10 YEARS
                                      ------------------------------------------
                                       CLASS A         CLASS B         CLASS C
--------------------------------------------------------------------------------
Large Cap Value Fund .............     4.76%           4.51%          -3.22%(4)
Equity Fund ......................     7.35%           7.14%          (5.22)%(4)
Alpha Opportunity Fund ...........       --              --              --
Global Fund ......................     8.53%           8.50%           6.30%(4)
Social Awareness Fund ............     2.75%(3)        2.52%(2)       (4.93)%(4)
Mid Cap Value Fund ...............    18.27%(3)       18.12%(3)       16.14%(4)
Small Cap Growth Fund ............     4.67%(1)        4.57%(1)        3.92%(4)
Enhanced Index Fund ..............    (3.25)%(4)      (3.01)%(4)      (2.97)%(4)
Select 25 Fund ...................    (5.26)%         (4.95)%         (4.90)%(4)
Large Cap Growth Fund ............       --              --              --
Mid Cap Growth Fund ..............    11.87%           9.83%           7.91%
--------------------------------------------------------------------------------
1  From October 15, 1997 (date of inception) to September 30, 2004.
2  From November 4, 1996 (date of inception) to September 30, 2004.
3  From May 1, 1997 (date of inception) to September 30, 2004.
4  From January 29, 1999 (date of inception) to September 30, 2004.
================================================================================

Quotations of aggregate total return will be calculated for any specified period pursuant to the following formula:

                                   ERV - P
                                   ------- = T
                                      P

(where P = a hypothetical  initial payment of $1,000, T = the total return,  and
ERV = the ending  redeemable value of a hypothetical  $1,000 payment made at the beginning of the period). All total return figures assume that all dividends and distributions  are  reinvested  when  paid.  The Funds  may,  from time to time, include  quotations of aggregate  total return that do not reflect  deduction of the sales load. The sales load, if reflected, would reduce the total return.

The  aggregate  total  return  on an  investment  for each  Fund  calculated  as described above was as indicated in the  accompanying  table.  Unless  otherwise noted,  the total return numbers are for the ten-year period ended September 30,
2004.

================================================================================
                                     CLASS A         CLASS B         CLASS C
--------------------------------------------------------------------------------
Large Cap Value Fund .............    59.24%          53.40%(1)      (16.93)(4)
Equity Fund ......................   103.18%          96.43%(4)      (26.24)%(4)
Alpha Opportunity Fund ...........    17.19%(6)       19.20%(6)       23.20%(6)
Global Fund ......................   126.62%         124.05%          41.39%(4)
Social Awareness Fund ............    23.99%(1)       21.72%(1)      (24.93)%(4)
Mid Cap Value Fund ...............   247.32%(2)      244.06%(2)      133.72%(4)
Small Cap Growth Fund ............    37.41%          36.53%(3)       24.39%(4)
Enhanced Index Fund ..............   (17.09)%(4)     (15.89)%(4)     (15.69)%(4)
Select 25 Fund ...................   (26.39)%(4)     (25.00)%(4)     (24.80)%(4)
Large Cap Growth Fund ............   (44.77)%(5)     (44.63)%(5)     (43.30)%(5)
Mid Cap Growth Fund ..............   206.85%         195.99%          53.97%(4)
--------------------------------------------------------------------------------
1  From November 1, 1996 (date of inception).
2  From May 1, 1997 (date of inception).
3  From October 15, 1997 (date of inception).
4  From January 29, 1999 (date of inception).
5  From May 1, 2000 (date of inception).
6  From July 7, 2003 (date of inception).
================================================================================

Quotations  of average  annual  total  return and  aggregate  total  return will reflect only the  performance of a  hypothetical  investment in the Funds during the particular time period shown.  Such quotations for the Funds will vary based on changes in market  conditions  and the level of the Funds'  expenses,  and no reported  performance  figure should be considered an indication of  performance which may be expected in the future.

The Funds may also quote after-tax  total returns and tax efficiency.  After-tax returns show the Funds'  annualized  after-tax total returns for the time period specified.  After-tax  returns  with  redemptions  show  the  Funds'  annualized after-tax  total  return for the time period  specified  plus the tax effects of selling your shares of the Funds at the end of the period.  To  determine  these figures,  all income,  short-term  capital  gain  distributions,  and  long-term capital  gain  distributions  are  assumed  to have  been  taxed  at the  actual historical  federal  maximum  tax rate.  Those  maximum tax rates are applied to distributions prior to reinvestment and the after-tax portion is assumed to have been reinvested in the Funds. State and local taxes are ignored.

Tax Efficiency is derived by dividing  after-tax returns by pretax returns.  The highest  possible  score would be 100%,  which would apply to a Fund that had no taxable distributions.  Because many interrelated factors affect tax efficiency, it is difficult to predict tax efficiency.

Actual after-tax  returns depend on a shareholder's tax situation and may differ from those advertised by the Funds.  After-tax  returns reflect past tax effects and are not predictive of future tax effects.

Quotations of average annual total return (after taxes on distributions) will be calculated pursuant to the following formula:

                                P(1+T)(n) =ATR(D)

Where P= hypothetical  initial payment of $1,000, T= average annual total return
(after taxes on distributions),  n= number of years,  ATR(D) = ending value of a hypothetical  $1,000  payment  made at the  beginning  of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year  periods (or  fractional  portion), after taxes on fund distributions but not after taxes on redemption.

Quotations  of average  annual total return  (after taxes on  distributions  and redemptions) will be calculated pursuant to the following formula:

                               P(1+T)(n) =ATR(DR)

Where P= hypothetical  initial payment of $1,000, T= average annual total return
(after taxes on  distributions  and redemptions,  n= number of years,  ATR(DR) =
ending value of a  hypothetical  $1,000 payment made at the beginning of the 1-,
5-,  or 10- year  periods  at the end of the 1-,  5-,  or  10-year  periods  (or fractional portion), after taxes on fund distributions and redemptions.

For the 1-, 5- and 10-year  periods  ended  September  30, 2004,  the  after-tax average annual total return for each Fund was the following:

================================================================================
1 YEAR                                                                 Class A
--------------------------------------------------------------------------------
Large Cap Value Fund
--------------------------------------------------------------------------------
After-tax return on distributions ...................................   5.50%
After-tax return on distributions and sale of fund shares............   3.62%
--------------------------------------------------------------------------------
Equity Fund
--------------------------------------------------------------------------------
After-tax return on distributions ...................................   2.63%
After-tax return on distributions and sale of fund shares............   1.74%
--------------------------------------------------------------------------------
Alpha Opportunity Fund
--------------------------------------------------------------------------------
After-tax return on distributions ...................................  12.82%
After-tax return on distributions and sale of fund shares............   9.63%
--------------------------------------------------------------------------------
Global Fund
--------------------------------------------------------------------------------
After-tax return on distributions ...................................  12.43%
After-tax return on distributions and sale of fund shares............   8.08%
--------------------------------------------------------------------------------
Social Awareness Fund
--------------------------------------------------------------------------------
After-tax return on distributions ...................................  -1.00%
After-tax return on distributions and sale of fund shares............  -0.65%
--------------------------------------------------------------------------------
Mid Cap Value Fund
--------------------------------------------------------------------------------
After-tax return on distributions ...................................  18.12%
After-tax return on distributions and sale of fund shares............  12.06%
--------------------------------------------------------------------------------
Small Cap Growth Fund
--------------------------------------------------------------------------------
After-tax return on distributions ...................................   6.24%
After-tax return on distributions and sale of fund shares............   4.06%
--------------------------------------------------------------------------------
Enhanced Index Fund
--------------------------------------------------------------------------------
After-tax return on distributions ...................................   5.76%
After-tax return on distributions and sale of fund shares............   3.74%
--------------------------------------------------------------------------------
Select 25 Fund
--------------------------------------------------------------------------------
After-tax return on distributions ...................................   1.30%
After-tax return on distributions and sale of fund shares............   0.84%
--------------------------------------------------------------------------------
Large Cap Growth Fund
--------------------------------------------------------------------------------
After-tax return on distributions ...................................  -1.68%
After-tax return on distributions and sale of fund shares............  -1.09%
--------------------------------------------------------------------------------
Mid Cap Growth Fund
--------------------------------------------------------------------------------
After-tax return on distributions ...................................  -1.65%
After-tax return on distributions and sale of fund shares............   0.93%
================================================================================

================================================================================
5 YEARS                                                                Class A
--------------------------------------------------------------------------------
Large Cap Value Fund
--------------------------------------------------------------------------------
After-tax return on distributions ...................................  -4.95%
After-tax return on distributions and sale of fund shares............  -4.04%
--------------------------------------------------------------------------------
Equity Fund
--------------------------------------------------------------------------------
After-tax return on distributions ...................................  -6.43%
After-tax return on distributions and sale of fund shares............  -4.84%
--------------------------------------------------------------------------------
Alpha Opportunity Fund
--------------------------------------------------------------------------------
After-tax return on distributions ...................................  12.19%(1)
After-tax return on distributions and sale of fund shares............  10.79%(1)
--------------------------------------------------------------------------------
Global Fund
--------------------------------------------------------------------------------
After-tax return on distributions ...................................   3.11%
After-tax return on distributions and sale of fund shares............   3.31%
--------------------------------------------------------------------------------
Social Awareness Fund
--------------------------------------------------------------------------------
After-tax return on distributions ...................................  -5.47%
After-tax return on distributions and sale of fund shares............  -4.47%
--------------------------------------------------------------------------------
Mid Cap Value Fund
--------------------------------------------------------------------------------
After-tax return on distributions ...................................  14.35%
After-tax return on distributions and sale of fund shares............  12.87%
--------------------------------------------------------------------------------
Small Cap Growth Fund
--------------------------------------------------------------------------------
After-tax return on distributions ...................................   0.59%
After-tax return on distributions and sale of fund shares............   0.78%
--------------------------------------------------------------------------------
Enhanced Index Fund
--------------------------------------------------------------------------------
After-tax return on distributions ...................................  -3.85%
After-tax return on distributions and sale of fund shares............  -3.19%
--------------------------------------------------------------------------------
Select 25 Fund
--------------------------------------------------------------------------------
After-tax return on distributions ...................................  -6.91%
After-tax return on distributions and sale of fund shares............  -5.73%
--------------------------------------------------------------------------------
Large Cap Growth Fund
--------------------------------------------------------------------------------
After-tax return on distributions ...................................  12.57%(2)
After-tax return on distributions and sale of fund shares............  10.27%(2)
--------------------------------------------------------------------------------
Mid Cap Growth Fund
--------------------------------------------------------------------------------
After-tax return on distributions ...................................   5.36%
After-tax return on distributions and sale of fund shares............   5.03%
--------------------------------------------------------------------------------
1  From July 7, 2003 (date of inception) to September 30, 2004.
2  From May 1, 2000 (date of inception) to September 30, 2004.
================================================================================

================================================================================
10 YEARS                                                               Class A
--------------------------------------------------------------------------------
Large Cap Value Fund
--------------------------------------------------------------------------------
After-tax return on distributions ...................................   2.60%
After-tax return on distributions and sale of fund shares............   3.07%
--------------------------------------------------------------------------------
Equity Fund
--------------------------------------------------------------------------------
After-tax return on distributions ...................................   5.77%
After-tax return on distributions and sale of fund shares............   5.80%
--------------------------------------------------------------------------------
Global Fund
--------------------------------------------------------------------------------
After-tax return on distributions ...................................   6.52%
After-tax return on distributions and sale of fund shares............   6.31%
--------------------------------------------------------------------------------
Social Awareness Fund
--------------------------------------------------------------------------------
After-tax return on distributions ...................................   2.61%(1)
After-tax return on distributions and sale of fund shares............   2.35%(1)
--------------------------------------------------------------------------------
Mid Cap Value Fund
--------------------------------------------------------------------------------
After-tax return on distributions ...................................  17.48%(2)
After-tax return on distributions and sale of fund shares............  15.94%(2)
--------------------------------------------------------------------------------
Small Cap Growth Fund
--------------------------------------------------------------------------------
After-tax return on distributions ...................................   4.26%(3)
After-tax return on distributions and sale of fund shares............   3.90%(3)
--------------------------------------------------------------------------------
Enhanced Index Fund
--------------------------------------------------------------------------------
After-tax return on distributions ...................................  -3.34%(4)
After-tax return on distributions and sale of fund shares............  -2.76%(4)
--------------------------------------------------------------------------------
Select 25 Fund
--------------------------------------------------------------------------------
After-tax return on distributions ...................................  -5.26%(4)
After-tax return on distributions and sale of fund shares............  -4.38%(4)
--------------------------------------------------------------------------------
Large Cap Growth Fund
--------------------------------------------------------------------------------
After-tax return on distributions ...................................     --
After-tax return on distributions and sale of fund shares............     --
--------------------------------------------------------------------------------
Mid Cap Growth Fund
--------------------------------------------------------------------------------
After-tax return on distributions ...................................  10.24%
After-tax return on distributions and sale of fund shares............   9.75%
--------------------------------------------------------------------------------
1  From November 1, 1996 (date of inception) to September 30, 2004.
2  From May 1, 1997 (date of inception) to September 30, 2004.
3  From October 15, 1997 (date of inception) to September 30, 2004.
4  From January 29, 1999 (date of inception) to September 30, 3004.
================================================================================

Quotations  of yield,  tax-equivalent  yield,  average  annual  total return and aggregate  total  return will  reflect only the  performance  of a  hypothetical investment  during the particular  time period shown.  Such quotations will vary based on changes in market conditions and the level of the Fund's expenses,  and no reported performance figure should be considered an indication of performance which may be expected in the future.

RETIREMENT PLANS

Security  Financial  Resources,  Inc., an affiliate of the  Investment  Manager, offers  tax-qualified  retirement plans for individuals  (Individual  Retirement
Accounts,   known  as  IRAs),   several  prototype   retirement  plans  for  the
self-employed (Keogh plans),  pension and profit-sharing plans for corporations, and  custodial  account  plans  for  employees  of  public  school  systems  and organizations  meeting the  requirements  of Section  501(c)(3)  of the Internal
Revenue Code.  Actual  documents and detailed  materials about the plans will be provided upon request to the Distributor.

Purchases  of the Funds'  shares under any of these plans are made at the public
offering  price  next  determined  after   contributions  are  received  by  the
Distributor.  The Funds'  shares owned under any of the plans have full dividend and  redemption  privileges.  Depending  on the  terms of the  particular  plan, retirement benefits may be paid in a lump sum or in installment  payments over a specified period. There are possible penalties for premature  distributions from such plans.

Security Management Company,  LLC is available to act as custodian for the plans on a fee basis.  In 2003,  UMB Bank,  n.a. began serving as the custodian of the plans. For IRAs, SIMPLE IRAs, Roth IRAs,  Coverdell  Education Savings Accounts,
and  Simplified  Employee  Pension (SEP) plans,  service fee for such  custodial services currently is: $10 for annual  maintenance of the account.  Service fees for Section 403(b) Retirement Plans are set forth in "403(b)  Retirement Plans."
Service  fees for other  types of plans will vary.  These fees will be  deducted from the plan assets. Optional supplemental services are available from Security
Financial Resources, Inc. for additional charges.

Retirement  investment programs involve commitments covering future years. It is important  that  the  investment  objectives  and  structure  of  the  Funds  be considered by the investors for such plans. A brief description of the available tax-qualified  retirement  plans  is  provided  below.  However  the  tax  rules applicable to such  qualified  plans vary  according to the type of plan and the terms and  conditions  of the plan  itself.  Therefore,  no  attempt  is made to provide  more than  general  information  about the various  types of  qualified plans.

Investors  are  urged to  consult  their  own  attorneys  or tax  advisers  when considering the establishment and maintenance of any such plans.

INDIVIDUAL RETIREMENT ACCOUNTS (IRAS)

Individual  Retirement  Account  Custodial  Agreements  are available to provide investment  in shares of the Funds or in other Funds in the Security  Group.  An individual  may  initiate  an IRA  through  the  Underwriter  by  executing  the custodial  agreement and making a minimum initial investment of at least $100. A
$10 annual fee is charged for maintaining the account.

An individual  may make a contribution  to a traditional  IRA each year of up to the lesser of 100% of earned  income  under  current  tax law or the  applicable dollar amount as shown in the table below:

                         ==============================
                              TAX YEAR           AMOUNT
                         ------------------------------
                                2004             $3,000
                              2005-2007          $4,000
                         2008 and thereafter     $5,000
                         ==============================

The  IRAs  described  in  this  paragraph  are  called   "traditional  IRAs"  to
distinguish them from the "Roth IRAs," which are described  below.  Spousal IRAs allow an  individual  and his or her spouse to  contribute  up to the maximum to each of their  respective  IRAs (up to 100% of joint earned income) so long as a joint tax return is filed. The maximum amount the higher  compensated spouse may contribute  for the year is the  lesser of the  applicable  sum set forth in the table  above  or 100% of that  spouse's  compensation.  The  maximum  the  lower compensated  spouse may  contribute is the lesser of (i) the  applicable sum set forth in the table  above or (ii) 100% of that  spouse's  compensation  plus the amount by which the higher compensated spouse's  compensation exceeds the amount the higher  compensated  spouse contributes to his or her IRA. If you are age 50 or over, you may make an additional  catch up contribution  to your  traditional
IRA of $500  during the tax years of 2004 and 2005,  or $1,000 for tax year 2006 or any tax year thereafter.

Generally if a taxpayer is not covered by an employer-sponsored retirement plan, the amount the taxpayer may deduct for federal income tax purposes in a year for contributions  to an IRA is the  lesser of the  applicable  sum set forth in the table above or the  taxpayer's  compensation  for the year.  If the  taxpayer is
covered  by  an   employer-sponsored   retirement   plan,   the  amount  of  IRA
contributions  the  taxpayer  may deduct in a year may be reduced or  eliminated based on the  taxpayer's  adjusted gross income for the year. The adjusted gross income  level at  which a  single  taxpayer's  deduction  for 2004 is  affected,
$45,000,  will increase to $50,000 for 2005 and  thereafter.  The adjusted gross income level at which the  deduction  for 2004 for a married  taxpayer (who does not file a separate return) is affected,  $65,000,  will increase annually until the year 2007 as  follows:  $70,000  for 2005,  $75,000 for 2006 and $80,000 for
2007 and  thereafter.  If the taxpayer is married,  files a separate tax return, and is covered by a  qualified  retirement  plan,  the  taxpayer  may not make a deductible  contribution to an IRA if the taxpayer's income exceeds $10,000.  If the taxpayer is not covered by an  employer-sponsored  retirement  plan, but the taxpayer's  spouse is, the amount the taxpayer may deduct for IRA  contributions will be phased out if the taxpayer's  adjusted gross income is between  $150,000 and $160,000.

Contributions must be made in cash no later than April 15 following the close of the tax year.  No annual  contribution  is  permitted  for the year in which the investor reaches age 70 1/2 or any year thereafter.

In addition to annual  contributions,  total  distributions  and certain partial distributions from certain  employer-sponsored  retirement plans may be eligible to be reinvested  into a traditional  IRA if the  reinvestment is made within 60 days of receipt of the distribution by the taxpayer. Such rollover contributions are not subject to the limitations on annual IRA contributions described above.

ROTH IRAs

Section 408A of the Code permits  eligible  individuals to establish a Roth IRA.
Contributions  to a Roth  IRA are not  deductible,  but  withdrawals  that  meet certain  requirements  are not subject to federal income tax. The maximum annual contribution  amount  is equal to the  lesser  of 100% of  earned  income or the applicable dollar amount shown in the table below:

                         ==============================
                              TAX YEAR           AMOUNT
                         ------------------------------
                                2004             $3,000
                              2005-2007          $4,000
                         2008 and thereafter     $5,000
                         ==============================

However,  your ability to contribute to a Roth IRA will be reduced or eliminated if your adjusted gross income exceeds certain amounts (currently  $150,000 for a married  couple  filing a joint return and $95,000 for a single  taxpayer).  The maximum amount you may  contribute  will also be reduced by any amounts that you contribute  to a  traditional  IRA.  If you are age 50 or over,  you may make an additional  catch up  contribution to your Roth IRA of $500 during the tax years of 2004  and  2005 or  $1,000  if it is  during  the  2006  tax year or any year thereafter.  In general,  Roth IRAs are subject to certain required distribution requirements.  Unlike a  traditional  IRA,  Roth IRAs are not subject to minimum required distribution rules during the owner's lifetime. Generally, however, the amount  remaining in a Roth IRA must be distributed by the end of the fifth year after the death of the owner.

The owner of a traditional  IRA may convert the  traditional IRA into a Roth IRA under certain  circumstances.  The conversion of a traditional IRA to a Roth IRA will subject the amount of the converted  traditional IRA to federal income tax.
If a  traditional  IRA is  converted  to a Roth IRA,  the taxable  amount of the owner's traditional IRA will be considered taxable income for federal income tax purposes for the year of conversion.

COVERDELL EDUCATION SAVINGS ACCOUNTS

Section 530 of the Code permits  eligible  individuals  to establish a Coverdell
Education  Savings  Account  on  behalf  of a  beneficiary.  Contributions  to a
Coverdell   Education   Savings  Account  are  not  deductible,   but  qualified
distributions  to the  beneficiary  are not subject to federal  income tax.  The maximum annual  contribution amount of $2,000 is phased out if the individual is single and has an adjusted gross income between $95,000 and $110,000,  or if the individual  is  married  and the couple has a  combined  adjusted  gross  income between $190,000 and $220,000.  Coverdell Education Savings Accounts are subject to certain required distribution  requirements.  Generally, the amount remaining in a Coverdell  Education  Savings  Account must be  distributed  within 30 days after the beneficiary's  30th birthday or rolled into a new Coverdell  Education
Savings Account for another eligible beneficiary.

SIMPLE IRAs

In general,  a SIMPLE plan may be established by any employer,  including a sole proprietorship or corporation with 100 or fewer employees,  and must be the only retirement  plan  maintained by the  employer.  Under a SIMPLE plan using SIMPLE
IRAs,  a SIMPLE IRA is created for each  eligible  employee  which,  in general, includes all employees who received at least $5,000 in  compensation  during any two years preceding the year for which  eligibility is being  determined  (i.e., the current year) and is reasonably  expected to earn at least $5,000 during the current year. As with  SEP-IRAs,  SIMPLE IRAs are  individual  accounts owned by each eligible employee. Under a SIMPLE IRA plan, eligible employees can elect to contribute a portion of their salary to their SIMPLE IRA.

The  Investment  Manager makes  available  SIMPLE IRAs to provide  investment in shares of the Funds.  Contributions  to a SIMPLE IRA will  include  both  salary deferral contributions and employer contributions. Contributions must be made in cash and cannot exceed the maximum  amount  allowed  under the Internal  Revenue
Code.  On a  pre-tax  basis,  compensation  (through  salary  deferrals)  may be contributed to a SIMPLE IRA. Elective deferrals are based on a stated percentage of the employee's compensation,  and are limited to the applicable dollar amount per year as shown in the table below.

                        ================================
                                                DEFERRED
                             TAX YEAR            AMOUNT
                        --------------------------------
                               2004             $ 9,000
                        2005 and thereafter     $10,000
                        ================================

The $10,000  limit will be adjusted  for  inflation in $500  increments  for tax years  beginning  after the 2005 tax year.  If you are age 50 or over,  catch up contributions  can be made to your  SIMPLE  IRA in an amount up to the lesser of
(i)  your  compensation  for  the tax  year,  reduced  by all of  your  elective deferrals that were made to other plans, or (ii) the applicable dollar amount as shown in the table below:

                       ==================================
                                               ADDITIONAL
                                                CATCH UP
                            TAX YEAR             AMOUNT
                       ----------------------------------
                              2004               $1,500
                              2005               $2,000
                       2006 and thereafter       $2,500
                       ==================================

The $2,500 limit will be adjusted for inflation in $500 increments for tax years beginning after the 2006 tax year. Catch-up  contributions are only available to individuals  for whom no other elective  deferrals may otherwise be made for the year because of a limit imposed by law or the plan.  In addition,  employers are required to make either (1) a dollar-for-dollar  matching  contribution or (2) a nonelective  contribution to each  participant's  account each year. In general, matching  contributions  must equal up to 3% of compensation,  but under certain circumstances,  employers may make lower matching contributions.  Instead of the match, employers may make a nonelective contribution equal to 2% of compensation
(compensation  for  purposes  of any  nonelective  contribution  is  limited  to
$200,000, as indexed).

PENSION AND PROFIT SHARING PLANS

Prototype corporate pension or profit-sharing  plans meeting the requirements of
Internal Revenue Code Section 401(a) are available. Information concerning these plans may be obtained from the Distributor.

403(b) RETIREMENT PLANS

Employees of public  school  systems and  tax-exempt  organizations  meeting the requirements of Internal  Revenue Code Section  501(c)(3) may purchase shares of the Funds or of other funds in the Security Group,  which funds include Security
Social  Awareness,  Capital  Preservation,  Diversified  Income,  High Yield and
Income Opportunity Funds, under a Section 403(b) Plan. Class A shares may not be available to custodial  accounts of the  Investment  Manager  opened on or after
June 5, 2000.  The  minimum  initial or  subsequent  investment  in a  custodial account under a Section 403(b) Plan is $50. An annual  administration fee of $25 is required for each custodial account with a balance less than $25,000 and a $5 withdrawal fee will be charged when any custodial account is closed.

Section 403(b) Plans are subject to numerous restrictions on the amount that may be  contributed,  the persons who are  eligible  to  participate,  the time when distributions may commence, and the number and amount of any loans requested.

SIMPLIFIED EMPLOYEE PENSION (SEP) PLANS

A prototype SEP is available for corporations,  partnerships or sole proprietors desiring  to  adopt  such a plan for  purchases  of IRAs  for  their  employees.
Employers  establishing  a SEP may contribute a maximum of $42,000 to an IRA for each  employee  for the 2005 tax year.  This  maximum  is subject to a number of limitations.

FINANCIAL STATEMENTS

The  financial  statements  of the  Funds,  which are  contained  in the  Funds'
September 30, 2004 Annual Report, are incorporated  herein by reference.  Copies of the Annual  Report are  provided to every  person  requesting  a Statement of
Additional Information.

                                   APPENDIX A

DESCRIPTION OF CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.-

Aaa. Bonds which are rated Aaa are judged to be of the best quality.  They carry the  smallest  degree  of  investment  risk  and are  generally  referred  to as
"gilt-edge."  Interest  payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change,  such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all  standards.
Together with the Aaa group they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds  because  margins of protection may not be as large as in Aaa securities or  fluctuation of protective  elements may be of greater  amplitude or there may be other  elements  present which make the long-term risks appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment  attributes and are to be considered as upper medium grade  obligations.  Factors giving security to principal  and interest  are  considered  adequate,  but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither  highly  protected nor poorly  secured.  Interest  payments and principal  security  appear  adequate  for the present,  but certain  protective elements may be lacking or may be  characteristically  unreliable over any great length of time. Such bonds lack outstanding  investment  characteristics  and in fact have speculative characteristics as well.

Ba.  Bonds  which are rated Ba are judged to have  speculative  elements;  their future cannot be considered  as well assured.  Often the  protection of interest and  principal  payments may be very  moderate and thereby not well  safeguarded during  both  good  and bad  times  over the  future.  Uncertainty  of  position characterizes bonds in this class.

B. Bonds  which are rated B  generally  lack  characteristics  of the  desirable investment.  Assurance of interest and principal  payments or of  maintenance of other terms of the contract over any long period of time may be small.

Caa.  Bonds  which are rated Caa are of poor  standing.  Such  issues  may be in default or there may be present  elements of danger with respect to principal or interest.

Ca. Bonds which are rated Ca represent  obligations  which are  speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C.  Bonds  which are rated C are the lowest  rated  class of bonds and issues so rated can be regarded as having  extremely  poor prospects of ever attaining any real investment standing.

STANDARD & POOR'S CORPORATION -

AAA. Bonds rated AAA have the highest rating  assigned by Standard & Poor's to a debt  obligation.  Capacity to pay  interest  and repay  principal  is extremely strong.

AA.  Bonds  rated AA have a very  strong  capacity  to pay  interest  and  repay principal and differ from the highest rated issues only in small degree.

A. Bonds rated A have a strong  capacity  to pay  interest  and repay  principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB. Bonds rated BBB are regarded as having an adequate capacity to pay interest
and  repay  principal.   Whereas  they  normally  exhibit  adequate   protection
parameters,  adverse  economic  conditions  or changing  circumstances  are more likely to lead to a weakened  capacity to pay interest and repay  principal  for bonds in this category than for bonds in higher rated categories.

BB, B, CCC,  CC.  Bonds rated BB, B, CCC and CC are  regarded,  on  balance,  as predominately  speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of obligation. BB indicates the lowest degree of  speculation  and CC the highest degree of  speculation.  While such bonds will likely have some quality and protective  characteristics,  these are  outweighed  by large  uncertainties  or major  risk  exposures  to  adverse conditions.

C. The rating C is reserved for income bonds on which no interest is being paid.

D. Debt rated D is in  default  and  payment of  interest  and/or  repayment  of principal is in arrears.